UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE
14a-101)
SCHEDULE 14A INFORMATION
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CADENCE DESIGN SYSTEMS, INC.
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NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

The 2025 Annual Meeting of Stockholders of CADENCE DESIGN SYSTEMS, INC., a Delaware corporation (“Cadence”), will be held as follows:

When:	Where:

May 8, 2025 1:00 p.m. Pacific Time	Virtual Meeting www.meetnow.global/M9LNHJ2

Items of Business:

The purpose of the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) is to consider and take action on the following:

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To elect the ten directors named in the proxy statement to serve until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the directors’ earlier death, resignation or removal.

2.	To vote on an advisory resolution to approve named executive officer compensation.

3.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 31, 2025.

4.	To vote on a stockholder proposal regarding political spending, if properly presented at the meeting.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date:

Holders of Cadence common stock at the close of business on March 10, 2025 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

How to Vote:

Your vote is important to us. Please cast your vote promptly via the internet, telephone or mail. Specific instructions on how to vote are included in the Notice of Internet Availability of Proxy Materials that Cadence will mail to its stockholders as of the Record Date on or about March 25, 2025. You will also be able to vote your shares electronically during the virtual Annual Meeting.

How to Attend:

The Annual Meeting will be held online at www.meetnow.global/M9LNHJ2 via live audio webcast. Stockholders will be able to attend and participate in the Annual Meeting online, vote their shares electronically, and submit questions through the virtual meeting platform during the meeting. Please refer to the “Information About the Annual Meeting” section of the proxy statement for detailed instructions on how to register for and attend the Annual Meeting.

By Order of the Board of Directors,

San Jose, California March 25, 2025	Karna Nisewaner Senior Vice President, General Counsel and Corporate Secretary

PROXY STATEMENT

LETTER TO OUR STOCKHOLDERS

Dear Cadence Stockholders:

On behalf of the Board of Directors, I want to thank you for your continued investment in and support of Cadence. The Board represents your interests with the goal of creating sustainable long-term value for stockholders. In 2024, we continued to focus on overseeing the execution of Cadence’s business strategy, sound business fundamentals and governance, and prudent risk management. I am pleased to communicate with you about several of our priorities and actions since the 2024 Annual Meeting of Stockholders.

Business Strategy

The Board discusses Cadence’s business strategy, execution against that strategy, governance, and risk management throughout the year. Cadence’s execution of its Intelligent System Design Strategy, with a customer first mindset and high-performance culture, continues to drive strong business performance.

Generational trends such as hyperscale computing, autonomous driving, and 5G, all accelerated by the AI supercycle, continue fueling strong design activity. In 2024, we expanded our portfolio across core electronic design automation (EDA), semiconductor intellectual property (IP) and System Design and Analysis (SD&A) through organic innovation and strategic acquisitions. Our cutting-edge chip-to-systems platforms continue empowering customers to build their next-generation products. Our Cadence.ai portfolio gained strong momentum, with market-shaping customers increasingly using our AI-driven optimization products, including Cadence Cerebrus, Verisium AI and Allegro X AI. Cadence Cerebrus, offering transformative PPA (power, performance, and area) benefits, is rapidly becoming an essential part of the design flow for our customers, with more than 750 tape-outs to date. Our Verisium AI verification platform gained share at key customers as they embraced the significant boost in verification quality and efficiency. Our Allegro X design platform, which offers in-design analysis and expanded collaboration capabilities, is delivering significant productivity benefits to our customers.

Cadence is accelerating the development of today’s AI infrastructure buildout and is strongly positioned to leverage its computational software expertise to drive the next wave of innovation in Physical AI and Sciences AI. The growing foundry ecosystem is also driving increased design activity, and creating significant opportunities for Cadence, where our products and services enable our customers to create new leading-edge devices and processes.

As a result, in 2024 Cadence delivered strong growth, advancing its core EDA business, while meaningfully expanding its IP and SD&A businesses. As the AI era continues to unfold, Cadence’s compelling AI-driven portfolio, powered by accelerated computing, is delivering transformative results to customers, uniquely positioning us to capitalize on these massive opportunities, and return significant value to stockholders.

Board Refreshment

In December 2024, the Board appointed Moshe Gavrielov as a member of the Board. Mr. Gavrielov has extensive executive leadership and management experience from his roles as chief executive officer and other management positions at a range of technology companies. In addition, he contributes to the expertise of our Board from serving and having served as a member of other public company boards.

As we continue to evaluate board refreshment, we remain committed to seeking skilled and talented leaders who can apply their unique and valuable experiences to the stewardship of Cadence. We regularly review board composition and will continue to proactively manage the composition of the Board to ensure it has the appropriate mix of skills and experience to address Cadence’s current and future needs.

Corporate Governance and Stockholder Engagement

We routinely evaluate our corporate governance against best practices at fellow S&P 500 companies, investor guidelines and feedback, and alignment with Cadence’s strategy and needs. As our stockholders play an important role in governance, Cadence maintains a robust stockholder engagement program to better understand your viewpoints on topics such as sustainable business practices, board composition and refreshment, culture, and executive compensation. For our engagement in the fall of 2024, Cadence reached out to more than 20 stockholders representing over half of our outstanding shares. Our stockholders also have the opportunity to communicate their views at the Annual Meeting, during our quarterly earnings process, or by writing to us at the address provided in the section of this proxy statement entitled “Communication with Directors.”

Your vote is important to us. We encourage you to read this proxy statement and vote your shares.

Sincerely,

ML Krakauer
Board Chair

Forward Looking Statements

This letter and our proxy statement contain forward-looking statements, including Cadence’s outlook on strategic objectives, business prospects, technology and product developments, industry trends, market growth, short-term and long-term financial targets and objectives, expected or future equity usage, shares outstanding, expected compensation decisions and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements.

For a detailed discussion of cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and future filings.

All forward-looking statements in this letter and our proxy statement are based on management’s expectations as of the date of this letter and our proxy statement and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE HIGHLIGHTS

Board of Directors:

✓  Independent director serving as chair of the Board of Directors of Cadence (the “Board” or the “Board of Directors”)

✓  Substantial majority of independent directors – nine of the ten current directors are independent

✓  All Board committees comprised entirely of independent directors

✓  Regular executive sessions of the independent directors

✓  Annual Board and committee evaluations – overseen by the Corporate Governance and Nominating Committee

✓  Board refreshment and succession planning

✓  Annual Chief Executive Officer (“CEO”) and senior leadership succession review

✓  Principled Code of Business Conduct

✓  Robust insider trading and related party transaction policies and corporate governance guidelines

✓  Committee authority to retain independent advisors

✓  Stock Ownership Guidelines – each non-employee director required to hold Cadence shares valued at a minimum of $375,000 within five years of appointment or election

✓  Proactive, ongoing and responsive stockholder engagement program, including direct involvement by the Chair of the Board (“Board Chair”)

✓  Board continuing education – new director orientation and continuing education on critical topics and issues

✓  Limits on the number of other public company boards on which directors may serve

Stockholder Rights:	Executive Compensation:

✓  No stockholders’ rights plan

✓  No dual class common stock structure

✓  Ability to act by written consent

✓  Ability to call a special meeting

✓  Proxy access

✓  No supermajority voting requirements

✓  Robust stockholder engagement program

✓  Directors elected by majority vote in an uncontested election

✓  All directors elected annually (no classified Board structure)

✓  Annual Say-on-Pay stockholder vote

✓  Compensation Recovery (“Clawback”) Policy

✓  Prohibition on hedging of Cadence securities

✓  Use of an independent compensation consultant

✓  Stock Ownership Guidelines – (i) 3X the annual base salary for the CEO and (ii) 1X the annual base salary for all other executive officers, in each case within five years of appointment

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CORPORATE GOVERNANCE

Cadence is governed by the Board and the committees of the Board, which meet throughout the year. Cadence and its Board are committed to sound corporate governance which helps Cadence compete more effectively, sustain its success and build long-term stockholder value. The Board and management regularly review and evaluate Cadence’s corporate governance practices. Cadence’s corporate governance documents, including the charters of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, the Code of Business Conduct, the Related Party Transaction Policies and Procedures and the Board’s Corporate Governance Guidelines, are available on the Corporate Governance page at www.cadence.com. Paper copies of these documents are also available to stockholders upon written request directed to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which cover various topics relating to the Board and its activities, including the selection and composition of the Board, Board leadership, compensation of directors, responsibilities of directors, Board access to senior management and outside advisors, limits on the number of other public company boards on which directors may serve, meeting procedures, and committee matters. The Corporate Governance and Nominating Committee annually reviews the Corporate Governance Guidelines, which may be amended by the Board at any time and were most recently amended in February 2025. The Board updated the Corporate Governance Guidelines to clarify the Board’s time commitment and overboarding policies. While the Board acknowledges the value of having directors with significant leadership experience in other businesses and organizations, directors are expected to ensure that their other commitments do not interfere with their duties and responsibilities as directors of Cadence.

Code of Business Conduct

Cadence has adopted a Worldwide Code of Business Conduct (the “Code of Business Conduct”) to provide standards for ethical conduct in dealing with customers, suppliers, agents, government officials and others. The Code of Business Conduct applies to Cadence’s directors, officers and employees (and those of its subsidiaries). The Code of Business Conduct also applies to certain independent contractors and consultants who work at Cadence’s facilities or at Cadence’s direction. Compliance with the Code of Business Conduct is a condition to continued service or employment with Cadence. The Code of Business Conduct covers topics including health and safety, confidentiality of assets and information, conflicts of interest, anonymous reporting of non-compliance, compliance with federal and state securities laws, employment practices, political and charitable contributions, compliance with competition laws, human rights, anti-corruption, international trade and other laws and regulations.

Any waiver of a provision of the Code of Business Conduct with respect to a director or an executive officer may only be made by the Board. Any waivers for other employees may be granted only by the CEO or the General Counsel or their respective designees. To the extent required under applicable U.S. Securities and Exchange Commission (the “SEC”) or Nasdaq Stock Market (“Nasdaq”) rules, Cadence will disclose material amendments to the Code of Business Conduct and any waiver of its provisions with respect to any director or executive officer in accordance with applicable law by posting such information on its website at www.cadence.com.

Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines for Cadence’s directors and executive officers to further align the interests of the directors and executive officers with the interests of stockholders and to reinforce Cadence’s commitment to sound corporate governance. Each non-employee member of the Board is required to hold shares of Cadence common stock with a value of at least $375,000 within five years of the date of his or her initial

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appointment or election to the Board. Cadence’s CEO is required to hold shares of Cadence common stock with a value of at least three times his or her annual base salary within five years of the date of his or her appointment, and Cadence’s other executive officers are required to hold shares of Cadence common stock with a value of at least his or her annual base salary within five years of the date of his or her appointment. As of the Record Date, all directors and executive officers met the Stock Ownership Guidelines applicable to them.

Anti-Hedging Policy and Trading Restrictions

Cadence’s Securities Trading Policy restricts certain transactions in Cadence securities and prohibits Cadence’s directors, executive officers and all other Cadence employees (and their respective family and household members) from hedging their ownership of Cadence securities (regardless of whether such securities were granted as compensation or are otherwise held, directly or indirectly, by such employee or director), including by purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or trading in publicly-traded options, puts, calls or other derivative instruments related to Cadence securities. Cadence’s Securities Trading Policy also generally prohibits short-sales and similar transactions and pledges of Cadence stock or deposits of Cadence stock in margin accounts.

CORPORATE SOCIAL RESPONSIBILITY

Cadence’s commitment to corporate social responsibility and its environmental, social and governance (“ESG”) initiatives create value for the company and all of its stakeholders. Our employees are at the center of everything we create and the business success we achieve. Cadence is committed to maximizing innovation by fostering an environment where all employees have an equal opportunity to share their ideas and to be heard. We believe that as a global leader in electronic design whose offerings enable the world’s most innovative companies to bring to market products that transform the way people live, work and play, Cadence has an opportunity and a responsibility to be an organization that positively impacts society. As we work towards this goal, Cadence is committed to building ethical and sustainable business operations and supply chains and to maintaining governance structures that are in line with the best practices of our peers. In 2024, Cadence’s near-term and net-zero greenhouse gas reduction targets were approved by the Science Based Targets Initiative (SBTi), and we procured 100% renewable energy for our global operations, and secured CarbonNeutral® certification for the fourth year in a row.

For more information on Cadence’s ESG strategy, programs and activities, see Cadence’s Corporate Social Responsibility page at www.cadence.com. The contents of Cadence’s ESG reports and website are not part of or incorporated by reference into this proxy statement.

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BOARD OF DIRECTORS

BOARD COMPOSITION AT A GLANCE

BOARD COMPOSITION AND REFRESHMENT

The Board currently consists of ten members: Mark W. Adams, Ita Brennan, Lewis Chew, Anirudh Devgan, Moshe Gavrielov, ML Krakauer, Julia Liuson, James D. Plummer, Alberto Sangiovanni-Vincentelli and Young K. Sohn.

Board composition is a regular topic for discussion at Board meetings and Cadence remains committed to ensuring the Board is composed of directors who bring varied viewpoints and perspectives, skills, professional experience and backgrounds and effectively represent the long-term interests of stockholders. The Corporate Governance and Nominating Committee reviews at least annually the appropriate experience, skills and characteristics required of Board members in the context of the current composition of the Board. New directors undergo a robust orientation process overseen by the Corporate Governance and Nominating Committee that includes a series of briefings with senior management and other experts designed to enable new directors to quickly become active, knowledgeable and effective members of the Board. The briefings include profiles on Cadence’s business, industry, technology, financial landscape, people and culture, as well as corporate governance and regulatory matters.

The Corporate Governance and Nominating Committee also regularly reviews the tenure of Cadence’s directors, resulting in a multi-year approach to board refreshment. Over half of our director nominees joined the Board within the last six years. Our longer-serving director nominees continue to be very active in the academic, business and governmental sectors associated with Cadence’s businesses, bringing these perspectives and insights to the work of the Board. The Board will continue to proactively manage its composition to ensure it has the appropriate mix of tenures and the requisite skills to address Cadence’s current and future needs.

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Ita Brennan and Lewis Chew joined the Board Lewis Chew appointed Chair of the Audit Committee	Julia Liuson and Anirudh Devgan joined the Board Lip-Bu Tan appointed Executive Chair and John Shoven transitioned from Board Chair to Lead Independent Director	ML Krakauer joined the Board Ita Brennan appointed Chair of Corporate Governance and Nominating Committee	ML Krakauer appointed Board Chair		Moshe Gavrielov joined the Board

2020	2021	2022	2023	2024	2025

	Susan L. Bostrom retired (14 years on Board, from 2001 to 2005 and 2011 to 2021)		Lip-Bu Tan retired (19 years on Board, including two years as the Executive Chair)	John B. Shoven retired (32 years on Board, including 16 years as the Board Chair) and two years as the Lead Independent Director

DIRECTOR INDEPENDENCE

The Board determines director independence in accordance with the Corporate Governance Guidelines, which require that at least a majority of the Board be “independent” within the meaning of the Nasdaq listing standards.

To be “independent” under the Nasdaq listing standards, among other bright line tests enumerated in the standards, a director must not be an executive officer or employee of the company and must not have a relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment in carrying out the responsibilities of a Cadence director. In determining each director’s independence, the Board considers all relevant facts and circumstances in conjunction with the guidelines provided by the Nasdaq listing standards. This includes, without limitation, Mr. Adams’ role as President and Chief Executive Officer of Penguin Solutions, Inc. (“Penguin”), Ms. Brennan’s former role as the Senior Vice President, Chief Financial Officer of Arista Networks, Inc. (“Arista”), and Mr. Sohn’s role as co-founder and co-manager of Walden Catalyst and Cadence’s ordinary course business transactions with Penguin, Arista, and companies in which Mr. Sohn and Walden Catalyst are involved. The Board considers these transactions as part of its overall analysis of the independence of the Board. The Board also considers other board membership, employment, advisory and academic relationships of its members with other companies and institutions with which Cadence does business, with or in which it invests, or to which it makes charitable gifts.

In addition, all such transactions are subject to the terms of the Code of Business Conduct and Related Party Transaction Policies and Procedures. These policies and internal procedural guidelines also require that directors recuse themselves from any discussion or approval by the Corporate Governance and Nominating Committee of Cadence’s transactions with those companies and institutions that are associated with such directors, except to provide material information concerning such transactions to the Corporate Governance and Nominating Committee.

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The aggregate annual amounts involved in each of the foregoing transactions involving an entity in which an independent director is or was a partner, or a controlling shareholder or an executive officer in each of the last three fiscal years were less than the greater of 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, and the affiliated Board members were determined not to have a direct or indirect material interest in such transactions.

CURRENT INDEPENDENT DIRECTORS

Among the current members of the Board, the Board has determined that Directors Adams, Brennan, Chew, Gavrielov, Krakauer, Liuson, Plummer, Sangiovanni-Vincentelli and Sohn are independent directors within the meaning of the Nasdaq listing standards. Dr. Devgan, the President and CEO of Cadence, is not deemed independent.

BOARD LEADERSHIP

Dr. Devgan serves as CEO and Ms. Krakauer, an independent director, serves as Board Chair. The Board believes that at this time, Cadence and its stockholders are best served by this leadership structure, because it facilitates effective oversight and further strengthens the Board’s independent leadership and commitment to sound governance. This also allows the CEO to focus on the day-to-day business of Cadence, while allowing the Chair to lead the Board in its oversight of the company on behalf of the stockholders.

PROCESS FOR SELECTING DIRECTOR NOMINEES AND CANDIDATES

The Corporate Governance and Nominating Committee evaluates and recommends director candidates for nomination by the full Board. The Corporate Governance and Nominating Committee regularly discusses and annually reviews as a committee the appropriate skills and characteristics required of directors (such as integrity, experience, judgment, diversity of background, independence, ability to commit sufficient time and attention to Board activities, understanding of Cadence’s products, technologies and strategy, and the specific skills set forth under “Director Nominee Qualifications, Skills and Experience” below in Proposal 1 regarding the election of directors) in the context of the current composition of the Board and its committees.

STOCKHOLDER RECOMMENDATIONS OF DIRECTOR CANDIDATES

Stockholders who wish to recommend a prospective candidate for the Board must notify Cadence’s Corporate Secretary in writing with the supporting materials required by Cadence’s Bylaws as described under “Information About the Annual Meeting” below and any other material the stockholder considers necessary or appropriate in order for their recommended candidate to be considered by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee will evaluate any such candidate in the same manner as it evaluates candidates recommended from other sources.

DIRECTOR ATTENDANCE

During the fiscal year ended December 31, 2024, the Board held six meetings, in addition to taking actions by unanimous written consent in lieu of a meeting. Each of our current directors attended at least 75% of the meetings of the Board and the committees on which he or she served that were held during the period for which he or she was a director or committee member during fiscal 2024. The Corporate Governance Guidelines encourage directors to attend the Annual Meeting, and all of Cadence’s then-serving directors attended the 2024 Annual Meeting of Stockholders.

INDEPENDENT DIRECTOR SESSIONS

Pursuant to the Corporate Governance Guidelines, Cadence’s independent directors meet privately at least twice each year and Ms. Krakauer as Board Chair and an independent director, presides over portions of Board meetings attended exclusively by independent directors.

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BOARD EVALUATIONS

The Board is committed to reviewing its performance through an annual evaluation process. Through the evaluations, the Board assesses its processes, meetings, planning and overall effectiveness. The directors provide feedback on the Board and its committees through questionnaires and interviews with an independent third party. Each year, the independent third party reviews the results and feedback provided by the directors and follows up with the directors regarding their evaluations and presents to the full Board. Any findings that require additional consideration are addressed at subsequent Board and committee meetings, as appropriate.

CEO AND MANAGEMENT SUCCESSION PLANNING

The Board is actively engaged and involved in the succession planning of Cadence’s management. The Compensation Committee regularly discusses and annually reports to the Board with respect to CEO succession planning, including policies for CEO selection and succession in the event of incapacitation, emergency situations, operational needs, retirement or removal of the CEO and evaluations of and development plans for potential successors to the CEO. In addition, the Compensation Committee, in consultation with the CEO, regularly discusses and annually reviews senior leadership succession planning and reports to the Board with respect to Cadence’s management development program and succession planning.

BOARD RISK OVERSIGHT

The Board exercises its risk oversight function through the Board as a whole and through its committees. The Board and its committees seek to understand and oversee the most critical risks facing Cadence. The Board does not view risk in isolation but considers risk as part of its regular consideration of business decisions and business strategy. The Board as a whole has the ultimate responsibility for the oversight of risk management but has delegated the oversight of certain risks to the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee as set forth in the table below.

Committee	Primary Areas of Risk Oversight

Audit Committee	Cadence’s financial condition, financial statements, financial reporting process, accounting, internal control and cybersecurity matters, financial affairs and financing transactions

Compensation Committee	Cadence’s overall compensation and senior leadership succession planning practices, policies and programs, and human capital management practices

Corporate Governance and Nominating Committee	Cadence’s corporate governance, the composition, structure and evaluation of, and succession planning for, the Board and its committees, ESG practices and review and approval of related party transactions and political contributions

The Board and the relevant committees review with Cadence’s management the risk management practices for which they have oversight responsibility. Since overseeing risk is an ongoing process and inherent in Cadence’s strategic decisions, the Board and the relevant committees also discuss risk throughout the year in relation to specific proposed actions.

Cybersecurity

Cybersecurity continues to be an important area of focus. Cadence is committed to the protection of its customers’, vendors’, partners’ and employees’ personal information, and its Information Security team works to identify and prevent cybersecurity risks through enhanced privacy and data cybersecurity initiatives. Cadence’s Chief Information Security Officer administers the data privacy and cybersecurity program with oversight by the Audit Committee and regularly updates the Board and Audit Committee on the cybersecurity performance and risk profile.

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COMMITTEES OF THE BOARD

The Board currently has the following committees: Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. From time to time, the Board may also establish ad hoc committees to address particular matters. The Corporate Governance and Nominating Committee reviews committee structure and membership periodically to determine whether the current committees of the Board meet the Board’s evolving responsibilities and priorities or whether any changes may be warranted. As a result of such an evaluation, the Board dissolved its Finance Committee as of November 2024 and, in March 2025, changed certain committee memberships. Each of the standing committees meets regularly, reports on its activities to the full Board, is authorized to engage external advisors and has a written charter that is approved by the Board and available on the Corporate Governance page at www.cadence.com. The table below shows the current composition of the committees.

Director	Audit	Compensation	Corporate Governance and Nominating

Mark W. Adams

Ita Brennan	✓

Lewis Chew

Anirudh Devgan

Moshe Gavrielov		✓

ML Krakauer			✓

Julia Liuson			✓

James D. Plummer	✓

Alberto Sangiovanni-Vincentelli	✓

Young K. Sohn		✓

   Committee Chair ✓ Member

Audit Committee

The Board has determined that all four members of the Audit Committee are “independent” as defined by the Nasdaq listing standards applicable to audit committee members and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that Directors Brennan and Chew are “audit committee financial experts” as defined in rules promulgated by the SEC.

The Audit Committee charter was last amended in February 2025 and complies with the Nasdaq listing standards. The duties and responsibilities of the Audit Committee include:

•	Appointing, retaining, compensating, evaluating, overseeing and discharging Cadence’s independent registered public accounting firm;

•

Pre-approving (or where permitted by SEC rules in the case of de minimis non-audit services, subsequently approving) all audit and permissible non-audit services to be provided by the independent registered public accounting firm and establishing policies and procedures for such pre-approval;

•

Engaging in dialogues with the independent registered public accounting firm with respect to any relationships or services between Cadence and the independent registered public accounting firm that may impact the objectivity and independence of the independent registered public accounting firm;

•	Setting clear policies regarding employment by Cadence of individuals employed or formerly employed by the independent auditors;

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•	Reviewing audit and internal quality control procedures, the results of the annual audit and any audit problems, difficulties or significant disagreements with management;

•

Reviewing Cadence’s annual and quarterly financial statements, annual reports on Form 10-K and quarterly reports on Form 10-Q, and recommending to the Board whether the financial statements should be included in Cadence’s annual report on Form 10-K;

•

At least annually, reviewing, discussing with management and assessing the adequacy and effectiveness of Cadence’s internal controls and procedures, disclosure controls and procedures, and Cadence’s guidelines, policies and practices with respect to risk assessment and risk management as they relate to Cadence’s financial condition, financial statements, financial reporting process and accounting matters, cybersecurity, and overseeing financial risk exposures;

•

Establishing and overseeing procedures for the receipt, retention and treatment of complaints received by Cadence regarding accounting, internal controls, auditing or violations of federal securities law matters;

•

At least on a quarterly basis, inquiring from the independent auditor whether Cadence’s financial statements have been selected by the Public Company Accounting Oversight Board, or PCAOB, for inspection. The Committee shall be apprised on a “real time” basis of any material developments in connection with any inspection;

•	Annually reviewing and evaluating the Audit Committee’s performance, including by reviewing its compliance with the Audit Committee charter; and

•

Reviewing and making recommendations to the Board and management regarding Cadence’s cash position, capital needs, financing plans, capital structure, equity and debt issuances, capital allocation to stockholders, management of financial risk, and tax position and strategy.

The Audit Committee held five meetings during fiscal 2024 and did not take any actions by unanimous written consent. See “Audit Committee Report” below for more information.

Compensation Committee

The Compensation Committee is currently comprised of three members, each of whom the Board has determined to be “independent” as defined by the Nasdaq listing standards applicable to compensation committee members and satisfies the applicable independence standards under the Exchange Act for compensation committee service. All Compensation Committee members are also “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act.

The Compensation Committee may delegate its authority over certain matters to management when it deems it to be appropriate and in the best interests of Cadence. In fiscal 2024 the Compensation Committee did not delegate any authority with respect to the consideration and determination of executive officer compensation. At or near the beginning of each fiscal year, the Compensation Committee typically establishes base salary levels and target bonuses for the CEO, Chief Financial Officer (“CFO”) and other executive officers of Cadence. In addition, the Compensation Committee administers and, if deemed necessary, may amend Cadence’s Senior Executive Bonus Plan, Cadence’s equity-based compensation plans and stock purchase plans, and Cadence’s deferred compensation plans. The Compensation Committee also reviews and recommends to the Board the compensation of Cadence’s directors, and the Compensation Committee did not delegate any authority with respect to the consideration and determination of director compensation in fiscal 2024.

The Compensation Committee charter was last amended in February 2025. The duties and responsibilities of the Compensation Committee include:

•

Identifying, reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and any director who is also a Cadence employee, and evaluating the performance of the CEO and any employee director in light of those goals and objectives;

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•	Determining and approving the compensation level of the CEO, CFO and other executive officers of Cadence and any director who is also a Cadence employee;

•	Overseeing the evaluation of Cadence’s senior management as the Compensation Committee deems appropriate;

•	Reviewing at least annually Cadence’s senior leadership succession planning in consultation with the CEO;

•	Reviewing compensation programs and determining the compensation of Cadence’s executive officers;

•

Overseeing Cadence’s overall compensation practices, policies and programs, assessing whether Cadence’s compensation structure establishes appropriate incentives for management and employees, assessing the risks associated with such practices, policies and programs, and assessing the results of Cadence’s most recent advisory vote on executive compensation;

•

Assessing the independence of any consultants or other outside advisors that the Compensation Committee selects or receives advice from, and being directly responsible for the appointment, compensation and oversight of the work of any consultants and advisors retained by the Compensation Committee;

•

Overseeing Cadence’s human capital management practices, including periodically reviewing the development, implementation and effectiveness of Cadence’s policies and strategies relating to talent management and development, talent acquisition, culture, employee engagement; and

•	Overseeing Cadence’s compliance with the Compensation Recovery (“Clawback”) Policy.

The Compensation Committee believes that having an outside evaluation of executive officer salary, bonus and equity compensation is a valuable tool for the Compensation Committee and Cadence stockholders. In fiscal 2024, the Compensation Committee retained the services of a compensation consultant, Semler Brossy Consulting Group, LLC (“Semler Brossy”), for advice regarding the compensation of Cadence’s executive officers and Board. The Compensation Committee retained Semler Brossy for a number of purposes, including constructing and reviewing peer groups for compensation comparison purposes, performing a competitive assessment of Cadence’s compensation programs, practices and levels for its executive officers and certain other employees and providing information on typical industry practices concerning employment, equity practices, severance and change in control agreements. Semler Brossy has not been engaged to perform any other work for Cadence. Pursuant to the factors set forth in Item 407 of Regulation S-K promulgated by the SEC and the Nasdaq listing standards, the Compensation Committee has reviewed the independence of Semler Brossy and conducted a conflicts of interest assessment, and has concluded that Semler Brossy is independent and Semler Brossy’s work for the Compensation Committee has not raised any conflicts of interest.

In determining the compensation of Cadence’s executive officers, including Cadence’s named executive officers (as defined below in “Compensation Discussion and Analysis”), the Compensation Committee considers the competitive assessments provided by and through consultation with Semler Brossy. In addition, Cadence’s CEO typically makes assessments and recommendations to the Compensation Committee on whether there should be adjustments to the annual base salary, annual cash incentive compensation and equity incentive compensation of executive officers other than himself based upon an assessment of certain factors described in “Compensation Discussion and Analysis” below. The Compensation Committee reviews such assessments and recommendations and determines whether or not to approve or modify the CEO’s recommendations. The Compensation Committee’s decisions are made, however, by the Compensation Committee in its sole discretion. See “Compensation Discussion and Analysis” below for more information.

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The Compensation Committee, in consultation with Semler Brossy, reviews Cadence’s compensation practices, policies and programs for all employees, including the named executive officers, to assess the risks associated with such practices, policies and programs. The risk-mitigating factors considered by the Compensation Committee include the following:

•	The use of different types of compensation that provide a balance of short-term and long-term incentives with fixed and variable components;

•

Cadence’s Securities Trading Policy, which restricts certain transactions in Cadence’s securities, prohibits hedging by members of the Board and all employees and requires executive officers and members of the Board to obtain permission from the General Counsel or their designee before trading any shares of Cadence common stock, except those transactions expressly permitted in such policy;

•

Cadence’s Compensation Recovery (“Clawback”) Policy, which generally provides for the mandatory recovery of erroneously awarded incentive compensation from our current and former executive officers in the event of an accounting restatement;

•	Caps on bonus awards to limit windfalls; and

•	The consideration of ethical behavior, which is integral in assessing the performance of all executive officers, including the named executive officers.

The Compensation Committee held three meetings during fiscal 2024, in addition to taking actions by unanimous written consent in lieu of a meeting.

Corporate Governance and Nominating Committee

The Board has determined that all three members of the Corporate Governance and Nominating Committee are “independent” as defined by the Nasdaq listing standards.

The Corporate Governance and Nominating Committee charter was last amended in February 2025. The duties and responsibilities of the Corporate Governance and Nominating Committee include:

•

Determining the Board’s criteria for selecting new directors and recommending to the Board director nominees for election at the next annual or special meeting of stockholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings;

•

Considering potential director candidates recommended by Cadence’s management and stockholders in the same manner as nominees identified by the Corporate Governance and Nominating Committee; provided that, with respect to those candidates recommended by stockholders, such stockholders have provided Cadence with a notice that sets forth information as to such stockholders and director candidates in accordance with Cadence’s Bylaws;

•	Overseeing the annual evaluation of the Board and its committees, and considering the results of the annual evaluation;

•	Retaining, terminating and approving the fees and retention terms with respect to any search firm employed to identify director candidates;

•	At least annually, evaluating each director’s performance and effectiveness and determining whether the Board desires his or her continued service;

•	Overseeing the administration of the Code of Business Conduct and administering the Code of Business Conduct with respect to Cadence’s directors and executive officers;

•

Reviewing and approving any related party transactions and recommending to the full Board for approval policies and procedures for the review, approval and ratification of such transactions and amendments to such policies and procedures;

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•

Reviewing whether it is appropriate for a director to continue to serve as a member of the Board if his or her business responsibilities or personal circumstances change and making a recommendation to the Board as to any action to be taken with respect to such change;

•

Determining whether to approve any director (a) accepting employment, directorship, consulting engagement, advisory board position or any other affiliation with another company or (b) starting a new business which may be, or give the appearance of, a conflict of interest;

•	Overseeing the orientation program that Cadence provides to new directors and making recommendations regarding director continuing education programs;

•

Overseeing Cadence’s policies and practices regarding corporate social responsibility and sustainability programs, including environmental / climate-related, social and governance matters and initiatives, and reporting to the Board at least annually on such programs (with the Compensation Committee having primary responsibility relating to human capital management; and

•	Overseeing Cadence’s political contributions and activities, if any, including political contributions and activities in the U.S. in accordance with Cadence’s U.S. Political Activities Policy.

The Corporate Governance and Nominating Committee regularly discusses and annually reviews the appropriate size of the Board, whether any vacancies on the Board are expected due to retirement or otherwise, and the need for particular expertise on the Board. If vacancies on the Board are anticipated or otherwise arise, the committee considers potential director candidates, which may come to the committee’s attention through a variety of channels, including current directors, officers, professional search firms, stockholders or other persons. The Corporate Governance and Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated or elected by the Board, and the Board determines whether to reject, elect or nominate the candidate, as the case may be, after considering the recommendation of the committee.

The Corporate Governance and Nominating Committee held four meetings during fiscal 2024, and did not take any actions by unanimous written consent.

Finance Committee

The Finance Committee, on behalf of the Board, evaluated financings, mergers, acquisitions, divestitures and other financial commitments of Cadence to third parties and had the authority to approve those that involved amounts up to $200 million. The Board dissolved the Finance Committee as of November 7, 2024.

Before its dissolution, the Finance Committee held three meetings during fiscal 2024, and did not take any actions by unanimous written consent.

COMPONENTS OF DIRECTOR COMPENSATION

The Compensation Committee, with input from its independent compensation consultant Semler Brossy, annually reviews the compensation program for directors who are not employees of Cadence, and recommends changes to the Board as applicable. Directors who are Cadence employees, such as Dr. Devgan, do not receive additional compensation for their service on the Board. In reviewing non-employee director compensation, the Compensation Committee considers the competitiveness of Cadence’s director compensation from a number of different perspectives, including average total compensation, aggregate compensation for the full Board and individual director compensation as differentiated by committee membership and leadership roles. The Compensation Committee also reviews Cadence’s director compensation relative to Cadence’s peer group, which is also used to determine market levels for executive compensation (see “Compensation Discussion and Analysis” below for more information).

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The following table sets forth the components of the non-employee directors’ compensation for fiscal 2024:

Compensation Component	Director Compensation

Annual Retainer(1)	$80,000

Chair Fees(1)	$80,000 for Board Chair $40,000 for Chair of the Audit Committee $30,000 for Chair of the Compensation Committee, Corporate Governance and Nominating Committee and Finance Committee

Meeting Attendance Fees(2)	$2,000 per meeting attended in person or by videoconference $1,000 per meeting attended by telephone

Incentive Stock Award(3)	Incentive stock award with a grant date fair value of $239,950 for each non-employee director

New Director Equity Award (one-time grant)	Each non-employee director who joins the Board may be granted incentive stock awards, stock options and restricted stock units (“RSUs”) under the 1995 Directors Stock Incentive Plan (the “Directors Plan”), the amounts of which are determined at the sole discretion of the Board or its designated committee

Stock Ownership Guidelines(4)	Each non-employee director is required to hold shares of Cadence common stock with a value equal to at least $375,000 within five years of initial appointment or election to the Board

(1)

The annual retainer fees and chair fees, as applicable, paid to our non-employee directors are typically paid quarterly, with proration for partial terms served. Directors may elect to defer cash compensation payable to them under Cadence’s deferred compensation plan. These deferred compensation amounts are credited to participant accounts, with values indexed to the performance of mutual funds or money market accounts selected by the participant. Cadence does not match contributions made under Cadence’s deferred compensation plan.

(2)

No additional compensation is paid when the Board or a committee acts by unanimous written consent in lieu of a meeting. Non-employee directors are also eligible for reimbursement of expenses they incur in connection with attending Board meetings in accordance with Cadence’s expense reimbursement policy.

(3)

On May 2, 2024, each then-serving non-employee director was granted an incentive stock award of 868 shares of Cadence common stock under the Directors Plan (which award had a grant date fair value of approximately $239,950). Incentive stock awards granted to each of the non-employee directors will vest in their entirety on the earlier to occur of (i) the first anniversary of the grant date or (ii) the date of the next annual meeting of stockholders, provided that the director continues to serve Cadence on that date.

(4)

As of the Record Date, all directors met the Stock Ownership Guidelines applicable to them. Separately, Cadence’s Securities Trading Policy restricts certain transactions in Cadence securities, as discussed above under “Anti-Hedging Policy and Trading Restrictions.”

In addition, a medical and prescription benefits coverage reimbursement plan is available to active non-employee directors who were directors on December 31, 2014 (the “Eligible Directors”), eligible retired directors who retired from the Board on or prior to December 31, 2014 (the “Eligible Retired Directors”) and their respective dependents (the “Medical Reimbursement Plan”). Directors first elected or appointed to the Board after December 31, 2014 are

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not eligible to participate in the Medical Reimbursement Plan. Eligible Directors and their dependents may obtain coverage under the Medical Reimbursement Plan during their term of service on the Board. Eligible Retired Directors, Eligible Directors and their dependents may continue coverage under the Medical Reimbursement Plan starting immediately after the director’s termination of service for a continuous term not to exceed such director’s term of service on the Board.

A director’s eligibility for participation in the Medical Reimbursement Plan immediately ceases if the plan administrator determines that he or she has violated the Code of Business Conduct or is engaged as an employee, consultant, director or advisor of, or significant investor in, a competitor of Cadence. Under the Medical Reimbursement Plan, Cadence reimburses 100% of the premiums for participants and their dependents up to a maximum of $20,000 for expenses incurred per calendar year, which maximum amount may be adjusted for future changes in medical costs. Benefits under the Medical Reimbursement Plan are fully taxable to the participants, and Cadence does not gross up reimbursement payments to cover any such taxes.

DIRECTOR COMPENSATION FOR FISCAL 2024

The following table sets forth the compensation earned in fiscal 2024 by Cadence’s directors (other than Dr. Devgan) who served on the Board in fiscal 2024. Dr. Devgan, Cadence’s President and CEO did not receive any additional compensation for serving as director in fiscal 2024. Dr. Devgan’s compensation is disclosed in the “Compensation Discussion and Analysis” and “Compensation of Executive Officers” sections of this proxy statement. Mr. Gavrielov did not serve as a director of Cadence in fiscal 2024 and therefore did not receive compensation in fiscal 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Mark W. Adams	134,000	239,950	—	—	374,040

Ita Brennan	142,000	239,950	—	—	381,995

Lewis Chew	150,000	239,950	—	—	390,085

ML Krakauer	186,000	239,950	—	—	432,165

Julia Liuson	106,000	239,950	—	—	345,950

James D. Plummer	110,000	239,950	—	—	350,040

Alberto Sangiovanni-Vincentelli	106,000	239,950	—	14,123	360,073

John B. Shoven	41,033	0	—	14,968	56,091

Young K. Sohn	126,000	239,950	—	—	365,950

(1)

In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards granted during fiscal 2024 calculated pursuant to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (Compensation — Stock Compensation) (“FASB ASC 718”). The assumptions used to calculate the valuation of the stock awards for fiscal 2024 are set forth in Note 9 to the Notes to Consolidated Financial Statements in Cadence’s annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”). The amount shown is based on the price of Cadence common stock on the date the award was granted and does not reflect any fluctuations in the price of Cadence common stock subsequent to the grant date. The amount shown therefore may not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award.

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(2)	As of December 31, 2024, the number of unvested shares of restricted stock held by each director who served in fiscal 2024, other than Dr. Devgan, was as follows:

Mark W. Adams	868	James D. Plummer	868
Ita Brennan	868	Alberto Sangiovanni-Vincentelli	868
Lewis Chew	868	John B. Shoven	0
ML Krakauer	868	Young K. Sohn	868
Julia Liuson	868

(3)	No option awards were granted to the directors, other than Dr. Devgan, during fiscal 2024. As of December 31, 2024, no director, other than Dr. Devgan, held outstanding stock options.

(4)	The amounts listed in the “All Other Compensation” column above for Dr. Sangiovanni-Vincentelli and Dr. Shoven consist of reimbursements pursuant to the Medical Reimbursement Plan described above.

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STOCKHOLDER ENGAGEMENT

Cadence values and actively solicits input from its stockholders, which directly informs the Board’s decision-making on a variety of topics. In addition to management’s regular engagement with stockholders throughout the year, Board Chair annually leads a robust outreach program to obtain stockholder feedback on numerous important issues, which in 2024 included board composition and refreshment, executive compensation, our ESG program, sustainable business practices, and the results of the 2024 Annual Meeting of Stockholders. For our engagement in the fall of 2024, Cadence reached out to more than 20 stockholders representing over half of our outstanding shares.

Cadence continues to welcome stockholder feedback on these and other matters of importance and will incorporate such feedback appropriately into its decision-making and approach to stockholder engagement and corporate governance. The Board’s leadership and management plan to continue to engage with stockholders throughout 2025.

COMMUNICATION WITH DIRECTORS

Stockholders interested in communicating directly with the Board may do so by sending a letter to the following address:

Cadence Design Systems, Inc.

Board of Directors

c/o the Office of the Corporate Secretary

2655 Seely Avenue, Building 5

San Jose, California 95134

The Corporate Secretary will review the correspondence and will transmit such communications as soon as practicable to the identified director addressee(s), unless there are legal or other considerations that mitigate against further transmission of the communication, as determined by the Corporate Secretary. In that regard, certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded by the Corporate Secretary, such as business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, resumes and other forms of job inquiries, spam and surveys. In addition, material that the Corporate Secretary determines is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that the Board or individual directors so addressed will be advised of any communication withheld for legal or other considerations as soon as practicable.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

The Corporate Governance and Nominating Committee has recommended, and the Board has nominated, the ten nominees named below for election to the Board. Each director elected at the Annual Meeting will hold office until Cadence’s 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until the director’s earlier resignation, removal or death.

Each nominee listed below is currently a Cadence director, and all nominees, except for Mr. Gavrielov who joined the board on January 1, 2025, were previously elected by Cadence stockholders, including at the 2024 Annual Meeting of Stockholders.

DIRECTOR QUALIFICATIONS AND DIVERSITY OF BACKGROUND

The Board believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee Cadence’s business and that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria. Accordingly, the Board and the Corporate Governance and Nominating Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and Cadence’s current and future needs.

The Corporate Governance and Nominating Committee is responsible for developing the Board membership criteria and recommending them to the Board for approval. The criteria, which are set forth in the Corporate Governance Guidelines, include a prospective nominee’s integrity, experience, judgment, diversity of background, independence, financial literacy, ability to commit sufficient time and attention to Board activities, skills such as an understanding of electronic design, semiconductor and electronics systems technologies, international background and other relevant characteristics. The Corporate Governance and Nominating Committee considers all of these criteria in the context of the needs of the Board from time to time. In addition, the Corporate Governance and Nominating Committee regularly discusses and annually reviews as a committee the appropriate experience, skills and characteristics required of directors in the context of the current composition of the Board and its committees. In seeking diversity of background, the Corporate Governance and Nominating Committee seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives. This annual assessment enables the Corporate Governance and Nominating Committee to update the skills and experience it seeks in the Board as a whole, and in individual directors, as Cadence’s needs evolve and change over time, and also enables the Board to assess the effectiveness of its policy to seek a diversity of background on the Board. In identifying director candidates from time to time, the Corporate Governance and Nominating Committee and the Board may establish specific skills and experience that it believes Cadence should seek in order to have an effective board.

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DIRECTOR NOMINEE QUALIFICATIONS, SKILLS AND EXPERIENCE

Set forth below is a summary of the qualifications, skills and experience of the director nominees determined by the Corporate Governance and Nominating Committee to be important for an effective board.

Summary of Qualifications, Skills and Experience

Compensation / Human Capital Management (“HCM”) Experience in compensation, organizational management, leadership, talent development and identifying, recruiting and motivating top talent	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Governance Experience in corporate governance and compliance at the public company board level	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Cybersecurity Understanding cybersecurity risks in enterprise operations		✓	✓	✓		✓	✓		✓

Financial Expertise Experience in evaluating financial statements and capital structures and overseeing financial reporting and internal controls	✓	✓	✓	✓	✓	✓		✓	✓	✓

Government / Regulatory / Public Policy Experience in or working with governmental and regulatory organizations		✓	✓

International Experience with global businesses, operations, strategy and customer bases	✓	✓	✓	✓	✓	✓	✓		✓	✓

Marketing Experience in marketing and branding of products and services and identifying and developing new markets for products and services	✓	✓	✓	✓	✓	✓	✓			✓

Operations

Current or former executives with significant operating experience, who are able to provide insight into developing, implementing and assessing an enterprise’s operating plan, business and strategy

	✓	✓	✓	✓	✓	✓	✓			✓

Risk Management Experience in overseeing risk management and understanding risks faced by enterprise operations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Strategic Planning Experience in providing insight into developing, implementing and assessing corporate growth strategy, including through acquisitions and other business transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Technology / Semiconductor / Electronic Design Automation (“EDA”)

Understanding of EDA, semiconductor, electronics systems technologies, design and/or related industries or verticals; ability to understand and oversee the business and strategy of Cadence as an industry leader

	✓			✓	✓	✓	✓	✓	✓	✓

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DIRECTOR NOMINEES

The Corporate Governance and Nominating Committee believes that all ten director nominees listed below are highly qualified and have the skills and experience required for service on the Board. The biographies set forth below contain information regarding their specific experience, qualifications, attributes and skills that led to the conclusion that each person should serve as a director, in light of our business and structure.

Mark W.
Adams
President and Chief Executive Officer, Penguin Solutions, Inc.

Independent Age: 60 Director Since: 2015 Cadence Committees: • Compensation (Chair)

Professional Experience

Mr. Adams has served as President and Chief Executive Officer of Penguin Solutions, Inc., a compute, memory and LED solutions provider, since 2020. He served as Chief Executive Officer of Lumileds Holding B.V., a light engine technology company, from 2017 to 2019 and served as President of Micron Technology, Inc., a semiconductor solutions company, from 2012 to 2016. From 2006 to 2012, Mr. Adams served in several positions at Micron Technology, Inc., including interim Chief Financial Officer, Vice President of Worldwide Sales and Vice President of Digital Media. Prior to joining Micron Technology, Inc., Mr. Adams served as Chief Operating Officer of Lexar Media, Inc. in 2006 and as Vice President of Sales and Marketing of Creative Labs, Inc. from 2002 to 2006.

Mr. Adams also serves as a director of Penguin Solutions, Inc. and as a director of Seagate Technology plc.

Skills & Qualifications

•  Compensation / HCM

•  Corporate Governance

•  Financial Expertise

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / EDA

Mr. Adams has extensive executive leadership and management experience from his roles as a chief executive officer and other management positions at a range of technology companies, including in the areas of finance, sales and operations. In addition to his experience as a technology company executive, Mr. Adams contributes to the expertise of our Board from serving and having served as a member of other public company boards.

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Ita
Brennan
Former Senior Vice President and Chief Financial Officer, Arista Networks, Inc.

Independent Age: 58 Director Since: 2020 Cadence Committees: • Audit • Corporate Governance and Nominating (Chair)

Professional Experience

Ms. Brennan served as Senior Vice President, Chief Financial Officer of Arista Networks, Inc., a cloud networking solutions company, from 2015 to 2024. Prior to joining Arista Networks, Inc., she held several key finance roles, including Chief Financial Officer of QuantumScape Corporation, from 2014 to 2015, and Chief Financial Officer of Infinera Corporation, from 2006 to 2014.

Ms. Brennan also serves as a director of Planet Labs PBC and Lam Research Corporation. She served as a director of LogMeln, Inc. from 2018 to 2020.

Skills & Qualifications

•  Compensation / HCM

•  Corporate Governance

•  Cybersecurity

•  Financial Expertise

•  Government / Regulatory / Public Policy

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

Ms. Brennan has extensive financial and accounting expertise and executive leadership experience from her roles as chief financial officer and other finance positions at companies in the technology industry. In addition to her experience as a chief financial officer, Ms. Brennan contributes to the expertise of our Board from serving and having served as a member of other public company boards.

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Lewis
Chew
Former Executive Vice President and Chief Financial Officer, Dolby Laboratories, Inc.

Independent Age: 62 Director Since: 2020 Cadence Committees: • Audit (Chair)

Professional Experience

Mr. Chew served as Executive Vice President and Chief Financial Officer of Dolby Laboratories, Inc., an audio, voice and imaging technology company, from 2012 to 2021. He served as Senior Vice President of Finance and Chief Financial Officer of National Semiconductor Corporation, a designer and manufacturer of semiconductor components, from 2001 to 2011. Prior to joining National Semiconductor Corporation, Mr. Chew was a partner at KPMG LLP, an accounting firm.

Mr. Chew also serves as a director of Arista Networks, Inc. and Intuitive Surgical, Inc. He served as a director of PG&E Corporation and Pacific Gas and Electric Company from 2009 to 2019.

Skills & Qualifications

•  Compensation / HCM

•  Corporate Governance

•  Cybersecurity

•  Financial Expertise

•  Government / Regulatory / Public Policy

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

Mr. Chew has extensive financial and accounting expertise and executive leadership experience from his roles as chief financial officer at other technology companies and as a partner at a Big 4 accounting firm. In addition to his experience as a chief financial officer and an accounting firm partner, Mr. Chew contributes to the expertise of our Board from serving and having served as a member of other public company boards.

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Anirudh
Devgan, Ph.D.
President and CEO Cadence Design Systems, Inc.

Age: 55 Director Since: 2021 Cadence Committees: • N/A

Professional Experience

Dr. Devgan has served as CEO of Cadence since 2021, as President of Cadence since 2017 and has been a member of the Board since 2021. Prior to becoming President, he was Executive Vice President and General Manager of the Digital & Signoff and System & Verification groups at Cadence. Prior to joining Cadence in 2012, Dr. Devgan was Corporate Vice President and General Manager of the Custom Design Business Unit at Magma Design Automation, Inc., an EDA company. Previous roles include management and technical positions at IBM, where he received numerous awards including the IBM Outstanding Innovation Award. Dr. Devgan is the recipient of the IEEE/SEMI Phil Kaufman Award, has been inducted into the National Academy of Engineering, is an IEEE Fellow, has written numerous research papers, and holds several patents.

Skills & Qualifications

•  Compensation / HCM

•  Corporate Governance

•  Cybersecurity

•  Financial Expertise

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / EDA

As our President and CEO with over a decade of service in executive leadership roles at Cadence, Dr. Devgan has thorough knowledge of our strategy, operations, culture and competitive landscape. In addition to Dr. Devgan’s Cadence experiences and insights, he has extensive industry relationships, awards and recognitions, including as an inventor, as well as operational and industry experience acquired from his roles at other technology companies, all of which contribute to his service on our Board.

22

Moshe
Gavrielov
Former President and Chief Executive Officer, Xilinx, Inc.

Independent Age: 70 Director Since: 2025 Cadence Committees: • Compensation

Professional Experience

Mr. Gavrielov served as President and Chief Executive Officer of Xilinx, Inc., a technology and semiconductor company that primarily supplied programmable logic devices, from 2008 to 2018. Prior to joining Xilinx, Mr. Gavrielov served as Executive Vice President and General Manager of Cadence’s verification division from 2005 to 2007, and Chief Executive Officer of Verisity, Ltd. from 1998 to 2005. He also served in a variety of executive management positions at LSI Logic Corporation and engineering and engineering management positions at Digital Equipment Corporation and National Semiconductor Corporation.

Mr. Gavrielov also serves as a director of NXP Semiconductors N.V. and Taiwan Semiconductor Manufacturing Company Ltd.

Skills & Qualifications

•  Compensation / HCM

•  Corporate Governance

•  Financial Expertise

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / EDA

Mr. Gavrielov has extensive executive leadership and management experience from his roles as a chief executive officer and other management positions at a range of technology companies. Moreover, as a former executive officer of Cadence, Mr. Gavrielov brings to the Board an appreciation of our business and culture. In addition to his executive leadership experience, Mr. Gavrielov contributes to the expertise of our Board from serving and having served as a member of other public company boards.

23

ML
Krakauer
Former Executive Vice President and Chief Information Officer, Dell Corporation

Independent Age: 68 Director Since: 2022 Cadence Committees: • Corporate Governance and Nominating

Professional Experience

Ms. Krakauer has served as Board Chair since 2023 and as a director of Cadence since 2022. Ms. Krakauer retired as Executive Vice President, Chief Information Officer of Dell Corporation, a global information technology company, in 2017. Prior to that, she held multiple executive positions at EMC Corporation, a global IT infrastructure company, which she joined in 2008. These included Executive Vice President, Chief Information Officer; Executive Vice President, Business Development, Global Enterprise Services; Executive Vice President, Global Human Resources; and VP and COO, Technology Services & Solutions and Managed Services Businesses. Prior to joining EMC, Ms. Krakauer held executive general management roles at Hewlett-Packard Enterprise, Compaq Computer Corporation and Digital Equipment Corporation.

Ms. Krakauer served as a director of Proterra Inc. from 2022 to 2024, Mercury Systems, Inc. from 2017 to 2023, DXC Technology Company from 2018 to 2022 and Xilinx, Inc. from 2017 to 2022.

Skills & Qualifications

•  Compensation / HCM

•  Corporate Governance

•  Cybersecurity

•  Financial Expertise

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / EDA

Ms. Krakauer brings to the Board extensive executive leadership, technology, IT, services and human capital management experience from her roles at prominent information technology companies. Ms. Krakauer also contributes to the expertise of our Board from having served as a member of other public company boards.

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Julia
Liuson
President of the Developer Division of Microsoft Corporation

Independent Age: 54 Director Since: 2021 Cadence Committees: • Corporate Governance and Nominating

Professional Experience

Ms. Liuson has served as President of the Developer Division of Microsoft Corporation (“Microsoft”), a global technology provider, since 2021, after her tenure as Corporate Vice President from 2012 to 2021. Since joining Microsoft in 1992, she has demonstrated exceptional leadership in both technology and business strategy, holding various technical and executive positions. Ms. Liuson currently sets and executes key technology directions for developer tools and the Microsoft Azure developer platform, serving over 50 million developers worldwide and over $10 billion in annual revenue. As part of this portfolio, Ms. Liuson also oversees GitHub, Inc., a subsidiary of Microsoft, where she spearheads the integration of AI in software engineering through GitHub Copilot. Ms. Liuson also led efforts to enhance Microsoft’s cybersecurity measures. In recognition of her impactful contributions, Ms. Liuson was inducted into the Women in Technology Hall of Fame by Woman in Technology International in 2019.

Skills & Qualifications

•  Compensation / HCM

•  Corporate Governance

•  Cybersecurity

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / EDA

Ms. Liuson has extensive product and engineering expertise, AI and technology industry knowledge, cybersecurity experience and operational leadership experience, including in Asia, from her over thirty years at Microsoft. Ms. Liuson contributes her strategic and international technology industry insights as a member of our Board.

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James D.
Plummer, Ph.D.
John M. Fluke Professor of Electrical Engineering, Stanford University

Independent Age: 80 Director Since: 2011 Cadence Committees: • Audit

Professional Experience

Dr. Plummer has been a professor of electrical engineering at Stanford University since 1978 and served as the Dean of the Stanford School of Engineering from 1999 to 2014. Dr. Plummer has received numerous awards for his research and is a member of the National Academy of Engineering. Dr. Plummer directed the Stanford Nanofabrication Facility from 1994 to 2000. In 2018, he was elected to the International Symposium on Power Semiconductor Devices hall of fame.

Dr. Plummer served as a director of Intel Corporation from 2005 to 2017 and International Rectifier Corporation from 1994 to 2014. In 2023, he was also selected to serve as the inaugural Chair of the National Semiconductor Technology Center’s board of trustees.

Skills & Qualifications

•  Compensation / HCM

•  Corporate Governance

•  Financial Expertise

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / EDA

Dr. Plummer has extensive electrical engineering and technical expertise in the broad field of silicon devices and technology, a deep understanding of our industry and competitive landscape, and industry recognition and relationships from his academic and research roles. In addition to his academic and industry expertise, Dr. Plummer contributes to the expertise of our Board from having served as a member of other public company boards.

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Alberto Sangiovanni-
Vincentelli, Ph.D.
Edgar L. and Harold H. Buttner Professor of Electrical Engineering and Computer Sciences, University of California, Berkeley

Independent Age: 77 Director Since: 1992 Cadence Committees: • Audit

Professional Experience

Dr. Sangiovanni-VincentelliI was a co-founder of SDA Systems, Inc., a predecessor of Cadence. Dr. Sangiovanni-Vincentelli has been a professor of electrical engineering and computer sciences at the University of California, Berkeley since 1976. He has also served as the President of Fondazione Chips-IT since December 2023. Dr. Sangiovanni-Vincentelli was elected to the National Academy of Engineering in 1998 and received the Kaufman Award from the Electronic Design Automation Consortium in 2001, the IEEE/RSE Wolfson James Clerk Maxwell Medal for his exceptional impact on the development of electronics and electrical engineering or related fields in 2008, the ACM/IEEE A. Richard Newton Technical Impact Award in EDA in 2009, the EDAA Lifetime Achievement Award in 2012 and the BBVA Foundation Frontiers Knowledge Award in Information and Communications Technologies in 2023 for transforming chip design from a handcrafted process to the automated industry that power today’s electronic devices. He holds four Honorary Doctorates from Aalborg University in Denmark, KTH Royal Institute of Technology in Sweden, AGH University of Krakow in Poland and University of Rome in Italy.

Dr. Sangiovanni-Vincentelli also serves as a director of Cy4Gate SpA and KPIT Technologies Ltd.

Skills & Qualifications

•  Compensation / HCM

•  Corporate Governance

•  Cybersecurity

•  Financial Expertise

•  International

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / EDA

As a pioneer in the EDA industry, co-founder of a predecessor company of Cadence and member of our Board for over 30 years, Dr. Sangiovanni-Vincentelli has a thorough understanding of our business, culture and history. As an accomplished academic and engineer, he also brings critical perspective on industry developments and engineering advancements and contributes his expertise in science, technology and innovation to our Board.

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Young K.
Sohn
Managing Partner, Walden Catalyst Management LLC

Independent Age: 69 Director Since: 2013 Cadence Committees: • Compensation

Professional Experience

Mr. Sohn has served as a Senior Advisor at Samsung Electronics, a consumer electronics company, since 2021, and as a Founding Managing Partner at Walden Catalyst Management LLC, a venture capital firm, since 2021. He previously served as Corporate President and Chief Strategy Officer of Samsung Electronics from 2012 to 2020. Mr. Sohn also served as a Senior Advisor at Silver Lake Management LLC, a private investment firm, from 2012 through 2021. In addition, Mr. Sohn served as President and Chief Executive Officer of Inphi Corporation, a provider of high-speed mixed signal semiconductor solutions, from 2007 to 2012. Before joining Inphi Corporation, he served as President of Agilent Technologies, Inc.’s Semiconductor Group from 2003 until 2005, as Chief Executive Officer of Oak Technology, Inc. from 1999 until it was acquired by Zoran Corporation in 2003, and in executive positions at Quantum Corporation from 1992 to 1999, including co-President and General Manager.

Mr. Sohn also serves as a director of Arm Holdings plc. He served as a director of Cymer, Inc. from 2003 to 2013 and Inphi Corporation from 2007 to 2012.

Skills & Qualifications

•  Compensation / HCM

•  Corporate Governance

•  Financial Expertise

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / EDA

Mr. Sohn has extensive finance, operations and investment expertise in the semiconductor and broader technology industry from his leadership and advisory roles at technology companies and investment firms. Mr. Sohn brings broad perspective on corporate strategy and international industry trends to our Board. In addition, Mr. Sohn contributes to the expertise of our Board from serving and having served as a member of other public company boards.

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VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR the election of each director nominees named in this proxy statement.

The election of directors at the Annual Meeting requires that each director receives the affirmative vote of a majority of the votes cast with respect to that director, which means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. If, however, the election of directors is contested, the directors will be elected by the vote of a plurality of the shares present in person or represented by proxy and entitled to vote on the proposal. The election this year is not contested, so the majority voting standard outlined above applies.

Under the Corporate Governance Guidelines, in order for an incumbent Cadence director to become a nominee at the Annual Meeting, such director must submit an irrevocable resignation that becomes immediately effective if (1) the number of votes cast “for” such director does not exceed the number of votes cast “against” such director in an election that is not a contested election, and (2) the Board accepts the resignation in accordance with the policies and procedures adopted by the Board for such purpose. If a nominee who is currently serving as a Cadence director is not elected at the Annual Meeting, the Corporate Governance and Nominating Committee will make a recommendation to the Board as to whether to accept or reject such director’s resignation, or whether to take other action. The Board will act on the Corporate Governance and Nominating Committee’s recommendation and publicly disclose (as required by applicable law) its decision and the reasons behind it within 90 days from the date the election results are certified.

If any nominee should be unavailable for election as a result of unexpected circumstances, the Board may designate a substitute nominee or reduce the size of the Board. If the Board designates a substitute nominee, proxies will be voted for such substitute nominee. Each person nominated for election has agreed to be named in this proxy statement and to serve if elected, and Cadence has no reason to believe that any nominee will be unable to serve.

Abstentions will be treated as being present and entitled to vote on the election; however, abstentions will not be counted as votes “for” or “against” directors and will not have an effect on the election of directors. Broker non-votes will be treated as not being entitled to vote on the election of directors, and, therefore, will not be counted for purposes of determining whether the directors have been elected. Unless marked to the contrary, proxies received will be voted FOR the election of each of the ten director nominees.

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PROPOSAL 2: ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, Cadence stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of Cadence’s named executive officers as disclosed in this proxy statement. This proposal, which is commonly known as the “say-on-pay” proposal, provides stockholders the opportunity to express their views on the named executive officers’ compensation. Cadence has held a vote on the say-on-pay proposal annually, as determined by the Board and consistent with the past advisory vote by Cadence stockholders. The next say-on-pay proposal is expected to occur at the 2026 Annual Meeting of Stockholders.

The Board and the Compensation Committee value feedback from Cadence stockholders on executive compensation and will review and consider the voting results when evaluating Cadence’s executive compensation program. At the 2024 Annual Meeting of Stockholders, approximately 90% of votes cast by Cadence stockholders approved the compensation of the named executive officers as disclosed in the 2024 proxy statement. Over the past five years, our say-on-pay proposals have had an average level of stockholder support of approximately 91% of the votes cast. In deciding how to vote on this proposal, stockholders are encouraged to read the “Compensation Discussion and Analysis” and the related tables and narrative in this proxy statement for the details of Cadence’s executive compensation program. As described in “Compensation Discussion and Analysis” below, the Board and the Compensation Committee designed Cadence’s executive compensation program to support the long-term success of Cadence and the creation of stockholder value. Cadence’s executive compensation program for fiscal 2024 tied a significant majority of the named executive officers’ compensation to performance. As a result, the pay-for-performance component in Cadence’s executive compensation program should be considered an important factor in Cadence’s strong performance in fiscal 2024, including its revenue of $4.641 billion for the year.

The Board and the Compensation Committee believe that the leadership provided by Cadence’s management team, including the named executive officers, was key to Cadence’s execution and strong performance in fiscal 2024, which contributed to a total stockholder return of 327% over the five fiscal year period through 2024. In accordance with Section 14A of the Exchange Act, Cadence is asking its stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to Cadence’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act, including the “Compensation Discussion and Analysis,” compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.

Cadence stockholders should note that because the advisory vote on named executive officer compensation occurs well after the beginning of the compensation year, and because the different elements of Cadence’s executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change such executive compensation program in consideration of any one year’s advisory vote on named executive officer compensation by the time of the following year’s annual meeting of stockholders.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR the advisory resolution to approve named executive officer compensation.

The affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on this proposal is required for approval of this proposal. Stockholders will be treated as present whether they attend the Annual Meeting virtually or by proxy. Abstentions will be treated as being present and entitled to vote on this proposal and, therefore, will have the effect of votes against this proposal. Broker non-votes will be treated as not being entitled to vote on this proposal and, therefore, will not be counted for purposes of determining whether this proposal has been approved. Unless marked to the contrary, proxies received will be voted FOR the advisory resolution to approve named executive officer compensation.

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PROPOSAL 3: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as Cadence’s independent registered public accounting firm for the fiscal year ending December 31, 2025. PwC has served as our independent registered public accounting firm since February 26, 2020. Pursuant to the Audit Committee charter, the Audit Committee and the Board have directed management to submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives from PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of PwC as Cadence’s independent registered public accounting firm is not required by Cadence’s Bylaws or otherwise. However, the Board is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. If Cadence stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PwC. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of Cadence and its stockholders.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR ratification of the selection of PwC as Cadence’s independent registered public accounting firm.

The affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on this proposal is required for approval of this proposal. Stockholders will be treated as present whether they attend the Annual Meeting virtually or by proxy. Abstentions will be treated as being present and entitled to vote on this proposal and, therefore, will have the effect of votes against this proposal. This proposal is considered a routine matter, and brokers are therefore permitted to exercise discretionary voting authority and vote shares held by them if the beneficial owners of the shares do not provide voting instructions. Unless marked to the contrary, proxies received will be voted FOR ratification of the selection of PwC.

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AUDIT COMMITTEE REPORT

All members of the Audit Committee are “independent” as defined by Nasdaq’s listing standards and the Exchange Act. The Audit Committee met five times in fiscal 2024.

The Audit Committee operates under a charter that is available on the Corporate Governance page at www.cadence.com. As more fully described in its charter, the Audit Committee appoints and retains the independent registered public accounting firm and oversees the quality and integrity of Cadence’s financial statements, Cadence’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance, and the performance of Cadence’s internal audit function, Cadence’s accounting and financial reporting processes and the audits of Cadence’s financial statements on behalf of the Board.

In this context, the Audit Committee has reviewed and discussed the audited financial statements included in the Annual Report with Cadence’s management and PricewaterhouseCoopers LLP (“PwC”), Cadence’s independent registered public accounting firm. The Audit Committee has also discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, as well as PwC’s independence from Cadence and its management. In addition, the Audit Committee has received from PwC the written disclosures and letter regarding PwC’s communications with the Audit Committee concerning these matters and PwC’s independence, as required by the Public Company Accounting Oversight Board. The Audit Committee has also considered whether the provision of non-audit services by PwC to Cadence is compatible with PwC’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Annual Report for filing with the SEC.

Members of the Audit Committee at the time of the filing of the Annual Report who approved this report:

Lewis Chew, Chair

Ita Brennan

James D. Plummer

The foregoing Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of Cadence under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

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FEES BILLED TO CADENCE BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM DURING FISCAL 2024 AND 2023

The following table presents fees incurred by Cadence for professional services rendered by PwC for the fiscal years ended December 31, 2024 and 2023:

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023

	(In thousands)

Audit Fees(1)	$6,009	$4,624

Audit-Related Fees(2)	—	—

Total Audit and Audit-Related Fees	6,009	4,624

Tax Fees(3)	185	269

All Other Fees(4)	2	10

Total Fees	$6,196	$4,903

(1)

Includes fees for the audit of Cadence’s consolidated financial statements in Cadence’s annual report on Form 10-K, fees for the audit of Cadence’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, fees for the review of the interim condensed consolidated financial statements in Cadence’s quarterly reports on Form 10-Q and fees for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or other engagements.

(2)

Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of Cadence’s consolidated financial statements that are not reported under “Audit Fees.” There were no audit-related fees for fiscal 2024 or fiscal 2023.

(3)	Includes fees for tax compliance, tax planning, tax consulting and transfer pricing services.

(4)

Includes fees for products and services provided by the independent registered public accounting firm, other than the services reported above. Other fees in fiscal 2024 and fiscal 2023 include subscription fees paid to access web-based research software and regulatory applications.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee pre-approves, or where permitted by the rules of the SEC, subsequently approves, the audit services and non-audit services provided by Cadence’s independent registered public accounting firm. In accordance with its charter, the Audit Committee has delegated its authority to pre-approve services to the Chair of the Audit Committee or, if the Chair is unavailable, another member of the Audit Committee, provided that such designees present any such approvals to the full Audit Committee at its next regularly scheduled meeting. All of the audit and non-audit fees reported in the table above were approved by the Audit Committee.

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PROPOSAL 4: STOCKHOLDER PROPOSAL REGARDING POLITICAL SPENDING

Cadence received a stockholder proposal from John R. Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, who beneficially owns 10 shares of Cadence common stock (the “Proponent”). The Proponent has given Cadence notice of the intent to introduce the following proposal for consideration and action by the stockholders at the Annual Meeting. The proposal may be voted on at the Annual Meeting only if properly presented by the Proponent or the Proponent’s qualified representative at the Annual Meeting.

In accordance with the federal securities laws, the proposal and supporting statement are presented below as submitted by the Proponent and are quoted verbatim. The proposal and supporting statement may contain assertions about Cadence that Cadence believes are incorrect. The Board has not attempted to refute all assertions, and Cadence has not corrected any errors in the proposal or supporting statement.

For the reasons set forth following the Proponent’s proposal, the Board opposes adoption of the proposal and recommends a vote AGAINST the proposal.

Proposal 4 – Support Transparency in Political Spending

Resolved, shareholders request that the Company provide a report, updated semiannually, disclosing the Company’s:

1.    Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.    Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

a.    The identity of the recipient as well as the amount paid to each; and

b.    The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.

Supporting Statement

Long-term Cadence Design Systems shareholders support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.

A company’s reputation, value, and bottom line can be adversely impacted by political spending. The risk is especially serious when giving to trade associations, Super PACs, 527 committees, and “social welfare” organizations – groups that routinely pass money to or spend on behalf of candidates and political causes that a company might not otherwise wish to support.

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A recent poll of retail shareholders by Mason-Dixon Polling & Research found that 83% of respondents said they would have more confidence investing in corporations that have adopted reforms that provide for transparency and accountability in political spending.

This proposal asks CDNS to disclose all of its electoral spending, including payments to trade associations and 501(c)(4) social welfare organizations, which may be used for electoral purposes – and are otherwise undisclosed. This would bring our Company in line with a growing number of leading companies, including Celanese Corp., PPG Industries Inc., and International Paper Co., which present this information on their websites.

Without knowing the recipients of our company’s political dollars CDNS Directors and shareholders cannot sufficiently assess whether our company’s election-related spending aligns or conflicts with its policies on climate change and sustainability, or other areas of concern. Improved CDNS political spending disclosure will protect the reputation of CDNS and preserve shareholder value.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote AGAINST this proposal. The Board has carefully considered this proposal and believes that it is unnecessary and not in the best interests of Cadence and its stockholders. Consequently, the Board recommends a vote AGAINST this proposal for the following reasons.

As already publicly disclosed, Cadence has not made political contributions in recent years.

As described in our annual ESG reports, which are available on our website at www.cadence.com under the links “Corporate Social Responsibility”—“Resources,” Cadence has not made contributions to political parties, candidates or political action committees, or for the purposes of political advocacy, since at least 2018.

We have policies in place to effectively oversee decisions regarding public policy advocacy and any political contributions.

In 2025, we published our U.S. Political Activities Policy, which is available on our website at www.cadence.com under the links “Investor Relations”—“Corporate Governance.” This policy explains why and how we engage in the political, legislative and regulatory process. It also explains our policy regarding political contributions and activities by the Company and voluntary participation by our employees, officers and directors in the political process. All Cadence employees are required to comply with this policy.

Any contributions or donations on behalf of Cadence to a political party, candidate, action committee, initiative, campaign, or advocacy on behalf of Cadence—of which there were none in 2024—must be pre-approved by our General Counsel, as required under our Code of Business Conduct, which is publicly available on our website at www.cadence.com under the links “Investor Relations”—“Corporate Governance.” Additionally, as disclosed in the charter of the Corporate Governance and Nominating Committee, which is also publicly available on our website at www.cadence.com under the links “Investor Relations”—“Corporate Governance,” the Corporate Governance and Nominating Committee is responsible for overseeing Cadence’s political contributions and activities, if any, through periodic reviews of the Company’s policies, activities and expenditures with respect to political contributions.

The proposal is unnecessary because if Cadence did participate in the political process, it would disclose lobbying and political expenditures as required by law.

Political contributions of all types are subject to extensive governmental regulation and public disclosure requirements. Election laws at both the federal and state level require either the contributor or the recipient campaign or committee to publicly file reports disclosing such contributions. Those disclosures are aggregated by

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a number of independent and non-partisan groups and are available and easily searchable on public websites, making the report required by this proposal unnecessary.

In accordance with federal law, corporations cannot use corporate funds to make direct contributions to candidates for federal political office. While Cadence does not currently make political contributions, if we were to do so, we would do so in full compliance with all applicable disclosure laws.

The cost and effort of providing the information requested by this proposal could significantly exceed the incremental value such disclosure would have to our stockholders.

As described above, Cadence does not currently make political contributions. However, Cadence does participate in various industry groups and trade associations that further our business, economic and community interests. From time to time, Cadence may also participate in direct public policy or legislative advocacy. The industry groups and trade associations of which we are a member help keep the Company informed of developments and trends in our industry and issues important to Cadence, our employees, stakeholders and customers. These organizations may support their member companies through educational forums, political activities and advocacy to advance issues of common concern to our industry or the business community at large. These industry groups or trade associations may also take political or policy positions we do not share, and that are not directly attributable to the membership dues we pay. As a result, the requested report could be misleading, by characterizing dues to such organizations as political contributions. Further, it can be difficult to assess exactly how dues paid to such organizations could be used, which would make it difficult to comply with the reporting requirements of this proposal and require further corporate expenditures with little return for our stockholders. Therefore, we do not believe that the benefit of the requested report outweighs the resources required to prepare such a report.

Thus, after careful consideration of the proposal, the Board has concluded that the disclosure mandated by the report would not provide valuable information to our stockholders, as Cadence has already clearly and publicly stated that we do not currently make political contributions. The additional information would also not be an efficient use of Cadence’s resources in light of our existing U.S. Political Activities Policy, as well as the extensive federal, state and local laws and regulations governing political contributions and related disclosures.

For the reasons above, the Board recommends a vote AGAINST Proposal 4.

The affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on this proposal is required for approval of the proposal. Stockholders will be treated as present whether they attend the Annual Meeting virtually or by proxy. Abstentions will be treated as being present and entitled to vote on this proposal and, therefore, will have the effect of votes against this proposal. Broker non-votes will be treated as not being entitled to vote on this proposal and, therefore, will not be counted for purposes of determining whether this proposal has been approved. Unless marked to the contrary, proxies received will be voted AGAINST this proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP

The following table sets forth certain information regarding the ownership of Cadence common stock as of March 10, 2025, the Record Date, unless otherwise indicated below, by:

•	All those known by Cadence to be beneficial owners of more than 5% of its common stock;

•	Each of the current or former executive officers named in the 2024 Summary Compensation Table presented below under “Compensation of Executive Officers;”

•	All directors and director nominees; and

•	All current executive officers and directors of Cadence as a group.

Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Cadence Design Systems, Inc., 2655 Seely Avenue, Building 5, San Jose, California 95134.

	Beneficial Ownership(1)

Beneficial Owner	Number of Shares	Percent of Total (%)

Greater than Five Percent Stockholders:

BlackRock, Inc.(2)	30,577,232	11.14

55 East 52nd Street New York, NY 10055

The Vanguard Group(3)	24,503,387	8.93

100 Vanguard Blvd. Malvern, PA 19355

Directors and Executive Officers:

Mark W. Adams(4)(5)(7)	12,148	*

Thomas P. Beckley(4)(6)	154,248	*

Ita Brennan(4)(5)	7,591	*

Lewis Chew(4)(5)	7,638	*

Paul Cunningham(4)(6)	102,223	*

Anirudh Devgan(4)(6)	578,786	*

Moshe Gavrielov	267	*

ML Krakauer(4)(5)	3,500	*

Julia Liuson(4)(5)	4,948	*

James D. Plummer(4)(5)(8)	27,270	*

Alberto Sangiovanni-Vincentelli(4)(5)	40,551	*

Paul Scannell(4)(6)	17,687	*

Young K. Sohn(4)(5)	13,941	*

Chin-Chi Teng(4)(6)	123,776	*

John M. Wall(4)(6)	54,331	*

All current executive officers and directors as a group (15 persons)(9)	1,021,518	*

*	Less than 1%.

(1)

This table is based upon information provided by stockholders pursuant to Schedules 13G filed with the SEC and by Cadence’s executive officers and directors. Unless otherwise indicated in the footnotes to this table

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and subject to community property laws where applicable, Cadence believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned by such stockholder. Beneficial ownership of greater than 5% of Cadence outstanding common stock reflects ownership as of the most recent date indicated under filings with the SEC as noted below, while beneficial ownership of the executive officers and directors is as of the Record Date. Applicable percentages are based on 274,313,598 shares of Cadence common stock outstanding on the Record Date, adjusted as required by rules promulgated by the SEC.

(2)

As of December 31, 2023, based on Amendment No. 17 to its Schedule 13G filed with the SEC on January 31, 2024, BlackRock, Inc. indicated that it beneficially owns 30,577,232 shares, for which it has sole voting power with respect to 28,072,195 shares, shared voting power with respect to none of the shares, sole dispositive power with respect to 30,577,232 shares and shared dispositive power with respect to none of the shares.

(3)

As of December 29, 2023, based on Amendment No. 13 to its Schedule 13G filed with the SEC on February 13, 2024, The Vanguard Group indicated that it beneficially owns 24,503,387 shares, for which it has sole voting power with respect to none of the shares, shared voting power with respect to 363,025 shares, sole dispositive power with respect to 23,333,191 shares and shared dispositive power with respect to 1,170,196 shares.

(4)

Includes shares that executive officers named in the 2024 Summary Compensation Table presented under “Compensation of Executive Officers” and directors of Cadence have the right to acquire within 60 days after the Record Date upon exercise of outstanding stock options as follows:

Mark W. Adams	0	Julia Liuson	0
Thomas P. Beckley	11,415	James D. Plummer	0
Ita Brennan	0	Alberto Sangiovanni-Vincentelli	0
Lewis Chew	0	Paul Scannell	3,540
Paul Cunningham	39,100	Young K. Sohn	0
Anirudh Devgan	522,800	Chin-Chi Teng	30,389
Moshe Gavrielov	0	John M. Wall	24,971
ML Krakauer	0

(5)

Includes shares underlying restricted stock awards that are subject to vesting within 60 days after the Record Date provided that the recipient continuously serves as a member of the Board until the Annual Meeting, which consists of the following amounts for each of the non-employee directors of Cadence:

Mark W. Adams	868	Julia Liuson	868
Ita Brennan	868	James D. Plummer	868
Lewis Chew	868	Alberto Sangiovanni-Vincentelli	868
Moshe Gavrielov	267	Young K. Sohn	868
ML Krakauer	868

(6)

Excludes LTP Awards (defined below in “Compensation Discussion and Analysis”) that, as of the Record Date, are subject to vesting on March 15, 2025 to the extent that performance objectives are achieved, which consists of the following amounts for each of the executive officers named in the 2024 Summary Compensation Table presented under “Compensation of Executive Officers”:

Thomas P. Beckley	36,611	Paul Scannell	7,425
Paul Cunningham	36,611	Chin-Chi Teng	36,611
Anirudh Devgan	135,039	John M. Wall	40,512

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(7)	Includes 11,280 shares held by the Adams Family Trust dated 10/27/2000, of which Mr. Adams and his spouse are trustees, and for which Mr. Adams shares voting and investment power with his spouse.

(8)	Includes 23,996 shares held by the Plummer Family Trust, of which Dr. Plummer and his spouse are trustees, and for which Dr. Plummer shares voting and investment power with his spouse.

(9)	Includes 632,297 shares which all current executive officers and directors in the aggregate have the right to acquire within 60 days after the Record Date upon exercise of outstanding stock options.

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DELINQUENT SECTION 16(a) REPORT

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the directors and executive officers of Cadence and persons who beneficially own more than 10% of a registered class of Cadence’s equity securities file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities.

To Cadence’s knowledge, based solely on a review of the Section 16(a) reports filed electronically with the SEC and written representations from executive officers and directors that no other reports were required during fiscal 2024, all reports required by Section 16(a) applicable to its executive officers and directors and greater than 10% beneficial owners were filed on a timely basis during fiscal 2024 other than the following: On March 21, 2024, a late Form 4 was filed on behalf of Dr. Plummer due to an inadvertent administrative oversight and not any error of Dr. Plummer.

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COMPENSATION DISCUSSION AND ANALYSIS

This section discusses the compensation program for Cadence’s named executive officers (the “NEOs”). Cadence’s NEOs for fiscal 2024 were the CEO, the CFO, the three most highly compensated executive officers other than the CEO and the CFO who were serving as executive officers as of December 31, 2024, and the former Senior Vice President of the Custom IC and PCB Group:

•	Anirudh Devgan, President and CEO

•	John M. Wall, Senior Vice President and CFO

•	Thomas P. Beckley, former Senior Vice President, Custom IC and PCB Group

•	Paul Cunningham, Senior Vice President, System Verification Group

•	Chin-Chi Teng, Senior Vice President, Digital and Signoff Group

•	Paul Scannell, Senior Vice President, Customer Success Team

EXECUTIVE SUMMARY

Cadence’s Fiscal 2024 Performance Highlights

Cadence delivered exceptional results in fiscal 2024, with broad based strength across our compelling AI-driven chip-to-systems portfolio. We delivered 13.5 percent revenue growth and exited 2024 with a record backlog of $6.8 billion, driven by growing proliferation of our solutions with marquee system and semiconductor customers.

Business Highlights:

•

The Cadence.ai portfolio continued to gain momentum with market shaping customers, as Cadence’s AI-driven optimization products including Cadence Cerebrus, Verisium SimAI and Allegro X AI proliferated at scale. Additionally, Cadence’s LLM based Design Agents powered by the JedAI data platform, showed promising results in early engagements.

•

System Design & Analysis achieved strong results with over 40% growth in 2024 driven by Cadence’s multi-physics analysis platform and AI-driven optimization, which delivered superior results to an expanded customer base across multiple verticals, especially Aerospace & Defense and Automotive.

•

Cadence’s IP business grew 28% year over year in Q4 as Cadence’s AI HPC protocols including Cadence’s flagship HBM, DDR, PCIe and UCIe solutions continued propelling Cadence’s business with significant expansions and competitive displacements at top-tier customers.

•	Core EDA, which comprises of Cadence’s digital, custom/analog and verification portfolios, grew 15% year over year in Q4.

•	The hardware business, including the exciting new Palladium Z3 and Protium X3 systems, delivered another record year, with Q4 being the best quarter ever.

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Compensation Philosophy and Historical Performance

Cadence’s executive compensation philosophy is grounded in the core principle of pay-for-performance. Our executive compensation program is designed to provide pay that is aligned with the Company’s results, and with the interests of stockholders. The Compensation Committee believes this contributes to the creation of shareholder value and has played a significant role in the Company’s success.

The leadership provided by Cadence’s management team was key to Cadence’s continued execution and strong performance in fiscal 2024, which contributed to a total stockholder return (“TSR”) of 10% in fiscal 2024 and 327% over the five fiscal year period through 2024. In addition, during such five fiscal year period, Cadence’s cumulative total return has significantly outperformed that of the S&P 500 Index, the S&P 500 Information Technology Index and the Nasdaq Composite Index, as shown in the graph below. Over the five fiscal year period through 2024, Cadence’s market capitalization increased from $19.7 billion to $82.4 billion.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among Cadence Design Systems, Inc., the NASDAQ Composite Index, the S&P 500 Index and the S&P 500 Information Technology Index

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
12/28/19
01/2/21
01/1/22
12/31/22
12/31/23
12/31/24
Cadence Design Systems, Inc.
NASDAQ Composite
S&P 500
S&P 500 Information Technology

*$100 invested on 12/28/19 in stock or index, including reinvestment of dividends.
Indexes calculated on month-end basis.

Copyright© 2025 Standard & Poor's, a division of S&P Global. All rights reserved.

(*)

The graph assumes that the value of the investment in Cadence common stock and in each index on December 28, 2019 (including reinvestment of dividends) was $100 and tracks it each year thereafter on the last day of Cadence’s fiscal year through December 31, 2024, and, for each index, on the last day of the calendar year.

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Cadence’s Fiscal 2024 Compensation Structure and Mix

Cadence’s fiscal 2024 executive compensation program was designed to be consistent with its executive compensation principles, pay-for-performance philosophy and commitment to sound corporate governance, as summarized below. As with prior years, a significant majority of the NEOs’ target direct compensation was delivered in the form of at-risk compensation. The graphics below show that the fiscal 2024 target direct compensation for the CEO and the other NEOs was heavily weighted towards at-risk, variable incentive awards in the form of both short-term cash incentives and equity incentives rather than base salaries.

CEO TARGET COMPENSATION MIX	OTHER NEO AVERAGE TARGET COMPENSATION MIX

Base Salary
4%
Short-term
Cash Incentives
6%
Long-term
Equity Incentives
90%
96% At-Risk Pay

Base Salary
9%
Short-term
Cash Incentives
9%
Long-term
Equity Incentives
82%
91% At-Risk Pay

See “Elements of Fiscal 2024 Executive Compensation” below for a more detailed discussion of Cadence’s fiscal 2024 executive compensation program.

Cadence’s Executive Compensation Practices

In fiscal 2024, Cadence continued its commitment to sound corporate governance in its executive compensation program, as demonstrated by the following highlights:

•

Compensation Recovery (“Clawback”) Policy. Cadence has adopted a compensation recovery policy, as required by Rule 10D-1 under the Exchange Act and the corresponding listing standard adopted by Nasdaq, that generally provides for the mandatory recovery of erroneously awarded incentive compensation from our current and former executive officers in the event of an accounting restatement.

•	Anti-Hedging Policy. Cadence’s Securities Trading Policy prohibits hedging, short-sales and similar transactions by Cadence employees, including its executive officers.

•	No Material Perquisites Provided to Executive Officers. Cadence did not provide material perquisites to its executive officers.

•	No Tax Gross-Ups. Cadence did not provide tax gross-ups to any of its executive officers and executive officers are not entitled to receive tax gross-ups in connection with a change in control.

•

Regular Compensation Risk Review. The Compensation Committee conducts a formal review of the risks associated with Cadence’s executive compensation practices, policies and programs on an annual basis and assesses such risks as part of its regular decision-making process.

•

Stock Ownership Guidelines. All of Cadence’s executive officers are in compliance with Cadence’s Stock Ownership Guidelines, which require ownership of shares of Cadence common stock with a minimum value of three times the annual base salary for Cadence’s CEO and the annual base salary for Cadence’s other executive officers, in each case within five years of appointment.

•

Independent Compensation Consultant. The Compensation Committee engages its own compensation consultant, Semler Brossy, which does not provide any services to management or otherwise to Cadence and has no prior relationship with any of Cadence’s executive officers.

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SAY-ON-PAY

At the 2024 Annual Meeting, stockholders again expressed strong support for Cadence’s executive compensation program, with approximately 90% of the votes cast for approval of the advisory “say-on-pay” vote, and an average level of stockholder support of approximately 91% of the votes cast for approval of the advisory “say-on-pay” vote over the past five years. The Compensation Committee determined that the company’s executive compensation objectives and compensation elements continued to be appropriate and did not make any changes to the company’s executive compensation program in response to the 2024 say-on-pay vote. In addition, our stockholders regularly affirm that they support our executive compensation program during our routine engagement with them.

DETERMINING EXECUTIVE COMPENSATION

Executive Compensation Objectives

Cadence is engaged in a very competitive industry, and its success depends on its ability to attract, motivate and retain highly qualified, talented and creative executives with the leadership and innovation skills necessary to achieve Cadence’s annual and long-term business objectives. Cadence seeks to accomplish these objectives by means that are designed to be aligned with the long-term interests of its stockholders.

Cadence’s executive compensation program is based on the following principles:

•

Total direct compensation and other compensation elements are targeted to be competitive with peer companies and market practices, taking into account each executive officer’s scope of responsibility, impact, criticality and individual performance; and

•	A substantial portion of compensation of the executive officers is at-risk and is highly dependent on Cadence’s short-term and long-term financial, operational and stock performance.

The Compensation Committee oversees the executive compensation program and assesses executive compensation on a continuous basis to monitor Cadence’s adherence to these principles. The executive compensation program is designed to be results-oriented and dependent on the achievement of key financial goals, strategic objectives and the long-term performance of Cadence’s stock.

Competitive Compensation Levels

For fiscal 2024, the Compensation Committee assessed the competitiveness of each element of the executive officers’ total direct compensation, including the annualized impact of any outstanding long-term equity awards (“LTP Awards”), against Cadence’s peer group, as discussed below. The Compensation Committee also periodically reviews the competitiveness of the executive officers’ severance and change in control arrangements and the broad-based employee benefit plans in which the executive officers participate.

In particular, the Compensation Committee considered the competitiveness of the executive officers’ compensation as compared to executives with similar titles and responsibilities at companies with which Cadence competes for executive talent (the “Peer Group”). In order to accurately reflect the pool from which executive talent is drawn and to which it is lost, the Peer Group includes publicly listed companies located throughout the United States that the Compensation Committee deems comparable to Cadence in revenue, market capitalization and scope, are in similar technical fields, and compete in the same talent market as Cadence, each as further described in the Peer

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Group selection criteria chart below. The Peer Group excludes companies that are foreign or are in businesses or industries that are not considered by the Compensation Committee to be reasonably comparable.

Selection Criteria	Fiscal 2024 Peer Group

Geographic Location	Located in the United States

Industry	Application Software, Communications Equipment, Electronic Components, Electronic Equipment and Instruments, Semiconductor, Internet Services and Infrastructure, IT Consulting and Other Services, Semiconductor Equipment, and Systems Software

Financial Scope	Revenue and market capitalization of approximately one-third to three times that of Cadence’s trailing twelve-month revenue and market capitalization at the time the Peer Group is determined

In August 2023, the Compensation Committee reviewed the Peer Group that would be used to evaluate fiscal 2024 compensation decisions and added Advanced Micro Devices, Inc. (AMD) to the existing peer group. The resulting Peer Group had a median revenue of approximately $5.1 billion (calculated based on the most recently available trailing four fiscal quarters as of June 23, 2023) and a median market value of approximately $41.7 billion (calculated based on the 90-day average as of June 23, 2023). Cadence’s revenue for the same period was approximately $3.8 billion and had a market value of $58.9 billion. The Compensation Committee considered the balanced positioning on both revenue and market value when making this adjustment.

The Peer Group approved by the Compensation Committee for evaluating fiscal 2024 competitive compensation levels is comprised of the following companies:

Fiscal 2024 Peer Group

Advanced Micro Devices, Inc.	Fortinet, Inc.	ServiceNow, Inc.

ANSYS, Inc.	Keysight Technologies, Inc.	Skyworks Solutions, Inc.

Autodesk, Inc.	Marvell Technology, Inc.	Splunk Inc.

Arista Networks, Inc.	Microchip Technology Incorporated	Synopsys, Inc.

CrowdStrike Holdings, Inc.	Palo Alto Networks, Inc.	Veeva Systems Inc

Datadog, Inc.	PTC Inc.	Workday, Inc.

In July 2024, the Compensation Committee reviewed the Peer Group that would be used to evaluate fiscal 2025 compensation decisions and removed Splunk Inc. from the existing peer group as it had been acquired.

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Compensation Determinations

Consistent with the principles of Cadence’s executive compensation program outlined above, the Compensation Committee determines the market levels of each executive officer’s compensation by reference to the compensation paid by the companies in the Peer Group, with consideration to similar titles and responsibilities. For the purposes of this assessment, the Compensation Committee considers the annual base salary, short-term cash incentive compensation, grants of equity incentive compensation (based on the grant date fair value of such equity awards), and the annualized value of outstanding LTP Awards. For example, the following graph illustrates how the Compensation Committee views the LTP Awards granted to Dr. Devgan in 2019 and 2022 over their respective five-year performance periods compared to the grant date fair value disclosure rules provided by the SEC. 2022 was Dr. Devgan’s first full year as CEO.

Cadence does not target executive compensation at a specific level or percentile relative to compensation provided by the companies in the Peer Group, whether for total direct compensation or any element of executive compensation. Instead, when determining compensation for the executive officers, the Compensation Committee takes into account each of the following compensation factors, without prescribing particular weightings:

•	Cadence Compensation Factors:

•	Cadence’s financial and operational performance as compared to the performance of the companies in the Peer Group

•	Cadence’s relative size and scope of business as compared to the companies in the Peer Group

•	Cadence’s budget considerations

•	Individual Compensation Factors:

•	Compensation paid to executives with similar titles and responsibilities as the individual at the companies in the Peer Group

•	Individual performance over the preceding year

•	Strategic importance of the individual’s position

•	Criticality, experience and ability of the individual to impact corporate and/or business group results

•	Marketability and scarcity in the market of the individual’s skills and talents

•	Expected future contributions of the individual

•	Historical compensation of the individual

•	Retention risks related to the individual

•	Relative positioning/performance of the individual versus other Cadence executives

The Compensation Committee retains and does not delegate any of its responsibility to determine executive compensation. However, for executive officers other than the CEO, the CEO makes assessments and

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recommendations to the Compensation Committee on their respective base salaries, short-term cash incentive compensation and equity incentive compensation based upon an assessment of the “Cadence Compensation Factors” and the “Individual Compensation Factors” outlined above. The Compensation Committee then reviews these assessments and recommendations and determines whether to approve or modify the CEO’s recommendations. The Compensation Committee also evaluates the CEO based on the compensation factors described above, and the assessment from such evaluation is used to determine the CEO’s compensation. The Compensation Committee, in its sole discretion, makes all decisions related to the CEO’s and the other NEOs’ compensation.

ELEMENTS OF FISCAL 2024 EXECUTIVE COMPENSATION

The fiscal 2024 compensation of Cadence’s executive officers, including the NEOs, was comprised of the following main elements:

•	Total direct compensation, consisting of:

•	Base salary

•	Short-term cash incentive compensation

•	Equity incentive compensation (including stock options and incentive stock awards)

•	Other compensation and benefits, consisting of:

•	Broad-based employee benefit plans

•	Non-qualified deferred compensation plan

•	Severance benefits

Consistent with Cadence’s executive compensation principles outlined above, an executive officer’s total direct compensation is based on Cadence’s performance and on the performance of the individual executive officer, as well as on the Compensation Committee’s view of the level of total direct compensation sufficient to attract, motivate and retain qualified executives. Cadence does not have a pre-established policy or target for allocating compensation between fixed and variable pay elements or for allocating among the different types of variable compensation, although the allocation is influenced by the Compensation Committee’s assessment of the compensation practices of the companies in the Peer Group and Cadence’s short-term and long-term strategic objectives. The Compensation Committee believes that the executive compensation program should motivate the executive officers to drive strong and sustained performance for Cadence. Accordingly, the executive officers’ compensation is heavily weighted towards at-risk, variable incentive awards — short-term cash incentives and equity grants — rather than base salaries.

Base Salaries

Cadence offers its executive officers an annual base salary to compensate them for services rendered during the year. Base salaries are considered essential for the attraction and retention of talented executive officers and are determined using the compensation factors described above. The executive officers’ base salaries are reviewed annually by the Compensation Committee, but do not automatically or necessarily increase each year. Changes to the executive officers’ base salaries, if any, are typically made in the first quarter of a fiscal year or in connection with an executive officer’s promotion or change in responsibilities.

In February 2024, consistent with the process discussed under “Compensation Determinations” above, the Compensation Committee reviewed the base salaries of the then-serving NEOs. The Compensation Committee determined that the base salaries for the then-serving NEOs were appropriate and would remain unchanged. Mr. Scannell’s base salary was established in May 2024 in connection with his promotion to Senior Vice President of Worldwide Field Operations (later renamed to Customer Success Team), with his initial base salary determined by reference to the fiscal 2024 Peer Group as well as Cadence’s historical compensation practices with respect to its executive officers.

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The fiscal 2023 and 2024 base salaries of the NEOs are shown in the chart below.

Name	Fiscal 2023 Base Salary	Fiscal 2024 Base Salary

Anirudh Devgan	$750,000	$750,000

John M. Wall	575,000	575,000

Thomas P. Beckley	475,000	475,000

Paul Cunningham	475,000	475,000

Chin-Chi Teng	475,000	475,000

Paul Scannell	—	500,000

Short-Term Cash Incentive Compensation under the Senior Executive Bonus Plan (“SEBP”)

Overview. Cadence provides its executive officers with the opportunity to earn short-term cash incentive compensation under its SEBP. The purpose of SEBP is to reward executive officers for performance during a single fiscal year (or portions thereof) by providing incentives for them to achieve Cadence’s short-term financial and operational goals. Performance is measured against specific pre-established criteria relative to Cadence’s overall business results, as well as individual performance. Cash bonus payouts under SEBP for fiscal 2024 were determined semi-annually, based on 1st Half and 2nd Half performance.

For each executive officer other than the CEO, the CEO makes an assessment and recommendation for each individual’s target bonus. The Compensation Committee reviews the CEO’s recommendation, as described above under “Compensation Determinations,” and approves (with or without modification, in its sole discretion) the CEO’s recommendation. For the CEO, the Compensation Committee is solely responsible for assigning a target bonus based on its review of the performance of Cadence and the CEO, the competitive compensation practices of our peers, and the other factors as described above under “Compensation Determinations.”

In February 2024, consistent with the process discussed in “Compensation Determinations” above, the Compensation Committee reviewed the target bonus levels of the then-serving NEOs and determined that the fiscal 2023 target bonus levels as a percentage of base salary for the then-serving NEOs, except the CEO, were appropriate and would remain unchanged for fiscal 2024. Dr. Devgan’s target bonus level as a percentage of base salary was increased from 125% to 150%.

The base salaries, target bonus levels under SEBP, and actual bonuses earned by the NEOs for fiscal 2024 (as determined using the criteria described below) are set forth in the table below.

		Senior Executive Bonus Plan

Name	Base Salary ($)	Target Bonus (as % of Base Salary)	Target Bonus ($)	Actual Bonus ($)

Anirudh Devgan	750,000	150%	1,125,000	1,177,600

John M. Wall	575,000	100	575,000	604,053

Thomas P. Beckley	475,000	100	475,000	487,136

Paul Cunningham	475,000	100	475,000	496,452

Chin-Chi Teng	475,000	100	475,000	482,241

Paul Scannell	500,000	100	500,000	476,473

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Performance Factors. Each NEO’s actual bonus under SEBP for fiscal 2024 was determined by multiplying his or her base salary earned during the bonus period by his or her target bonus percentage, the product of which is then multiplied by two factors: (i) a “Company Performance Factor” and (ii) an “Individual Performance Factor.” In fiscal 2024, the Company Performance Factor was comprised of (a) a “Revenue Component” (weighted 45%) and (b) an “Operating Margin Component” (weighted 55%). The Individual Performance Factor was comprised of (y) an “Executive Leadership Component” (weighted 80%) and (z) a “Cadence Culture Modifier” (weighted 20%). The combination of these performance factors is intended to ensure that all critical aspects of performance are considered in determining short-term cash incentive awards.

The bonus determination under SEBP is illustrated below:

Determination of Company Performance Factor. The Company Performance Factor is designed to reflect Cadence’s overall financial performance. The weightings and performance components used to determine the Company Performance Factor are reviewed by the Compensation Committee, in consultation with the CEO, to ensure that the components align with what the Compensation Committee and the CEO believe are among the most important financial factors that drive long-term stockholder value.

The Revenue Component is a percentage ranging from 0% to 150% that is a function of Cadence’s total revenue for the performance period as compared to the pre-established revenue target (the “Revenue Target”) for the same performance period. The Revenue Target is approved by the Compensation Committee at the beginning of each performance period during the year (1st Half and 2nd Half).

The Operating Margin Component is a percentage ranging from 0% to 150% that is a function of Cadence’s non-GAAP operating margin for the performance period divided by a pre-established non-GAAP operating margin target (the “Operating Margin Target”) for the same performance period. For purposes of SEBP, non-GAAP operating margin is defined as the ratio of non-GAAP income from operations (that is, GAAP operating income adjusted for amortization of acquired intangibles, stock-based compensation expense, non-qualified deferred compensation expenses or credits, restructuring and other charges or credits, acquisition- and integration-related costs, and special charges) divided by total revenue. The Operating Margin Target is approved by the Compensation Committee at the beginning of each performance period during the year (1st Half and 2nd Half).

For both components of the Company Performance Factor, the Compensation Committee excludes the impact of acquisitions made by Cadence during the applicable performance period if such acquisitions were not taken into account in the setting of the targets.

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For each half of fiscal 2024, the revenue and non-GAAP operating margin performance targets and actual performance against such targets used to determine the Company Performance Factor were as follows:

	1st Half 2024				2nd Half 2024

	Revenue (in millions)		Non-GAAP Operating Margin		Revenue (in millions)	Non-GAAP Operating Margin

2024 SEBP Target	$2,102		39.7%		$2,560	45.3%

Actual Achievement	$2,056	(1)	39.5	%(1)	$2,571	45.4%

Company Performance Factor	87.0%				101.68%

(1)

Revenue and Non-GAAP operating margin for the first half of fiscal 2024 exclude Cadence’s acquisition of BETA CAE Systems International AG and an inventory reserve, which had an insignificant impact on payments to the NEOs.

Determination of Individual Performance Factor. As described under “Performance Factors” above, for fiscal 2024, the Individual Performance Factor consisted of two components (both expressed as a percentage ranging from 0% to 150%): (i) an Executive Leadership Component based on criteria such as the achievement of strategic and business objectives, customer success, innovation, operational excellence and leadership in the industry and within the company and (ii) a Cadence Culture Modifier that takes into account individual and team achievements with respect to organizational, culture and talent objectives.

At the beginning of the fiscal year, the Compensation Committee meets to review performance criteria for the Executive Leadership and Cadence Culture Modifier components. These criteria generally reflect a combination of quantitative and qualitative metrics for each executive with specific attention to their individual area of responsibility and impact on driving business success and long-term value creation. The Compensation Committee believes that the criteria are rigorous yet achievable and provide good balance with the company-wide performance metrics in the Company Performance Factor detailed above. Performance against these goals is measured at the end of each performance period during the year (1st Half and 2nd Half).

The Individual Performance Factor criteria specific to each NEO that were considered by the Compensation Committee for fiscal 2024 as compared to the goals reviewed at the beginning of the fiscal year are set forth below:

•

Dr. Devgan: The company exceeded all financial targets for the year: revenue, operating margin, and earnings per share (EPS) and reached the milestone of $4.6B+ in revenue. Drove market expansion with significant new products, including transformative artificial intelligence (AI) solutions and acquisitions that broadened our Total Available Market (TAM) in furtherance of Cadence’s Intelligent System Design strategy. To ensure that Cadence remains a leader in innovation, Dr. Devgan sponsored talent initiatives in support of our One Cadence - One Team culture, and he and his team continued to elevate Cadence as a leading technology company and employer.

•

Mr. Wall: Executed to the Company’s long-term operating model, successfully repaid the company’s 2024 notes, completed a new $2.5B bond issuance at a blended coupon rate of 4.44%, and sponsored advancement of Cadence’s sustainable business practices. Contributed to the development of Cadence’s next generation of leaders and delivered world class Days Sales Outstanding (DSOs) of less than 50 days, while managing CFO organization expense to ~4% of revenue.

•

Mr. Beckley: Successfully completed a role transition for all stakeholders, internally and externally. Led signature wins at key customers, launched significant new products in System Design and Custom Product groups and delivered strategic governmental initiatives. Successfully completed the BETA CAE Systems International AG acquisition, important to the Company’s TAM expansion and competitive position. Virtuoso studio continued its strong ramp and is now deployed at over 450 customers.

•	Dr. Cunningham: Took the System Verification business to new levels of revenue success. Drove a record bookings year for the hardware business through significant expansions with several key

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customers. Delivered Palladium Z3 and Protium X3 Systems advancing our product portfolio with more than 2X increased capacity and is 1.5X faster than the previous generation. Established AI leadership at key competitive accounts. Continued to grow a strong leadership team.

•

Dr. Teng: Proliferation of digital full flow solutions at market-leading customers and key wins with large hyperscalers. Led the company’s AI initiatives, including 40 new Cerebrus customers and the delivery of more than 750 tape-outs in addition to 36 new full flow logos. Collaborated with other business units to rotate exceptional senior level leadership.

•

Mr. Scannell: Exceeded revenue targets and delivered record-breaking bookings while meeting fiscal year expense targets. Drove expansion into new markets, exceeded hyperscaler targets and exceeded services bookings plan. Deepened partnerships with market-shaping customers. Led a seamless leadership transition ensuring a customer first focus and operational excellence across the Customer Success Team. Sponsored unique university programs that are focused on developing a pipeline of junior talent.

Actual Bonus Payments. Based on its assessment of Cadence’s performance and individual performance as described above, the Compensation Committee approved the following bonus payouts under SEBP for each half of fiscal 2024:

	1st Half 2024		2nd Half 2024

Name	(% of Target)(1)	($)	(% of Target)(1)	($)

Anirudh Devgan	94.7	532,440	114.7	645,160

John M. Wall	95.0	273,136	115.1	330,917

Thomas P. Beckley	94.5	224,395	110.6	262,741

Paul Cunningham	94.1	223,568	114.9	272,884

Chin-Chi Teng	93.4	221,915	109.6	260,326

Paul Scannell	98.7	177,534	119.6	298,939

(1)	The percentage of target is equal to (a) the actual bonus amount divided by (b) the actual base salary earned during each bonus period multiplied by the target bonus percentage.

Equity Incentive Compensation

Overview. Consistent with the principles of Cadence’s compensation philosophy for its executive officers outlined above, equity incentives are designed to reward outstanding business performance, and to align the interests of the executive officers with those of Cadence stockholders. Stock ownership is an important component in attracting, motivating and retaining talented executives.

In recent years, the Compensation Committee has granted annual equity incentive awards in the form of both incentive stock awards and stock options. Both of these align the interests of executive officers with the interests of stockholders through stock ownership, increasing in value as Cadence’s stock price increases. These awards require continued employment of the executive throughout the vesting period. See “2025 Equity Awards and Introduction of Annual Performance-Based Restricted Stock Units (PSUs)” below for a preview of changes made to the annual equity incentive awards in 2025.

Additionally, as an important component of executive officers’ equity incentive compensation, since 2016 the Compensation Committee has made grants of LTP Awards every three years. The Compensation Committee includes the value of these awards when assessing an executive’s total compensation opportunity. These grants are intended to focus on driving exceptional long-term performance, using stock price as the performance metric, and to align with the creation of long-term stockholder value. Performance is measured against predetermined rigorous share price goals. The Compensation Committee granted LTP Awards to all then-serving executive officers in fiscal 2016, 2019, 2022 and again in March 2025 (but not in 2024). The Compensation Committee, with input and collaboration from its

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independent compensation consultant, designed the LTP Awards to further focus the executive officers on driving exceptional financial and operational performance, resulting in exceptional stock price growth over a multi-year performance period. The Compensation Committee continues to assess Cadence’s LTP equity incentive compensation program to ensure it drives superior performance and the creation of long-term shareholder value. See “2025 LTP Awards” below for a preview and more detailed discussion of the 2025 LTP Awards.

When the Compensation Committee determines and approves individual equity grants to executive officers, it considers each of the compensation factors set forth under “Compensation Determinations,” without prescribing particular weight to any of the compensation factors. In addition, the Compensation Committee reviews the CEO’s assessments and recommendations as to the equity compensation for all of the executive officers except himself.

Fiscal 2024 Equity Grants. The Compensation Committee believes equity incentive grants provide the appropriate level of executive alignment with Cadence stockholder interests and rewards Cadence’s executives for building long-term stockholder value. The fiscal 2024 equity grants were designed to create balance between stock options (which provide value only if the stock price increases) and incentive stock awards (which provide more certain retention value subject to the fulfillment of certain vesting conditions, while still providing an incentive to improve Cadence’s stock performance).

Effective March 2024, the Compensation Committee approved stock option and incentive stock award grants for the then-serving NEOs as part of the annual equity program. Approximately 50% of the fiscal 2024 equity grants for the CEO consisted of stock options, and approximately 34% of the other NEOs’ annual fiscal 2024 equity grants in the aggregate consisted of stock options, with the remainder of the equity grants being incentive stock awards. The Compensation Committee continued to place significant weight on stock options to focus on stock price appreciation over the seven-year term of the stock option. The stock options granted to the then-serving NEOs in March 2024 vest monthly over four years from the date of grant and expire seven years from the date of grant. The incentive stock awards granted to the then-serving NEOs in March 2024 vest over three years, with one-third of the award shares vesting approximately twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments. The vesting of incentive stock awards granted to Cadence’s executive officers is also subject to performance goals originally intended to qualify the awards as “performance-based compensation” under section 162(m) of the Internal Revenue Code before passage of the Tax Cuts and Jobs Act. Although the performance-based compensation exemption under section 162(m) of the Internal Revenue Code has been repealed, the Compensation Committee continued to maintain the performance goal requirement for incentive stock awards granted in fiscal 2024.

Please see the Grants of Plan-Based Awards table for a description of the grants awarded to our named executive officers during 2024. The values included in the Summary Compensation Table and the Grants of Plan-Based Awards Table reflect the accounting grant date fair value of the grants. These values do not reflect amounts actually realizable by our executive officers.

Other 2024 Equity Awards. In connection with Mr. Scannell’s promotion to Senior Vice President of Worldwide Field Operations (later renamed to Customer Success Team), Mr. Scannell received a promotion award consisting of stock option and incentive stock award grants with an aggregate grant date fair value of $4 million. The Compensation Committee determined the aggregate size of these awards based on an assessment of the historical annual opportunity for the prior incumbent and by reference to the fiscal 2024 Peer Group. Approximately 34% of Mr. Scannell’s promotion equity grants consisted of stock options, with the remainder of the equity grants being incentive stock awards. The stock options granted to Mr. Scannell vest monthly over four years from the date of grant and expire seven years from the date of grant. The incentive stock award granted to Mr. Scannell vests over three years, with one-third of the award shares vesting approximately twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments, subject to achievement of the same performance goal requirement mentioned above for the other NEOs’ 2024 incentive stock awards.

LTP Awards Outstanding in 2024. LTP Award grants on March 15, 2019 (the “2019 LTP Awards”) to the then-serving executive officers were eligible to begin vesting when Cadence’s 20-day average stock price exceeded a threshold of $77.80 per share and full vesting is scheduled to occur when the average stock price reaches a goal of

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$138 per share, with the first vesting date on March 15, 2022 and subject to a vesting cap of 33% of the award shares. The 2019 LTP Awards also require relative TSR to exceed the 35th percentile of the companies in both the S&P MidCap 400 Information Technology Index and the S&P 500 Information Technology Index as of March 15, 2019 in order for the awards to vest. Cadence’s 20-day average stock price on March 15, 2022 was $146.72 and its TSR relative to the comparator groups was in the 89th percentile. Accordingly, 33% of the shares under each 2019 LTP Award vested on March 15, 2022. Cadence’s 20-day average stock price on March 15, 2023 was $196.09 and its TSR relative to the comparator groups was in the 91st percentile. Accordingly, an additional 34% of the shares under each 2019 LTP Award vested on March 15, 2023. Cadence’s 20-day average stock price on March 15, 2024 was $304.92 and its TSR relative to the comparator groups was in the 91st percentile. Accordingly, the remaining shares subject to the 2019 LTP Awards vested on such date and no award shares were forfeited from the 2019 LTP Awards.

LTP Award grants on January 13, 2022 (the “2022 LTP Awards”) to the then-serving executive officers are eligible to begin vesting when Cadence’s 20-day average stock price exceeded a threshold of $245 per share and full vesting is scheduled to occur when the average stock price reaches a goal of $359 per share, with the first vesting date on March 15, 2025 and subject to a vesting cap of 33% of the award shares. The 2022 LTP Awards also require relative TSR to exceed the 35th percentile of the companies in both the S&P MidCap 400 Information Technology Index and the S&P 500 Information Technology Index as of January 13, 2022 in order for the awards to vest. Any shares that vest on a measurement date are subject to a one-year holding period and will not be delivered to the executive until the first anniversary of such measurement date. For each measurement date there will be a three-month lookback for the absolute stock price targets. Subject to the TSR hurdle, the maximum cumulative shares for a measurement date will be earned if at any point during that lookback period for the measurement date the rolling 20-day average closing price is at or above the stock price required to earn the maximum number of shares for the measurement date. The first measurement date for the 2022 LTP Awards was March 15, 2025, with the 3-month lookback beginning on December 16, 2024 (given December 15 was a Sunday). Cadence’s 20-day average stock price on December 16, 2024 was $307.98, thus satisfying the absolute stock price hurdle of $282.62 required to achieve the full 33% of the award eligible to be earned on the first measurement date. Separately, Cadence’s TSR relative to the comparator groups was in the 82nd percentile, as measured on March 14, 2025. Accordingly, 33% of the shares under the 2022 LTP Awards vested on March 15, 2025.

Mr. Beckley ceased serving as Senior Vice President, Custom IC and PCB Group in October 2024 but continues to serve as our Senior Vice President, Strategic Technology Platforms, a non-executive position. In connection with his transition, he agreed to a 67% reduction of his 2022 LTP Award opportunity.

Preview of 2025 Equity Incentive Compensation

2025 LTP Awards. The Compensation Committee has granted LTP Awards every three years since 2016 to create strong alignment with stockholders over a five-year period with vesting subject to stockholder return targets. These awards work in connection with and complement the annual equity grants that executive officers receive. The Compensation Committee believes the program has been essential for rewarding and motivating behaviors to create significant stockholder value. By design, the LTP Awards are entirely performance-based and provide value to the recipients only if there are sustained and significant increases in stockholder value during the multi-year performance period of the awards.

The Compensation Committee granted a new set of LTP Awards in March 2025 to all then-serving executive officers (the “2025 LTP Awards”). The timing of this award is consistent with Cadence’s previous practice to grant LTP awards to the executive team every three years (previous awards made in 2016, 2019 and 2022). The 2025 LTP Awards are similar in design to LTP Awards granted in prior years in that the awards do not fully vest until five years after the date of grant (i.e., in March 2030) and vesting is contingent upon Cadence’s stock performance exceeding both absolute price targets and a relative performance benchmark measured in the first quarter of 2028, 2029 and 2030. These awards, like the LTP Awards granted in 2022, require executives to hold any earned shares for an additional one-year period after the shares vest (subject to withholding for payroll taxes upon vesting and different treatment upon various termination scenarios).

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As noted above in the performance highlights, we believe that the prior LTP Awards have contributed to driving top of market shareholder returns since their implementation in 2016. The Compensation Committee assessed the 20-trading day trailing average price at the time of the March 2025 LTP Award as a potential basis for determining performance hurdles which is consistent with the historical process the Committee has used for prior LTP awards. However, the Compensation Committee met multiple times in late Q1 2025 to reflect upon the significant market volatility and believed that the 20-trading day trailing average price was too low to use in establishing performance hurdles when considering the recent stock price levels and avoiding overlapping goals with the 2022 LTP Award. The Committee, in consultation with its independent advisor, considered several additional factors when establishing the performance hurdles including (a) requiring meaningful market value creation for shareholders before executives are able to share in any rewards, (b) aligning close to the same “double” orientation from prior LTP Awards that shareholders have become familiar with and have supported since the adoption of the program in 2016, and (c) ensuring appropriate senior executive engagement and motivation during a period of intense market volatility and uncertainty. Following those discussions, the Committee set a “baseline” price of $262 which was above the 20-trading day trailing average price of $251.18 and the grant date stock price of $255.11. This “baseline” price was then used to establish the threshold and maximum price targets of $359 and $524, respectively.

No value is shared with executives from the 2025 LTP Award until the stock price reaches the threshold value of $359 at which point executives begin to accrue potential vesting starting at 0%. At this threshold, Cadence would reach roughly $98 billion in market value, which is a $28.5 billion increase from the approximate market value at the time of the grant. In order for the executives to share in the maximum value of the 2025 LTP Award, the stock price will have to reach a value of $524, roughly $143 billion in market value, or a $73.7 billion increase from approximate market value at the time of the grant. These market value creation hurdles represent meaningful increases when compared to the required market value creation from prior LTPs due to maintaining a “double” orientation from a larger baseline.

As an additional governance feature, the Committee also introduced a “cap” to the value that may be earned from the 2025 LTP Awards. The cap is set at 2.5x the value of the baseline price of $262 (resulting in a $655 value cap). If the Company’s stock price increases above the established cap, the number of shares actually earned are to be reduced such that the total value earned is equal to the original shares multiplied by the cap price.

The following graphic provides an overview of the 2019, 2022, and 2025 LTP Award cycles.

Required Market Value Created ($B):
$2.6
$4.7
$22.7
$28.5
2016 LTP
2019 LTP
2022 LTP
2025 LTP
Threshold Performance
$7.1
$21.6
$54.3
$73.7
2016 LTP
2019 LTP
2022 LTP
2025 LTP
Maximum Performance
2025 LTP max: $524
2025 LTP Award:
Performance Period: Mar. 2025 – Mar. 2030
Vesting Dates: March 2028, 2029, 2030
2025 LTP threshold: $359
2022 LTP max: $359
2022 LTP Award:
Performance Period: Jan. 2022 – Mar. 2027
Vesting Dates: March 2025, 2026, 2027
2025 LTP grant date 3/17/2025 ($255.11)
2022 LTP threshold: $245
2022 LTP grant date 1/13/2022 ($163.16)
2019 LTP max: $138
2019 LTP Award:
Performance Period: Mar. 2019 – Mar. 2024
Vesting Dates: March 2022, 2023, 2024
2019 LTP threshold: $77.80
2019 LTP grant date 3/15/2019 ($60.99)
2016 LTP max: $43
2019 LTP threshold: $28
2016 LTP grant date 2/8/2016 ($19.60)
2016 LTP Award:
Performance Period: Feb. 2016 – Mar. 2021
Vesting Dates: March 2019, 2020, 2021
Cadence Share Price
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
1/1/2016
1/1/2018
1/1/2020
1/1/2022
1/1/2024
1/1/2026
1/1/2028
1/1/2030
Time Period

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2025 Equity Awards
and Introduction
of
Annual Performance-Based Restricted Stock Units (PSUs)
.
In addition to the continuation of the periodic LTP Award program in 2025, the Compensation Committee reflected upon shareholder feedback over the past several years and sought to enhance the performance orientation of the annual equity awards while also diversifying performance against absolute share price by introducing PSUs for the CEO and other NEOs to replace stock options, and to replace incentive stock awards with time-based RSUs. Specifically, approximately 50% of the fiscal 2025 equity grants for the CEO consisted of PSUs, and approximately 34% of the other executive officers’ annual fiscal 2025 equity grants in the aggregate consisted of PSUs, with the remainder of the equity grants being time-based RSUs. Half the PSUs granted are subject to adjusted operating income growth goals and half are subject to relative TSR goals.
Grant Timing Policy
The Compensation Committee and senior management monitor Cadence’s equity grant policies to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. Annual equity grants to the executive officers are generally made on or around March 15 th
of each year, after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance, enabling the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions. In addition, the Compensation Committee may make grants at any time during the year it deems appropriate, including with respect to new hires or transitions. The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation.
Deferred Compensation
In fiscal 2024, all of the NEOs were eligible to defer compensation otherwise payable to them under a nonqualified deferred compensation plan maintained by Cadence (the “Deferred Compensation Plan”). The Deferred Compensation Plan is designed to allow for salary deferral above the limits imposed by the Internal Revenue Code for 401(k) plans on an income tax-deferred
basis. Under the Deferred Compensation Plan,
non-employee
directors and selected employees who are classified as officers, vice presidents, directors, or an equivalent title are eligible to participate. Amounts deferred under the Deferred Compensation Plan are held in accounts with values indexed to the performance of mutual funds or money market accounts selected by the participant. The investment options made available under the Deferred Compensation Plan are substantially similar to those available under Cadence’s tax-qualified
401(k) plan. Cadence does not match contributions made under the Deferred Compensation Plan. Unlike 401(k) plans with contributions housed in a trust and protected from creditors under the Employee Retirement Income Security Act of 1974 (ERISA), the Deferred Compensation Plan is unfunded and is subject to the claims of creditors. As a result, participants in the Deferred Compensation Plan have rights in the plan only as unsecured creditors. Cadence maintains the Deferred Compensation Plan for the purposes of providing a competitive benefit and allowing all participants, including the NEOs, an opportunity to defer income tax payments on their cash compensation.
Other Employee Benefit Plans
The executive officers, including the NEOs, are eligible for the same benefits generally available to Cadence employees. These include participation in a tax-qualified
401(k) plan, employee stock purchase plan, and group life, health, dental, vision, and disability insurance plans. Cadence does not currently offer guaranteed pension benefits in the United States. Cadence periodically assesses the competitiveness of its broad-based employee benefit plans. Cadence aims to provide benefits to its employees that are competitive with market practices.
Perquisites
In fiscal 2024, Cadence did not provide material perquisites to any NEO and did not provide its executive officers with club
memberships, financial planning assistance, personal use of private aircraft or tax gross-up
payments.

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Severance Benefits

The Compensation Committee periodically reviews typical industry practices concerning severance and change in control arrangements and considers how those practices compare to Cadence’s severance and change in control arrangements. Cadence has entered into an employment agreement with Dr. Devgan that provides for benefits upon termination of employment under certain circumstances, such as in connection with a change in control of Cadence.

Cadence’s Executive Severance Plan provides certain severance benefits to individuals promoted to or hired as executive officers of Cadence, to the extent designated as a participant in the Executive Severance Plan by the Compensation Committee. Each of the NEOs other than Dr. Devgan have been designated as a participant in the Executive Severance Plan. In designing the Executive Severance Plan, the Compensation Committee structured the severance benefit levels based on Cadence’s historical practices and the competitive practices of our peers.

Cadence provides these severance benefits as a means of attracting and retaining executive officers and focusing executive officers on stockholder interests even when it may not be in their own best interests, for example, when considering strategic alternatives. In general, the employment agreements and the Executive Severance Plan provide for severance benefits upon Cadence’s termination of the executive’s employment without “cause.” The employment agreements, but not the Executive Severance Plan, provide severance benefits upon resignation by the executive in connection with a “constructive termination” without a change in control. In the event of a change in control of Cadence, and if the executive’s employment is terminated without “cause” or by the executive in connection with a “constructive termination,” the executive will receive enhanced severance benefits. Accordingly, Cadence provides for enhanced severance benefits only in the event of a “double trigger” because it believes that the executive officers would be materially harmed only if a change in control results in reduced responsibilities or compensation, or loss of employment.

The highest cash severance entitlement Cadence provides is less than 1.6 times base salary plus target bonus for a termination without “cause” or by the executive in connection with a “constructive termination” in the event of a change in control of Cadence.

See “Potential Payments upon Termination or Change in Control” below for a more detailed discussion of the severance and change in control arrangements with the NEOs.

STOCK OWNERSHIP GUIDELINES

Cadence’s Stock Ownership Guidelines require that Cadence’s executive officers hold shares of Cadence common stock with a value equal to or greater than a specific value, as set forth below. These guidelines are designed to further align the interests of Cadence’s executive officers with the interests of stockholders and to reinforce Cadence’s commitment to sound corporate governance.

Position	Minimum Value of Shares	Years to Meet Guidelines

Executive Chair (if applicable)	3X annual base salary	5 years

Chief Executive Officer	3X annual base salary	5 years

Other Executive Officers	1X annual base salary	5 years

Compliance with the Stock Ownership Guidelines is measured on the last trading day of each fiscal year in which the guidelines are applicable (the “Ownership Measurement Date”), based on the average closing price of Cadence common stock during the 20 trading day period ending on the Ownership Measurement Date (the “Measurement Price”). As of December 31, 2024 (the last trading day of Cadence’s fiscal 2024), all NEOs satisfied Cadence’s Stock Ownership Guidelines.

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Should any executive officer not meet the Stock Ownership Guidelines on the Ownership Measurement Date based on the Measurement Price or on any other date based on the closing price of Cadence common stock on such date, such executive officer is required to retain an amount equal to 100% of the “net shares” received as a result of the exercise, vesting or settlement of any Cadence equity award granted to such executive officer until the guideline is met. “Net shares” are those shares that remain after the shares are sold or withheld to pay any applicable exercise price or taxes for the award. The Compensation Committee retains the discretion to grant a hardship exception to an executive officer if he or she fails to meet the guidelines as of the Ownership Measurement Date.

The following forms of equity interests in Cadence count towards satisfaction of the Stock Ownership Guidelines: restricted or incentive shares (whether vested or unvested), shares subject to RSUs, shares obtained through Cadence’s Employee Stock Purchase Plan (the “ESPP”), shares obtained through the exercise of stock options or upon settlement of restricted stock, shares purchased on the open market, shares owned outright by the executive officer or his or her immediate family members residing in the same household, shares held in trust for the benefit of the executive officer or his or her family and restricted shares granted under Cadence’s equity plans.

COMPENSATION RECOVERY (“CLAWBACK”) POLICY

Cadence has adopted a compensation recovery policy as required by Rule 10D-1 under the Exchange Act and the corresponding listing standard adopted by Nasdaq, which generally provides that if Cadence is required to prepare an accounting restatement (including a restatement to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), Cadence must recover from its current and former executive officers any incentive-based compensation that was erroneously received on or after October 2, 2023 and during the three years preceding the date that Cadence is required to prepare such accounting restatement. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received based on the restated financial measure. Additionally, for any incentive-based compensation received before October 2, 2023, Cadence’s historical clawback policy will continue to apply, which provides that if Cadence restates its reported financial results, the Board will review all bonuses and other awards made to executive officers on the basis of having met or exceeded performance goals during the period covered by the restatement and will, to the extent practicable and considered in the best interests of stockholders, instruct Cadence to seek to recover or cancel such bonuses or awards to the extent that performance goals would not have been met under such restated financial results.

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COMPENSATION COMMITTEE REPORT

The members of the Compensation Committee listed below have reviewed and discussed the “Compensation Discussion and Analysis” above with management. Based on this review and discussion, such members of the Compensation Committee recommended to the Board the inclusion of the “Compensation Discussion and Analysis” in this proxy statement and incorporation by reference into the Annual Report.

Members of the Compensation Committee who participated in the review, discussion and recommendation set forth in this report:

Mark W. Adams, Chair

ML Krakauer

Julia Liuson

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is, or was during or prior to fiscal 2024, an officer or employee of Cadence or any of its subsidiaries. None of Cadence’s executive officers serves or served as a director or member of the compensation committee of another entity where an executive officer of such other entity serves or served as a director of Cadence or member of the Compensation Committee.

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COMPENSATION OF EXECUTIVE OFFICERS

The following table shows the compensation awarded to, paid to, or earned by Cadence’s NEOs in fiscal 2024 and, to the extent required by SEC disclosure rules, in fiscal 2023 and fiscal 2022.

2024 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(4)	Total ($)

Anirudh Devgan President and Chief Executive Officer	2024	750,000	8,686,096	8,665,680	1,177,600	13,128	19,292,503
	2023	750,000	7,702,791	7,689,913	1,187,386	11,772	17,341,862
	2022	725,000	25,318,495	4,779,658	1,381,859	11,022	32,216,034
John M. Wall Senior Vice President and Chief Financial Officer	2024	575,000	3,344,319	1,718,649	604,053	12,630	6,254,651
	2023	575,000	3,050,188	1,568,773	705,606	11,772	5,911,339
	2022	550,000	8,528,597	1,218,800	845,326	11,022	11,153,745

Thomas P. Beckley Former Senior Vice President, GM, Custom IC & PCB Group	2024	475,000	2,866,516	1,473,202	487,136	21,590	5,323,445

Paul Cunningham Senior Vice President, GM, System Verification Group	2024	475,000	2,886,516	1,473,202	496,452	11,946	5,323,116
	2023	475,000	2,541,824	1,307,264	594,990	11,222	4,930,300
	2022	450,000	7,461,699	975,070	661,438	10,036	9,558,243

Chin-Chi Teng Senior Vice President GM, Digital & Signoff Group	2024	475,000	2,886,516	1,473,202	482,241	14,408	5,311,368
	2023	475,000	2,541,824	1,307,264	580,438	13,183	4,917,709
	2022	450,000	7,461,699	975,070	650,089	12,260	9,549,118

Paul Scannell Senior Vice President Customer Success Team	2024	429,948	2,693,905	1,384,209	476,473	10,457	5,172,527

(1)

Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code and the Deferred Compensation Plan. The Non-Equity Incentive Plan Compensation column represents cash bonuses earned under the SEBP.

(2)

In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards and option awards granted during fiscal 2024 calculated pursuant to FASB ASC 718. The assumptions used to calculate the valuation of the awards for fiscal 2024 are set forth in Note 9 to the Notes to Consolidated Financial Statements in the Annual Report, and the assumptions used to calculate the valuation of the awards for prior years are set forth in the Notes to Consolidated Financial Statements in Cadence’s annual reports on Form 10-K for the corresponding years. While the grant date fair value of awards reflects the full value of the awards in the year of grant, the awards will be earned by the holder over a number of years, and the stock awards are subject to performance conditions. The terms of the applicable awards are discussed in more detail in the tables entitled “Grants of Plan-Based Awards in Fiscal Year 2024” and “Outstanding Equity Awards at 2024 Fiscal Year End.” The amount shown is based on the price of Cadence common stock on the date the award was granted and does not reflect any fluctuations in the price of Cadence common stock subsequent to the grant date. The amount shown therefore does not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award, and with respect to option awards, such amount does not reflect whether the option award will be exercised or exercisable prior to its expiration.

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(3)

The amount shown includes both the grants of incentive stock awards (“ISAs”) and long-term equity awards subject to stockholder return targets (“LTP Awards”). LTP Awards were granted to all of the NEOs in fiscal 2022. As a result of the foregoing, stock award values and total compensation for years in which an executive officer received an LTP Award are significantly higher than Cadence’s historical compensation levels.

The per share and aggregate grant date fair values of the ISAs granted in fiscal 2024, calculated pursuant to FASB ASC 718, are set forth below.

	ISAs
Name	Shares	Per Share ($)	Aggregate ($)

Anirudh Devgan	29,105	298.44	8,686,096
John M. Wall	11,206	298.44	3,344,319
Thomas P. Beckley	9,605	298.44	2,866,516
Paul Cunningham	9,605	298.44	2,866,516
Chin-Chi Teng	9,605	298.44	2,866,516
Paul Scannell .	9,446	285.19	2,693,905

(4)

The amounts listed in the “All Other Compensation” column above reflect the following and, unless noted below, are based upon the actual cost expended by Cadence in connection with the following amounts for fiscal 2024:

•	For Mr. Devgan, the amount shown includes $10,350 for 401(k) matching contributions and $2,778 for term life insurance premium payments.

•	For Mr. Wall, the amount shown includes $10,350 for 401(k) matching contributions and $2,280 for term life insurance premium payments.

•	For Mr. Beckley, the amount shown includes $10,350 for 401(k) matching contributions and $11,240 for term life insurance premium payments.

•	For Mr. Cunningham, the amount shown includes $10,350 for 401(k) matching contributions and $1,596 for term life insurance premium payments.

•	For Mr. Teng, the amount shown includes $10,350 for 401(k) matching contributions and $4,058 for term life insurance premium payments.

•	For Mr. Scannell, the amount shown includes $10,350 for 401(k) matching contributions and $107 for term life insurance premium payments.

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GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2024

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Anirudh Devgan	3/15/24	—	—	—	—	—	—	29,105	—	—	8,686,096
	3/15/24	—	—	—	—	—	—	—	83,145	298.44	8,665,680
	SEBP	—	1,125,000	2,531,250	—	—	—	—	—	—	—
John M. Wall	3/15/24	—	—	—	—	—	—	11,206	—	—	3,344,319
	3/15/24	—	—	—	—	—	—	—	16,490	298.44	1,718,649
	SEBP	—	575,000	1,293,750	—	—	—	—	—	—	—
Thomas P. Beckley	3/15/24	—	—	—	—	—	—	9,605	—	—	2,866,516
	3/15/24	—	—	—	—	—	—	—	14,135	298.44	1,473,202
	SEBP	—	475,000	1,068,750	—	—	—	—	—	—	—
Paul Cunningham	3/15/24	—	—	—	—	—	—	9,605	—	—	2,866,516
	3/15/24	—	—	—	—	—	—	—	14,135	298.44	1,473,202
	SEBP	—	475,000	1,068,750	—	—	—	—	—	—	—
Chin-Chi Teng	3/15/24	—	—	—	—	—	—	9.605	—	—	2,866,516
	3/15/24	—	—	—	—	—	—	—	14,135	298.44	1,473,202
	SEBP	—	475,000	1,068,750	—	—	—	—	—	—	—
Paul Scannell	5/6/24	—	—	—	—	—	—	9,446	—	—	2,693,905
	5/6/24	—	—	—	—	—	—	—	14,163	285.19	1,384,209
	SEBP	—	429,948	967,384	—	—	—	—	—	—	—

(1)

The Non-Equity Incentive Plan Awards consist of cash bonuses under the SEBP. Pursuant to the terms of the SEBP, bonus amounts are based on base salary earned during the year by each NEO. The minimum dollar amount for each such bonus award is $0.

(2)

The incentive stock awards granted to Messrs. Devgan, Wall, Beckley, Cunningham and Teng on March 15, 2024 and to Mr. Scannell on May 6, 2024 were granted under the Omnibus Plan and vest over three years, with 1/3rd of the shares subject to each such stock award vesting twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments, subject to the achievement of certain specified performance goals.

(3)

The stock options granted to Messrs. Devgan, Wall, Beckley, Cunningham and Teng on March 15, 2024 and to Mr. Scannell on May 6, 2024 were granted under the Omnibus Plan and vest over four years, with 1/48th of the shares vesting each month after the date of grant.

(4)	The exercise price of the stock options is the closing price of Cadence common stock on the date of grant.

(5)

In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards and option awards granted during fiscal 2023 calculated pursuant to FASB ASC 718. The assumptions used to calculate the valuation of the awards for fiscal 2024 are set forth in Note 9 to the Notes to Consolidated Financial Statements in the Annual Report. The grant date fair value of the stock awards and stock options granted during fiscal 2024 is based on the price of Cadence common stock on the date the award was granted and does not reflect any fluctuations in the price of Cadence common stock subsequent to the grant date. The amount shown therefore does not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award, and with respect to option awards, such amount does not reflect whether the option award will be exercised or exercisable prior to its expiration.

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NARRATIVE DISCLOSURE TO 2024 SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2024 TABLE

Employment Terms

Certain elements of compensation set forth in the 2024 Summary Compensation Table and the table entitled “Grants of Plan-Based Awards in Fiscal Year 2024” reflect the terms of agreements between Cadence and each of the NEOs that was in effect as of December 31, 2024.

•

Anirudh Devgan. On December 15, 2021, the Company entered into an amended and restated employment agreement with Dr. Devgan describing the terms of his employment as President and CEO. The payments and benefits to which Dr. Devgan is entitled under his employment agreement include an annual base salary of $725,000 and participation in the SEBP, with an annual target bonus opportunity of 125% of annual base salary. In 2024, Dr. Devgan’s base salary was $750,000 and his annual target bonus was increased to 150% of his base salary.

•

John M. Wall. Prior to 2017, Mr. Wall was Corporate Vice President and Corporate Controller. In 2017, Mr. Wall was promoted to Senior Vice President and CFO that provided for a base salary of $360,000 per year and Mr. Wall’s participation in the SEBP with an annual target bonus of 75% of his base salary. Over the years, Mr. Wall has received increases in his base salary and annual SEBP target bonus depending upon compensation peer analysis for his position and his performance. In 2024, his base salary was $575,000 and his annual target bonus was 100% of his base salary.

•

Thomas P. Beckley. Cadence is a party to an employment agreement with Mr. Beckley that provided for an initial base salary of $330,000 per year and Mr. Beckley’s participation in the SEBP at an annual target bonus of 60% of his base salary. Over the years, Mr. Buckley has received increases in his base salary and annual SEBP target bonus depending upon compensation peer analysis for his position and his performance. In 2024, his base salary was $475,000 and his annual target bonus was 100%.

•

Paul Cunningham. Prior to 2021, Dr. Cunningham was Corporate Vice President and General Manager, Research & Development. In 2021, Dr. Cunningham was promoted to Senior Vice President and General Manager, Research & Development that provided for a base salary of $400,000 per year and Dr. Cunningham’s participation in the SEBP with an annual target bonus of 75% of his base salary. Over the years, Dr. Cunningham has received increases in his base salary and annual SEBP target bonus depending upon compensation peer analysis for his position and his performance. In 2024, his base salary was $475,000 and his annual target bonus was 100% of his base salary.

•

Chin-Chi Teng. Prior to 2018, Dr. Teng was Corporate Vice President, Research and Development. In 2018, Dr. Teng was promoted to Senior Vice President and General Manager, Research and Development that then provided for a base salary of $375,000 per year and Dr. Teng’s participation in the SEBP with an annual target bonus of 75% of his base salary. Over the years, Dr. Teng has received increases in his base salary and annual SEBP target bonus depending upon compensation peer analysis for his position and his performance. In 2024, his base salary was $475,000 and his annual target bonus was 100% of his base salary.

•

Paul Scannell. Prior to May 2024, Mr. Scannell was Corporate Vice President, Sales. In May 2024, Mr. Scannell was promoted to Senior Vice President of Worldwide Field Operations (later renamed to Customer Success Team) that provided for a base salary of $500,000 per year and Mr. Scannell’s participation in the SEBP with an annual target bonus of 100% of his base salary.

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OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR END

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Anirudh Devgan	93,151	(3)	0	56.57	2/22/2026	—		—	—		—
	71,821	(3)	0	78.76	2/14/2027	—		—	—		—
	60,005		2,609	138.02	2/25/2028	—		—	—		—
	210,744		70,249	184.27	12/15/2028	—		—	—		—
	67,100		30,501	142.5	3/15/2029	—		—	—		—
	47,420		60,970	202.94	3/15/2030	—		—	—		—
	15,589		67,556	298.44	3/15/2031
	—		—	—	—	5,595	(4)	1,681,074	—		—
	—		—	—	—	18,978	(5)	5,702,130	—		—
	—		—	—	—	29,105	(6)	8,744,888	—		—
	—		—	—	—				409,208	(7)	122,950,636
John M. Wall	2,442		976	138.02	2/25/2028	—		—	—		—
	1,120		267	138.02	2/25/2028	—		—	—		—
	2,110		7,778	142.50	3/15/2029	—		—	—		—
	9,674		12,438	202.94	3/15/2030	—		—	—		—
	3,091		13,399	298.44	3/15/2031	—		—	—		—
	—		—	—	—	2,770	(4)	832,274	—		—
	—		—	—	—	7,515	(5)	2,257,957	—		—
	—		—	—	—	11,206	(6)	3,366,955	—		—
	—		—	—	—	—		—	122,763	(7)	36,885,371
Thomas P. Beckley	1,197		799	138.02	2/25/2028	—		—	—		—
	1,244		6,223	142.5	3/15/2029	—		—	—		—
	1,152		10,365	202.94	3/15/2030	—		—	—		—
	2,650		11,485	298.44	3/15/2031	—		—	—		—
	—		—	—	—	2,216	(4)	665,819	—		—
	—		—	—	—	6,262	(5)	1,881,481	—		—
	—		—	—	—	9,605	(6)	2,885,918	—		—
	—		—	—	—	—		—	110,941	(7)	33,333,333
Paul Cunningham	14,689		639	138.02	2/25/2028	—		—	—		—
	13,688		6,223	142.50	3/15/2029	—		—	—		—
	8,061		10,365	202.94	3/15/2030	—		—	—		—
	2,650		11,485	298.44	3/15/2031	—		—	—		—
	—		—	—	—	2,216	(4)	665,819	—		—
	—		—	—	—	6,262	(5)	1,881,481	—		—
	—		—	—	—	9,605	(6)	2,885,918	—		—
	—		—	—	—	—		—	110,941	(7)	33,333,333

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	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Chin-Chi Teng	25,260	(3)	0	56.57	2/22/2026	—		—	—		—
	9,910	(3)	0	78.76	2/14/2027	—		—	—		—
	188	(3)	0	78.76	2/14/2027	—		—	—		—
	5,189		799	138.02	2/25/2028	—		—	—		—
	4,977		6,223	142.5	3/15/2029	—		—	—		—
	2,303		10,365	202.94	3/15/2030	—		—	—		—
	2,650		11,485	298.44	3/15/2031	—		—	—		—
	—		—	—	—	2,216	(4)	665,819	—		—
	—		—	—	—	6,262	(5)	1,881,481	—		—
	—		—	—	—	9,605	(6)	2,885,918	—		—
	—		—	—	—	—		—	110,941	(7)	33,333,333
Paul Scannell	2,065		12,098	285.19	5/6/2031	—		—	—		—
	—		—	—	—	9,446	(8)	2,838,145	—		—
	—		—	—	—	1,394	(9)	418,841	—		—
	—		—	—	—	432	(10)	129,799	—		—
	—		—	—	—	1,844	(11)	554,048	—		—
	—		—	—	—	764	(12)	229,551	—		—
	—		—	—	—	—		—	22,500	(13)	6,760,350

(1)	Unless otherwise indicated, these stock options vest at a rate of 1/48th every month after the date of grant and expire on the seven-year anniversary of the grant date.

(2)

The market value of the stock awards that have not vested is calculated by multiplying the number of shares that have not vested by the closing price of Cadence common stock on December 31, 2024 (the last business day of Cadence’s fiscal 2024) of $300.46 per share.

(3)	Stock option fully vested as of January 2, 2025.

(4)

Restricted stock was granted on March 15, 2022 and vests over three years, with 1/3rd of the shares vesting approximately twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments, subject to the achievement of specific performance goals that were attained.

(5)

Restricted stock was granted on March 15, 2023 and vests over three years, with 1/3rd of the shares vesting approximately twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments, subject to the achievement of specific performance goals that were attained.

(6)

Restricted stock was granted on March 15, 2024 and vests over three years, with 1/3rd of the shares vesting approximately twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments, subject to the achievement of specific performance goals that were attained.

(7)

LTP Award was granted on January 13, 2022 and vests upon achieving TSR of (i) 50% (corresponding to a $245 stock price) above which vesting begins or (ii) 120% (corresponding to a $359 stock price) at or above which 100% vesting would occur, from the $163.16 closing trading price on January 13, 2022 (the award grant date) through March 15, 2027 (the end of the award’s multi-year term). The percentage of the award that vests for TSR in between the 50% and 120% levels is determined by linear interpolation between such levels.

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TSR is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred. The LTP Award terms provide for the possibility of partial vesting on two interim measurement dates – March 15, 2025 and March 15, 2026 – if TSR reaches the vesting range by such dates, subject to vesting limits of 33% of the total shares for the 2025 measurement date and 67% of the total shares for the 2026 measurement date on a cumulative basis. No portion of the LTP Award shall vest at any time unless Cadence’s TSR from January 13, 2022 through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index and the S&P 500 Information Technology Index as of January 13, 2022.

(8)

Restricted stock was granted on May 6, 2024 and vests over three years, with 1/3rd of the shares vesting approximately twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments, subject to the achievement of specific performance goals.

(9)	Restricted stock was granted on July 15, 2022 and vests at a rate of 1/6th every six months from the date of grant over three years.

(10)	Restricted stock was granted on October 15, 2022 and vests at a rate of 1/6th every six months from the date of grant over three years.

(11)	Restricted stock was granted on July 17, 2023 and vests at a rate of 1/6th every six months from the date of grant over three years.

(12)	Restricted stock was granted on October 15, 2023 and vests at a rate of 1/6th every six months from the date of grant over three years.

(13)

LTP Award was granted on April 18, 2022 and vests upon achieving TSR of (i) 50% (corresponding to a $245 stock price) above which vesting begins or (ii) 120% (corresponding to a $359 stock price) at or above which 100% vesting would occur, from the $163.16 closing trading price on January 13, 2022 (the award grant date) through March 15, 2027 (the end of the award’s multi-year term). The percentage of the award that vests for TSR in between the 50% and 120% levels is determined by linear interpolation between such levels. TSR is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred. The LTP Award terms provide for the possibility of partial vesting on two interim measurement dates – March 15, 2025 and March 15, 2026 – if TSR reaches the vesting range by such dates, subject to vesting limits of 33% of the total shares for the 2025 measurement date and 67% of the total shares for the 2026 measurement date on a cumulative basis. No portion of the LTP Award shall vest at any time unless Cadence’s TSR from January 13, 2022 through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index and the S&P 500 Information Technology Index as of January 13, 2022.

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OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2024

The following table sets forth information with respect to the exercise of stock options by the NEOs during fiscal 2024 and the vesting during fiscal 2024 of stock awards previously granted to the NEOs:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Anirudh Devgan	99,886	22,336,990	112,688	33,344,705

John M. Wall	46,000	6,587,096	64,639	19,346,985

Thomas P. Beckley	109,687	23,093,401	52,238	15,490,388

Paul Cunningham	—	—	55,230	16,381,435

Chin-Chi Teng	67,942	12,957,106	52,238	15,490,388

Paul Scannell	—	—	5,088	1,465,371

(1)

Amounts shown for option awards are determined by multiplying (i) the number of shares of Cadence common stock to which the exercise of the options related, by (ii) the difference between the per share sales price of Cadence common stock at exercise and the exercise price of the options.

(2)	Amounts shown for stock awards are determined by multiplying the number of shares that vested by the per share closing price of Cadence common stock on the vesting date.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2024

Under the Deferred Compensation Plan, Cadence employees who are classified as officers, vice presidents, directors, or an equivalent title and selected as eligible, as well as non-employee directors, may elect to defer compensation otherwise payable to them. Eligible employees may elect to defer up to 80% of their base salary and up to 100% of their non-equity incentive plan compensation while non-employee directors may elect to defer up to 100% of their directors’ fees. These deferred compensation amounts are credited to participant accounts, with values indexed to the performance of mutual funds or money market accounts selected by the participant. Participants may elect to receive distributions from their account upon termination of employment or service with Cadence, the passage of a specified number of years or the attainment of a specified age. In addition, participants may elect to receive distributions in a lump-sum payment or annual installments over a five-, ten- or fifteen-year period. The participant’s account will be distributed upon termination of employment if it occurs prior to the participant’s elected period of service, years or age, in the form selected.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)(3)

Anirudh Devgan	7,070	—	6,385	—	142,380

John M. Wall	404,477	—	208,509	—	4,149,802

Thomas P. Beckley	—	—	—	—	—

Paul Cunningham	—	—	—	—	—

Chin-Chi Teng	346,422	—	131,949	(308,442)	3,069,210

Paul Scannell	1,278,012	—	192,052		7,166,899

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(1)

The amounts reported in this column are reported as either “Salary” or “Non-Equity Incentive Plan Compensation” for such NEO in the Summary Compensation Table, except for Mr. Scannell who was not a NEO prior to fiscal 2024.

(2)

Amounts in this column take into consideration the following executive contribution amounts that were previously reported in the Summary Compensation Table as compensation for 2023 and 2022: Dr. Devgan, $13,968, Mr. Wall, $1,310,109 and Dr. Teng, $825,077.

(3)	Amounts in this column take into account transactional fees.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EMPLOYMENT AGREEMENTS AND THE EXECUTIVE SEVERANCE PLAN

The information below describes certain compensation that would have become payable to the NEOs under existing plans and contractual arrangements, assuming that a termination of employment or a change in control combined with a termination of employment had occurred on December 31, 2024, based upon the $300.46 per share closing price of Cadence common stock on December 31, 2024 (the last business day of Cadence’s fiscal 2024), given the compensation and service levels of each NEO. In addition to the benefits described below, upon any termination of employment, the NEOs who elect to participate in the Deferred Compensation Plan would also be entitled to the amount shown in the “Aggregate Balance at Last FYE” column of the Nonqualified Deferred Compensation for Fiscal Year 2024 table above.

As of December 31, 2024, Messrs. Devgan and Beckley were each subject to an employment agreement with Cadence, while Messrs. Cunningham, Scannell, Teng and Wall were participants in the Executive Severance Plan. The employment agreements Cadence previously entered into with certain of its executive officers, including Messrs. Devgan and Beckley, contain severance provisions that remain in effect, and such executive officers do not participate in the Executive Severance Plan.

The employment agreements and the Executive Severance Plan generally provide for the payment of benefits (i) if the executive’s employment with Cadence is terminated by Cadence without “cause” (as defined below), (ii) upon a termination of employment due to death or “permanent disability” (as defined below), and (iii) upon a termination of employment either by Cadence without “cause” or by the executive in connection with a “constructive termination” (as defined below) that occurs during the period commencing three months before a “change in control” (as defined below) of Cadence and ending thirteen months following such “change in control.” In addition, the employment agreements generally provide for the payment of benefits if the executive’s employment with Cadence is terminated by the executive in connection with a “constructive termination.” The Executive Severance Plan, however, does not provide for the payment of benefits if the executive’s employment with Cadence is terminated by the executive in connection with a “constructive termination” unless the “constructive termination” occurs within the period commencing three months prior to a “change in control” of Cadence and ending thirteen months following such “change in control.” The employment agreements and the Executive Severance Plan do not provide for any benefits upon a termination by Cadence for “cause” or upon a voluntary resignation by the executive.

For purposes of the employment agreements and the Executive Severance Plan, “cause,” “constructive termination,” “change in control” and “permanent disability” are defined as follows:

“Cause” generally means an executive’s:

•	gross misconduct or fraud in the performance of duties;

•	conviction or guilty plea or plea of nolo contendere with respect to any felony or act of moral turpitude;

•	engagement in any material act of theft or material misappropriation of company property in connection with employment;

•	material breach of Cadence’s Bylaws or any other agreement with Cadence or its affiliates (including the Code of Business Conduct and proprietary information and inventions agreement); or

•	material failure or refusal to perform the assigned duties.

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“Constructive termination” generally means the occurrence of any one of the following events:

•

for Dr. Devgan – a material adverse change, without his written consent, in his authority, duties, title or reporting relationship causing his position to be of materially less stature or responsibility, including removal from his current position;

•

for Messrs. Beckley and Devgan – in the event the executive, prior to a “change in control,” is identified as an executive officer of Cadence for purposes of the rules promulgated under Section 16 of the Exchange Act and following a “change in control” in which Cadence or any successor remains a publicly traded entity, the executive is not identified as an executive officer for purposes of Section 16 of the Exchange Act at any time within one year after the “change in control”;

•	for Messrs. Beckley and Devgan – any material breach by Cadence of any provision of the employment agreement;

•	Cadence’s removal of the executive from his or her current position;

•	a reduction, without written consent, in base salary by more than 10% or a reduction by more than 10% in the stated target bonus opportunity;

•	a relocation of the executive’s principal place of employment by more than 30 miles, unless the executive consents in writing to such relocation; or

•	any failure by Cadence to obtain the written assumption of the employment agreement or the Executive Severance Plan by any successor to Cadence.

“Change in control” generally means the occurrence of any one of the following events:

•	any person is or becomes the beneficial owner of more than 50% of the total voting power represented by Cadence’s then outstanding voting securities;

•

any person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person) more than 30% of the total voting power represented by Cadence’s then outstanding voting securities;

•	if a majority of the members of the Board are replaced in any two-year period other than in specific circumstances;

•

the consummation of a merger or consolidation of Cadence with any other corporation if such merger or consolidation is approved by the stockholders of Cadence, other than a merger or consolidation in which the holders of Cadence’s outstanding voting securities immediately prior to such merger or consolidation receive securities possessing at least 80% of the total voting power represented by the outstanding voting securities of the surviving entity immediately after such merger or consolidation; or

•	the consummation of the liquidation, sale or disposition by Cadence of all or substantially all of Cadence’s assets if such liquidation, sale or disposition is approved by the stockholders of Cadence.

“Permanent disability” generally means any medically determinable physical or mental impairment that can reasonably be expected to result in death or that has lasted or can reasonably be expected to last for a continuous period of not less than twelve months and that renders the executive unable to perform effectively all of the essential functions of the position pursuant to the employment agreement or the Executive Severance Plan, with or without reasonable accommodation.

If the executive’s employment is terminated by Cadence without “cause” (and not due to death or “permanent disability”) under the applicable employment agreement or Executive Severance Plan, or if the executive terminates employment in connection with a “constructive termination” under the applicable employment agreement or Executive Severance Plan, the executive will be entitled to the benefits provided for in a transition agreement provided for in the applicable employment agreement or Executive Severance Plan in exchange for the

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executive’s execution and delivery of a general release of claims in favor of Cadence. The transition agreements provide for a transition period commencing on the date that the executive no longer holds his or her executive position and ending on the earliest of (i) the date on which the executive resigns as an employee of Cadence, (ii) the date on which Cadence terminates the executive’s employment due to a material breach by the executive of his or her duties or obligations under the transition agreement, and (iii) one year from the transition commencement date. During such transition period Cadence would provide the following payments and benefits:

•

continued employment by Cadence as a non-executive employee for up to a one-year transition period at a monthly salary of $4,000 per month, payable for up to six months commencing on the first pay date that is more than 30 days following the date that is six months following the commencement of the transition period;

•	provided the executive elects COBRA coverage, continued coverage during the one-year transition period under Cadence’s medical, dental and vision insurance plans, at Cadence’s expense;

•

accelerated vesting, as of the commencement of the transition period, of the executive’s outstanding and unvested equity compensation awards, other than awards with performance-based vesting criteria, that would have vested over the succeeding twelve-month period (or, in the case of Dr. Devgan, the succeeding 18-month period); provided that, if the executive remains employed pursuant to the transition agreement through the end of the applicable performance period, unvested equity compensation awards that are subject to performance-based vesting criteria and that are outstanding as of the commencement of the transition period will continue to vest through the end of the applicable performance period only to the extent such performance period ends within twelve months (or, in the case of Dr. Devgan, 18 months) after the commencement of the transition period, the applicable performance conditions are satisfied and the executive remains employed pursuant to the transition agreement through the end of the applicable performance period;

•

a lump-sum payment equal to one year’s base salary at the highest annualized rate in effect during the executive’s employment, payable on the 30th day following the date that is six months after the commencement of the transition period (the “First Transition Payment Date”); and

•

a lump-sum payment equal to a percentage of the executive’s annual base salary at the highest rate in effect during the executive’s employment (125% for Dr. Devgan, 100% for Messrs. Beckley, Scannell, Teng and Wall and 75% for Dr. Cunningham), payable 30 to 60 days following the end of the transition period (the “Second Transition Payment Date”), provided the executive does not resign from employment with Cadence and Cadence does not terminate the executive’s employment due to a material breach of the executive’s duties under the transition agreement.

In addition, the employment agreements and the Executive Severance Plan provide that if, within three months before or thirteen months after a “change in control,” an executive’s employment is terminated without “cause” or the executive terminates employment in connection with a “constructive termination,” then, in exchange for the executive’s execution and delivery of a transition and release agreement, in lieu of the equity acceleration described above, 100% of the executive’s outstanding and unvested equity compensation awards will immediately vest in full (unless specifically provided to the contrary in the equity grant agreements). All other provisions of the transition agreement described in the paragraph above remain unchanged, except that the executives will also receive: (i) an additional lump-sum payment equal to 50% of the executive’s annual base salary at the highest rate in effect during the executive’s employment on the First Transition Payment Date, and (ii) an additional lump-sum payment equal to a percentage of the executive’s annual base salary at the highest rate in effect during the executive’s employment (62.5% for Dr. Devgan, 50% for Messrs. Beckley, Scannell, Teng and Wall and 37.5% for Dr. Cunningham) on the Second Transition Payment Date. The executives are not entitled to a tax gross-up in connection with any “excess parachute payments” paid upon a “change in control,” but instead are entitled to the best after-tax alternative.

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Under the employment agreements and the Executive Severance Plan, if the executive’s employment is terminated due to the executive’s death or “permanent disability,” the executive will be entitled to the following payments and benefits if the executive or executive’s estate executes and delivers a release agreement:

•

accelerated vesting, as of the date of the executive’s termination of employment, of outstanding unvested equity compensation awards, other than awards with performance-based vesting criteria, that would have vested over the succeeding twelve-month period, and such awards and all previously vested equity awards will remain exercisable for 24 months from the date of the executive’s termination of employment (but not later than the expiration of the term of the applicable award); and

•

solely in the case of termination due to “permanent disability,” and provided the executive elects COBRA coverage, continued coverage for twelve months under Cadence’s medical, dental and vision insurance plans, at Cadence’s expense.

Notwithstanding the foregoing, the severance and change in control provisions of the 2022 LTP Awards, which are discussed below in “2022 LTP Awards Severance and Change in Control Provisions,” supersede the equity acceleration terms of the employment agreements and the Executive Severance Plan described above.

The receipt of benefits following termination of employment under the employment agreements and the Executive Severance Plan is contingent upon the affected executive delivering and not revoking a general release in favor of Cadence. In addition, the post-termination benefits provided for under the employment agreements and the Executive Severance Plan, except upon death or “permanent disability,” are contingent upon the affected executive complying with the terms of the transition agreements. During the transition period, the affected executive is entitled to receive the payments described above and is prohibited from competing with Cadence, soliciting employees of Cadence or interfering with Cadence’s relationships with its current or prospective clients, customers, joint-venture partners or financial backers. Further, such executive must continue to cooperate with Cadence in matters related to the executive’s employment. Any violation of the provisions of the transition agreement shall result in the cessation of Cadence’s obligation to provide the then-unpaid portion of the affected executive’s termination benefits.

2022 LTP AWARDS SEVERANCE AND CHANGE IN CONTROL PROVISIONS

The 2022 LTP Awards are subject to the following severance and change in control provisions:

•

In the case of termination of employment without “cause” or a “constructive termination” of employment as defined in the applicable employment agreement or the Executive Severance Plan that is not in connection with a change in control of Cadence and which occurs after the 24-month anniversary of the grant date, the award recipient would remain eligible to receive the amounts that are earned on each subsequent measurement date, prorated based on the recipient’s service from the grant date of the award through the 2027 measurement date.

•

In the event of an award recipient’s death or “permanent disability,” the recipient would be eligible to earn the number of shares, if any, that actually vest on the immediately following measurement date, based on actual performance as of such date.

•	In the case of voluntary termination of employment or termination of employment for “cause”, the award recipient would forfeit any unvested shares.

•

Upon a change in control where awards are not assumed in the transaction, the recipient would be eligible to earn a number of shares, if any, based on the per-share price stockholders of Cadence receive in the transaction.

•

Upon a change in control where awards are assumed in the transaction, the recipient would be eligible to earn a number of shares, if any, based on the per-share price stockholders of Cadence receive in the transaction, with such earned shares converting to time-based awards and remaining subject to underlying service-vesting conditions, and subject to vesting acceleration on certain qualifying terminations.

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LIFE INSURANCE

In addition to the benefits described above and quantified below, Cadence provides each of its benefits-eligible U.S.-based employees, including each of its executive officers, with life insurance in an amount equal to the lesser of two times the employee’s annual target cash compensation (base salary plus target bonus) or $2,000,000, which, as of December 31, 2024, was $1,900,000 for each of Messrs. Beckley, Cunningham and Teng and $2,000,000 for each of Messrs. Devgan, Scannell and Wall.

POTENTIAL PAYMENTS

The tables below set forth the estimated value of the potential payments to the NEOs, assuming the executive’s employment was terminated on December 31, 2024, based upon the $300.46 per share closing price of Cadence common stock on December 31, 2024 (the last business day of Cadence’s fiscal 2024), under the applicable employment agreement or the Executive Severance Plan in effect at that time, and, for purposes of the second table below, that a change in control of Cadence had also occurred on that date. Amounts are reported without any reduction for possible delay in the commencement or timing of payments or due to any reduction under Section 280G of the Internal Revenue Code.

Potential Payments and Benefits Upon a Termination of Employment by Cadence Without Cause or by Executive in Connection with a Constructive Termination Not in Connection with a Change in Control

Name	Transition Period Salary ($)	Lump Sum Payment 1 ($)(1)	Lump Sum Payment 2 ($)(2)	Company- Paid COBRA Premiums ($)	Vesting of Stock Options ($)(3)	Vesting of Restricted Stock Awards ($)(4)	Pre-Tax Total ($)

Anirudh Devgan	24,000	750,000	1,125,000	45,841	17,430,757	50,457,186	69,832,784

John M. Wall(5)	24,000	575,000	575,000	30,578	1,732,159	16,755,965	19,692,702

Thomas P. Beckley	24,000	475,000	475,000	32,219	1,372,430	11,746,495	14,125,144

Paul Cunningham(5)	24,000	475,000	356,250	45,841	1,346,440	14,740,231	17,132,502

Chin-Chi Teng(5)	24,000	475,000	475,000	45,841	1,372,430	14,740,231	16,987,762

Paul Scannell(5)	24,000	500,000	500,000	33	54,071	5,892,369	6,970,473

(1)	Lump Sum Payment 1 is payable on the First Transition Payment Date (defined above under “Employment Agreements and the Executive Severance Plan”).

(2)	Lump Sum Payment 2 is payable on the Second Transition Payment Date (defined above under “Employment Agreements and the Executive Severance Plan”).

(3)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the difference between the closing price of Cadence common stock on December 31, 2024 (the last business day of Cadence’s fiscal 2024) of $300.46 per share (assuming it was the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(4)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the closing price of Cadence common stock on December 31, 2024 (the last business day of Cadence’s fiscal 2024) of $300.46 per share. In addition, these amounts include the value of 2022 LTP Awards that would have vested at each subsequent measurement date, as prorated in accordance with their terms, assuming a trailing 20-day average stock price of $300.46 per share on such date.

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(5)

Under the terms of the Executive Severance Plan, Messrs. Cunningham, Scannell, Teng and Wall would have been eligible for severance benefits following a termination of employment by Cadence without “cause,” but would not have been entitled to severance benefits following a “constructive termination” unless in connection with a “change in control.”

Potential Payments and Benefits Upon a Termination of Employment by Cadence Without Cause or by Executive in Connection with a Constructive Termination Within 3 Months Prior to or 13 Months Following a Change in Control

Name	Transition Period Salary ($)	Lump Sum Payment 1 ($)(1)	Lump Sum Payment 2 ($)(2)	Company- Paid COBRA Premiums ($)	Vesting of Stock Options ($)(3)	Vesting of Restricted Stock Awards ($)(4)	Pre-Tax Total ($)

Anirudh Devgan	24,000	1,125,000	1,687,500	45,841	19,486,233	56,701,910	79,070,484

John M. Wall	24,000	862,500	862,500	30,578	2,670,546	18,629,421	23,079,545

Thomas P. Beckley	24,000	712,500	712,500	32,219	2,146,769	16,433,359	20,061,347

Paul Cunningham	24,000	712,500	534,375	45,841	2,120,779	16,433,359	19,870,854

Chin-Chi Teng	24,000	712,500	712,500	45,841	2,146,769	16,433,359	20,074,969

Paul Scannell	24,000	750,000	750,000	33	184,736	6,401,300	8,110,070

(1)	Lump Sum Payment 1 is payable on the First Transition Payment Date (defined above under “Employment Agreements and the Executive Severance Plan”).

(2)	Lump Sum Payment 2 is payable on the Second Transition Payment Date (defined above under “Employment Agreements and the Executive Severance Plan”).

(3)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration upon a termination of employment in connection with a change in control multiplied by the difference between the closing price of Cadence common stock on December 31, 2024 (the last business day of Cadence’s fiscal 2024) of $300.46 per share (assuming it was equal to the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(4)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration upon a termination of employment in connection with a change in control multiplied by the closing price of Cadence common stock on December 31, 2024 (the last business day of Cadence’s fiscal 2024) of $300.46 per share. In addition, these amounts include the value of 2022 LTP Awards that would have vested assuming an acquisition price of $300.46 per share.

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Potential Payments and Benefits Upon a Termination of Employment by Reason of Death or Due to Permanent Disability

The table below sets forth the estimated value of the potential payments to each NEO, assuming the executive’s employment had terminated on December 31, 2024 by reason of the executive’s death or “permanent disability.” Amounts are reported without any reduction for possible delay in the commencement or timing of payments.

Name	Company-Paid COBRA Premiums (Upon Termination of Employment Due to Permanent Disability) ($)	Vesting of Stock Options ($)(1)	Vesting of Restricted Stock Awards ($)(2)	Pre-Tax Total (Upon Termination of Employment Due to Permanent Disability) ($)	Pre-Tax Total (Upon Termination of Employment Due to Death) ($)

Anirudh Devgan	45,841	15,124,846	35,866,898	51,037,585	50,991,744

John M. Wall	30,578	1,732,159	12,378,872	14,141,609	14,111,031

Thomas P. Beckley	32,219	1,372,430	16,433,359	17,838,008	17,805,789

Paul Cunningham	45,841	1,346,440	10,784,690	12,176,971	12,131,130

Chin-Chi Teng	45,841	1,372,430	10,784,690	12,202,962	12,157,121

Paul Scannell	33	54,071	5,255,706	5,309,810	5,309,777

(1)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the difference between the closing price of Cadence common stock on December 31, 2024 (the last business day of Cadence’s fiscal 2024) of $300.46 per share (assuming it was equal to the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(2)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the closing price of Cadence common stock on December 31, 2024 (the last business day of Cadence’s fiscal 2024) of $300.46 per share. In addition, these amounts include the value of 2022 LTP Awards that would have vested at the next measurement date, as prorated in accordance with their terms, assuming a trailing 20-day average stock price of $300.46 per share on such date.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about Cadence’s equity compensation plans, including its employee stock purchase plan, as of December 31, 2024:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	4,148,239(1)	$171.08(2)	20,622,298(3)

Equity compensation plans not approved by security holders(4)	—	—	348,754(4)

Total	4,148,239	$171.08	20,971,052

(1)

Amount consists of 1,321,513 outstanding options, 1,043,879 outstanding time-based RSUs and 1,782,847 outstanding performance-based RSUs (assuming maximum performance). This amount excludes purchase rights accruing under the ESPP, for which remaining available rights are included in column (c). Under the ESPP, each eligible employee may purchase shares of Cadence common stock at six-month intervals at a purchase price per share equal to 85% of the lower of the fair market value of Cadence common stock on (i) the first day of an offering period (currently, six months in duration), or (ii) the last day of the offering period.

(2)	The weighted average exercise price includes only the exercise prices of outstanding options and does not include outstanding RSUs, which have no exercise price.

(3)

This amount includes 6,231,843 shares available for issuance under the ESPP as of December 31, 2024 (of which 310,089 shares were purchased in the offering period in effect on December 31, 2024 that ended on January 31, 2025).

(4)

These shares are available for issuance under the nusemi inc 2015 Equity Incentive Plan (the “Nusemi Plan”) as of December 31, 2024. The Nusemi Plan was assumed by Cadence in connection with the acquisition of nusemi inc in October 2017. Awards may be granted under the Nusemi Plan in the form of restricted stock and stock options, and will not be granted to individuals who were employees of Cadence at the time of the nusemi inc acquisition.

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PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, Cadence is providing the following information about the relationship of the annual total compensation of its employees to the annual total compensation of Dr. Devgan, Cadence’s CEO. To understand this disclosure, Cadence believes that it is important to give context to Cadence’s operations. Cadence’s corporate headquarters is in San Jose, California and Cadence has employees in over 25 countries. As a global organization, approximately 72% of Cadence’s employees were located outside of the U.S. as of December 31, 2024.

As discussed above in the “Compensation Discussion and Analysis,” Cadence is engaged in a very competitive industry, and its success depends on its ability to attract, motivate and retain highly qualified, talented and creative employees. Consistent with Cadence’s executive compensation program, Cadence’s global compensation program is designed to be competitive in terms of both the position and the geographic location in which an employee is located. Accordingly, Cadence’s pay structures vary among its employees based on position and geographic location, with significant consideration given to competitive market practices.

IDENTIFICATION OF MEDIAN EMPLOYEE

Cadence selected December 31, 2024, the last day of fiscal 2024, as the date on which to determine its median employee for purposes of calculating the fiscal 2024 pay ratio. As of that date, Cadence had approximately 12,700 employees, including full-time and part-time employees, temporary employees and interns. For purposes of identifying the median employee, Cadence considered the aggregate of all the following compensation elements for each of its employees, as compiled from Cadence’s internal records as of December 31, 2024:

•	Target base salary or base pay

•	Target bonuses

•	Grant date fair value of equity awards granted in fiscal 2024

Cadence selected the above compensation elements because they represent Cadence’s principal broad-based compensation elements. For purposes of identifying the median employee, any compensation paid in foreign currencies was converted to U.S. dollars based on the average of the exchange rates for each of the twelve periods in Cadence’s fiscal year ended December 31, 2024. In identifying its median employee, Cadence did not make any cost-of-living adjustments or exclude any foreign jurisdictions in accordance with Item 402(u) of Regulation S-K.

In determining the annual total compensation disclosed below for the median employee, such employee’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2024 Summary Compensation Table with respect to each of Cadence’s NEOs.

PAY RATIO

For 2024, Cadence’s last completed fiscal year:

•	The median of the annual total compensation of all of Cadence’s employees, other than Dr. Devgan, was $128,463.

•	Dr. Devgan’s annual total compensation, as reported in the “Total” column of the 2024 Summary Compensation Table presented above under “Compensation of Executive Officers,” was $19,292,503.

Based on this information, the ratio of the annual total compensation of Dr. Devgan to the median of the annual total compensation of all of Cadence’s employees other than Dr. Devgan is estimated to be 150 to 1.

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PAY VERSUS PERFORMANCE

As highlighted in “Compensation Discussion and Analysis,” one of the primary principles of our compensation program is to ensure that there is a substantial portion of executive officer pay that is at-risk
and highly dependent on Cadence’s short-term and long-term financial, operational, and stock price performance.
For our executives, over 80% of their opportunity is tied to long-term equity incentives that depend on our stock price performance, while roughly 5% to 10% of our executive pay is tied to annual financial and operational performance. As a result, we would expect that our Compensation Actually Paid in the table below will have a stronger correlation with our TSR and stock price performance than our annual financial and operational performance. We expect a strong correlation to stock price performance through the combination of (a) having a significant portion of executive pay tied to long-term incentives (“LTI”) and (b) using options as part of our annual LTI mix (50% for our CEO and 34% for our other NEOs) and periodic LTP awards that require meeting material stock price growth hurdles before any value is delivered to our executives. Strong business performance (including increased revenues, operating margin, and net income) continued to drive the increase in Cadence’s stock price from 2023 to 2024.
In the charts and descriptions of the relationships presented below we note the following:

(a)
We show two Principal Executive Officers (“PEOs”) over the five-year period due to our CEO transition in 2021 (Dr. Devgan is PEO #1 for 2024, 2023, 2022 and 2021 and Mr. Tan is PEO #2 for 2021 and 2020).

(b)
As stated above, our Compensation Actually Paid may vary notably year-over-year. These swings occur primarily due to: (a) the Compensation Actually Paid calculation measuring the change in fair value of equity awards (not the absolute value), (b) the stock price performance differing meaningfully in certain years, and (c) our practice of granting options and periodic LTP awards with challenging stock price hurdles.

For example, the large increase in Compensation Actually Paid for 2023 compared to 2022 was a result of our stock price growing 70% in 2023 versus decreasing 14% in 2022. Additionally, the stock price increased to be above the LTP III price hurdles, leading to higher values vesting in March 2023 and March 2024. Further, the notable decrease in Compensation Actually Paid in 2024 reflects a relatively modest stock price increase of 10% (versus 70% for 2023), with the stock price being below the maximum price target for LTP IV awards and only slightly above the exercise price for options awarded in 2024.
These observed year-over-year changes in our Compensation Actually Paid demonstrate the strong alignment between our long-term equity incentives and stock price performance. As such, we would expect larger Compensation Actually Paid values in years with stronger stock price performance and smaller values in years with lower performance.

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The following table sets forth additional compensation information of our PEO and our other
(non-PEO)
NEOs along with TSR, net income, and
non-GAAP
operating income performance results for our fiscal years 2020, 2021, 2022, 2023, and 2024.

							Value of Initial Fixed $100 Investment Based On:
Year (1)	Summary Comp Table Total for PEO#1 (2)	Compensation Actually Paid to PEO#1 (3)(4)	Summary Comp Table Total for PEO#2 (2)	Compensation Actually Paid to PEO#2 (3)(5)	Average Summary Comp Table Total for non-PEO NEOs (2)	Average Compensation Actually Paid to non-PEO NEOs (3)(6)	Cadence Design Systems’ Total Shareholder Return (7)	Peer Group Total Shareholder Return (7)	GAAP Net Income	Non-GAAP Operating Income (8)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2024	$19,292,503	$ 28,687,892	N/A	N/A	$ 5,477,021	$ 7,966,742	$433	$300	$1,055,484,000	$1,974,360,000

2023	$17,341,862	$119,135,192	N/A	N/A	$ 5,291,144	$34,337,386	$393	$211	$1,041,144,000	$1,717,212,000

2022	$32,216,034	$ 24,757,155	N/A	N/A	$10,293,930	$ 7,377,865	$232	$135	$ 848,952,000	$1,436,357,000

2021	$21,735,794	$ 39,820,493	$11,166,016	$60,351,290	$ 5,188,515	$14,539,214	$269	$190	$ 695,955,000	$1,110,755,000

2020	N/A	N/A	$ 9,604,640	$93,290,140	$ 4,251,412	$21,315,667	$197	$142	$ 590,644,000	$ 944,083,000

(1)	NEOs included in the above compensation columns reflect the following:

Year	PEO #1	PEO #2	Non-PEO NEOs
2024	Dr. Devgan	—	Messrs. Wall, Beckley, Cunningham, Teng and Scannell
2023 2022	Dr. Devgan Dr. Devgan	— —	Messrs. Wall, Zaman, Cunningham and Teng Messrs. Wall, Zaman, Cunningham and Teng
2021	Dr. Devgan	Mr. Tan	Messrs. Wall, Zaman, Teng and Beckley
2020	—	Mr. Tan	Messrs. Devgan, Wall, and Teng and Ms. Flaminia

(2)
Amounts reported in this column represent (i) the total compensation as reported in the Summary Compensation Table for the applicable year in the case of Dr. Devgan and Mr. Tan (for each year they served as PEO) and (ii) the average of the total compensation as reported in the Summary Compensation Table for Cadence’s other NEOs for the applicable year.

(3)
The fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns has been estimated pursuant to the guidance in Accounting Standards Codification Topic No. 718: Compensation–Stock Compensation (“ASC Topic 718”). The fair values of restricted share awards that are subject to solely service-based vesting criteria equals the closing price on applicable year-end
date(s) or, in the case of vesting dates, the closing price on the applicable vesting dates. The fair values of LTP awards that vest upon the attainment of both stock price targets and TSR hurdles relative to a group of peer companies were estimated with a Monte Carlo simulation model as of the applicable year-end
date(s) using the same methodology as used to estimate the grant date fair value, but using each company’s closing stock price on the applicable revaluation date as the current market price and volatility assumptions and risk free rates determined as of the revaluation date based on the length of the LTP award’s remaining performance measurement period. The vest date values of the LTP awards equals the closing price on the applicable vesting dates. The fair values of stock options were estimated using the Black Scholes option pricing model as of the applicable year-end
or vesting date(s), using the same methodology as used to estimate the grant date fair value but using (a) the closing stock price on applicable revaluation date as the current market price, (b) an expected remaining life assumption that is based on the stock options remaining contractual term as the applicable revaluation date and the degree to which the revaluation date stock price is greater than or less than the exercise price, with stock options that have an exercise price that is less than the revaluation date stock price having a shorter remaining expected life and stock options that have an exercise price that is greater than the revaluation date stock price having a longer remaining expected life, (c) expected volatility assumptions and risk free rates determined as of the revaluation date based on the length of the expected remaining life, and (d) an expected dividend rate of 0%. For additional information on the assumptions used to estimate the fair value of the awards, see the Notes to Consolidated Financial Statements in Cadence’s Annual Reports on Form
10-K
for the fiscal year ended December 31, 2024 and prior fiscal years.

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(4)	Compensation Actually Paid to PEO #1 (Dr. Devgan) reflects the following adjustments from Total compensation reported in the Summary Compensation Table:

	2024	2023	2022	2021	2020
Total Reported in Summary Compensation Table (SCT)	$19,292,503	$17,341,862	$32,216,034	$21,735,794	—

Less, value of Stock Awards reported in SCT	($17,351,776)	($15,392,704)	($30,098,153)	($19,996,360)	—
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$15,440,701	$20,512,907	$33,730,111	$20,926,797	—
Plus, Change in Fair Value (from prior year-end to indicated year-end) of Prior Years awards that are Outstanding and Unvested	$6,094,969	$65,834,172	($31,069,495)	($4,318,614)	—
Plus, FMV of Awards Granted and Vested in the indicated Year	$1,326,066	$1,733,185	$962,229	$557,207	—
Plus, Change in Fair Value (from prior year-end to vesting date) of Prior Year awards that Vested this year	$3,885,430	$29,105,769	$19,016,429	$20,915,668
Less Prior Year Fair Value of Prior Year awards that Failed to vest this year	($0)	($0)	($0)	($0)

Total Adjustments	$9,395,389	$101,793,329	($7,458,879)	$18,084,699

Compensation Actually Paid	$28,687,892	$119,135,192	$24,757,155	$39,820,493

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(5)	Compensation Actually Paid to PEO #2 (Mr. Tan) reflects the following adjustments from Total compensation reported in the Summary Compensation Table:

	2024	2023	2022	2021	2020
Total Reported in Summary Compensation Table (SCT)	—	—	—	$11,166,016	$9,604,640

Less, value of Stock Awards reported in SCT			—	($8,999,650)	($7,498,545)
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	—	—	—	$12,344,763	$16,413,875
Plus, Change in Fair Value (from prior year-end to indicated year-end) of Prior Years awards that are Outstanding and Unvested	—	—	—	$6,806,871	$48,081,970
Plus, FMV of Awards Granted and Vested in the indicated Year	—	—	—	$1,003,000	$1,244,473
Plus, Change in Fair Value (from prior year-end to vesting date) of Prior Year awards that Vested this year	—	—	—	$38,030,290	$25,443,727
Less Prior Year Fair Value of Prior Year awards that Failed to vest this year	—	—	—	($0)	($0)

Total Adjustments	—	—	—	$49,185,274	$83,685,500

Compensation Actually Paid	—	—	—	$60,351,290	$93,290,140

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(6)	The average Compensation Actually Paid to the non-PEO NEOs reflects the following adjustments from Total compensation reported in the Summary Compensation Table:

	2024	2023	2022	2021	2020
Total Reported in Summary Compensation Table (SCT)	$5,477,021	$5,291,144	$10,293,930	$5,188,515	$4,251,412

Less, value of Stock Awards reported in SCT	($4,440,047)	($4,105,718)	($9,032,300)	($3,999,937)	($3,206,240)
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$4,175,195	$5,483,961	$10,165,513	$5,017,287	$6,219,548
Plus, Change in Fair Value (from prior year-end to indicated year-end) of Prior Years awards that are Outstanding and Unvested	$1,268,894	$16,894,138	($11,766,789)	($1,923,004)	$8,360,210
Plus, FMV of Awards Granted and Vested in the indicated Year	$222,918	$314,241	$216,729	$208,366	$236,946
Plus, Change in Fair Value (from prior year-end to vesting date) of Prior Year awards that Vested this year	$1,262,760	$10,459,620	$7,500,782	$10,047,986	$5,453,791
Less Prior Year Fair Value of Prior Year awards that Failed to vest this year	($0)	($0)	($0)	($0)	($0)

Total Adjustments	$2,489,720	$29,046,242	($2,916,064)	$9,350,699	$17,064,255

Compensation Actually Paid	$7,966,742	$34,337,386	$7,377,865	$14,539,214	$21,315,667

(7)
Peer group TSR reflects the S&P 500 Information Technology Index performance as reflected in the Annual Report pursuant to Item 201(e) of Regulation
S-K.
For Cadence’s and the peer group’s TSR, each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on December 28, 2019.

(8)
We identified
Non-GAAP
Operating Income Dollars as our company selected measure which is defined as operating income adjusted for amortization of acquired intangibles, stock-based compensation expense, non-qualified
deferred compensation expenses or credits, restructuring charges or credits, acquisition- and integration-related costs, and special charges. A reconciliation of our non-GAAP
to GAAP financial results is set forth in Appendix A to this proxy statement.

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Compensation Actually Paid versus Total Shareholder Return
As indicated above, we believe there is a strong alignment between Compensation Actually Paid and our TSR as we have outperformed our peer group. Specifically, when our stock price has grown (in 2020, 2021, 2023, and 2024), the Compensation Actually Paid has been above our Summary Compensation Table values and when our stock price has decreased (2022) the Compensation Actually Paid has been below our Summary Compensation Table values (and lower than prior years). The 2020 Compensation Actually Paid values for Mr. Tan reflect the impact of prior option awards and prior LTP awards that had meaningful changes in fair value because of our significant stock price gains in 2020. As noted above, the lower Compensation Actually Paid values in 2021 compared to 2020, and in 2024 compared to 2023, are a result of several factors including lower price growth and fewer outstanding LTP awards included in the calculations. The higher Compensation Actually Paid values in 2023 compared to 2022 are a result of several factors including significant stock price growth and the use of options and periodic LTP grants in the program.

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Compensation Actually Paid versus GAAP Net Income and
non-GAAP
Operating Income (Company Selected Metric)
As alluded to above, and compared to correlation with TSR, we see a weaker correlation between our financial and operational metrics and Compensation Actually Paid. In each of the past three years our GAAP Net Income and non-GAAP
Operating Income has grown; however, our Compensation Actually Paid has varied over that same period of time (higher values in 2020, 2021, 2023 and lower values in 2022 and 2024). This underscores that our compensation program is materially tied to stock price performance and creates alignment with the stockholder experience.

Compensation Actually Paid versus GAAP Net Income
Compensation Actually Paid ($M)
GAAP Net Income ($M)
$0
$20
$40
$60
$80
$100
$120
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
N/A
$40
$25
$119
$29
$93
$60
N/A
N/A
N/A
$21
$15
$7
$34
$8
FY2020
FY2021
FY2022
FY2023
FY2024
FY2020
FY2021
FY2022
FY2023
FY2024
FY2020
FY2021
FY2022
FY2023
FY2024
PEO #1 (Mr. Devgan - CEO)
PEO #2 (Mr. Tan - Former CEO)
Avg Non-PEO

Compensation Actually Paid versus non-GAAP Operating Income
Compensation Actually Paid ($M)
Non-GAAP Operating Income ($M)
$0
$20
$40
$60
$80
$100
$120
$500
$700
$900
$1,100
$1,300
$1,500
$1,700
$1,900
$2,100
N/A
$40
$25
$119
$29
$93
$60
N/A
N/A
N/A
$21
$15
$7
$34
$8
FY2020
FY2021
FY2022
FY2023
FY2024
PEO #1 (Mr. Devgan - CEO)
PEO #2 (Mr. Tan - Former CEO)
Avg Non-PEO

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The following is a list of financial performance and
non-financial
performance measures, which in our
assessment
represent the most important measures used by Cadence to link Compensation Actually Paid to the NEOs for 2024:
Revenue
Non-GAAP
Operating Income Dollars
Non-GAAP
Operating Income Margin
Stock Price Performance
For additional details regarding these performance measures, please see the sections titled “Short-Term Cash Incentive Compensation under the Senior Executive Bonus Plan” and “Equity Incentive Compensation” in our “Compensation Discussion and Analysis” elsewhere in this proxy statement.

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CERTAIN TRANSACTIONS

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTY

The Board has adopted written Related Party Transaction Policies and Procedures, which require that all “interested transactions” (as defined below) be subject to approval or ratification in accordance with the procedures outlined in the policy.

An “interested transaction” is any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which:

•	The aggregate amount involved is or is expected to exceed $120,000 since the beginning of Cadence’s last fiscal year;

•	Cadence or any of its subsidiaries is a participant; and

•	Any “related party” has or will have a direct or indirect material interest.

A party will not be deemed to have a material interest in a transaction solely as a result of being a director or, together with all other related parties, less than 10%, in the aggregate, direct or indirect owner of another entity (other than a partnership).

A “related party” covered by the policy is any:

•	Person who was or is (since the beginning of the last fiscal year) an executive officer, director or nominee for election as a director of Cadence;

•	Greater than 5% beneficial owner of Cadence common stock; or

•

Immediate family member of any of those parties, which includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in law and anyone residing in such person’s home (other than a tenant or employee).

The Corporate Governance and Nominating Committee reviews the material facts of all interested transactions and either approves or disapproves of the entry into the transaction. If advance approval of an interested transaction is not feasible, the transaction is reviewed and, if the Corporate Governance and Nominating Committee determines it to be appropriate, ratified at that committee’s next scheduled meeting. In determining whether to approve or ratify an interested transaction, the Corporate Governance and Nominating Committee takes into account, among other appropriate factors, the extent of the related party’s interest in the transaction and whether the interested transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances. Directors may not participate in any discussion or approval of an interested transaction for which they are a related party.

The Corporate Governance and Nominating Committee has preapproved or ratified the following categories of potential interested transactions:

•	Any employment by Cadence of an executive officer of Cadence if:

◾	The related compensation is required to be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements,

◾	The executive officer is not an immediate family member of a “related party,” the related compensation would be reported in Cadence’s proxy statement under the SEC’s compensation

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disclosure requirements if the executive officer was a named executive officer and the Compensation Committee approved (or recommended that the Board approve) such compensation, or

◾	The related transaction involves the recovery of erroneously awarded compensation that is disclosed pursuant to the SEC’s compensation disclosure requirements;

•	Any compensation paid to a director if the compensation is required to be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements;

•

Any transaction with another company in which the related party’s only relationship is as a non-executive employee, advisor, director and/or equity owner of, together with all other related parties, less than 10% of that company’s shares, if the aggregate amount involved, since the beginning of Cadence’s last fiscal year, does not exceed the greater of (i) $200,000 and/or (ii) 5% of the recipient’s total annual revenues;

•

Any charitable contribution by Cadence to a charitable organization, foundation or university at which a related party’s only relationship is as a non-executive employee, advisor or director, and from which the related party is not expected to realize any personal benefit or gain, if the aggregate amount involved, since the beginning of Cadence’s last fiscal year, does not exceed $1,000,000, or if donations are made pursuant to Cadence’s matching program as a result of contributions by employees, pursuant to a program that is available on the same terms to all employees of Cadence;

•	Any transaction where the related party’s interest arises solely from the ownership of Cadence common stock and all holders of Cadence common stock received the same benefit on a pro rata basis; and

•	Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

The Board has also delegated to the Chair of the Corporate Governance and Nominating Committee the authority to pre-approve or ratify any interested transaction with a related party in which the aggregate amount is expected to be less than $1,000,000. Further, if a director serves as an executive officer of another company with which Cadence does business, the Corporate Governance and Nominating Committee may establish guidelines, via resolutions, under which certain transactions are deemed pre-approved and the Corporate Governance and Nominating Committee, on at least an annual basis, reviews both Cadence’s relationship with the director-affiliated company and the guidelines that have been established for management of that relationship.

INDEMNIFICATION AGREEMENTS

Cadence’s Bylaws provide that Cadence will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware (“DGCL”). Cadence’s Bylaws also authorize the Board to cause Cadence to enter into indemnification agreements with its directors, officers and employees and to purchase insurance on behalf of any person it is permitted to indemnify. Pursuant to these Bylaw provisions, Cadence has entered into indemnity agreements with each of its directors and executive officers and has also purchased insurance on behalf of its directors and executive officers.

Each indemnity agreement provides, among other things, that Cadence will indemnify each signatory to the extent provided in the agreement for expenses, witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that the individual becomes legally obligated to pay because of any claim or claims made against or by him or her in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitral, administrative or investigative, to which the individual is or may be made a party by reason of his or her position as a director, officer, employee or other agent of Cadence, and otherwise as may be provided to the individual by Cadence under the non-exclusivity provisions of the DGCL and Cadence’s Bylaws.

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INFORMATION ABOUT THE ANNUAL MEETING

ATTENDING THE ANNUAL MEETING

Time and Location

The Annual Meeting is scheduled to take place on May 8, 2025, at 1:00 p.m. Pacific Time and will be held by virtual meeting format only.

To attend the Annual Meeting, go to www.meetnow.global/M9LNHJ2. Online access to the virtual meeting will begin at 12:45 p.m. Pacific Time to allow time for log-in. If you encounter any difficulties accessing the meeting, please call the technical support number that will be posted on the virtual meeting log-in page.

Accessing the Virtual Meeting as a Stockholder or Guest

•

Attending as a Stockholder. Registered and beneficial stockholders as of the Record Date may log into the virtual meeting as a “stockholder,” which will allow them to ask questions and vote during the meeting. You will need a control number to log in as a stockholder, as more fully described below.

•

Attending as a Guest. Stockholders and members of the public may also attend the virtual meeting by logging in as a “guest,” which does not require a control number. Guests cannot ask questions or vote during the meeting.

Registered Stockholders

If you own shares of Cadence common stock that are registered directly in your name with Cadence’s transfer agent, Computershare, you are a “registered stockholder” and the “stockholder of record” of those shares. In such case, you will receive a notice card or proxy card with a 15-digit control number from Computershare in the mail (or electronically if you so elected). Such control number may be used to access the virtual meeting website as a stockholder.

Beneficial Stockholders

If you own shares of Cadence common stock that are held through a broker, bank or other nominee (commonly referred to as being held “in street name”), you are a “beneficial stockholder” and your broker, bank or other nominee is considered the “stockholder of record” of those shares. In such case, you have the right to direct your broker, bank or other nominee on how to vote your shares and will receive in the mail (or electronically if you so elected) a voting instruction form with a control number from such broker, bank or other nominee.

Beneficial stockholders can attend the virtual Annual Meeting in two ways:

•

Pre-Registration with Legal Proxy. Beneficial stockholders may attend and vote at the virtual meeting by following the standard pre-registration process. To pre-register, send an email to legalproxy@computershare.com before 5:00 p.m. Eastern Time on May 5, 2025 and include your mailing address and an image of a legal proxy in your name from the broker, bank or other nominee that holds your shares. In order to obtain a legal proxy, you should as soon as possible (1) log into the voting site listed on the voting instruction form you received from your broker, bank or other nominee and click on “Vote” or (2) request one through your bank, broker or other nominee. After you transmit the legal proxy to the foregoing email address, you will receive a control number from Computershare, our virtual meeting provider, to access the virtual meeting website as a “stockholder.”

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Note that once you request a legal proxy, all control numbers you previously received from your broker (see next paragraph) and any votes that you have previously cast will be invalidated. Thus, you will need to attend the Annual Meeting with the new control number from Computershare and vote your shares during the Annual Meeting.

•

Direct Access with Broker Control Number. In an effort to make our virtual Annual Meeting more easily accessible, Cadence has again engaged a service being offered by Computershare through which the vast majority of beneficial stockholders may access the virtual meeting website as a “stockholder” using the control number directly provided by their broker, bank or other nominee on their voting instruction form, without the need for pre-registration with a legal proxy. If your shares are held in street name and your voting instruction form or notice indicates that you may vote those shares through either www.proxyvote.com or www.proxypush.com, then you may access, participate in and vote at the Annual Meeting by entering the control number provided on your voting instruction form into the log-in page of the virtual meeting website. Attending the Annual Meeting using this method of access will have no effect on any previously cast votes unless you elect to change your vote at the Annual Meeting.

If your voting instruction form or notice directs you to a voting platform other than the two websites mentioned above, then it means that your broker, bank or other nominee is not a participant in this service and therefore, you must follow the “Pre-Registration with Legal Proxy” process in order to participate in the virtual Annual Meeting as a “stockholder.”

Stockholder Questions

Questions from stockholders will be answered during the Annual Meeting, subject to the rules of conduct of the meeting that will be published on the virtual meeting website and time constraints. If we receive substantially similar questions, we may group such questions together and provide a summary. If there are questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints or otherwise, Cadence will post answers to such questions on our Investor Relations page at www.cadence.com as soon as practicable after the Annual Meeting.

QUESTIONS AND ANSWERS RELATING TO PROXY MATERIALS

1.	Why am I receiving these proxy materials?

The enclosed proxy is solicited on behalf of the Board of Directors of Cadence Design Systems, Inc., a Delaware corporation, for the Annual Meeting to be held on May 8, 2025, at 1:00 p.m. Pacific Time, or at any adjournment or postponement thereof. The purpose of the Annual Meeting is set forth in this proxy statement and in the accompanying Notice of Annual Meeting.

This proxy statement contains important information to consider when deciding how to vote on the matters brought before the Annual Meeting. Stockholders entitled to vote at the Annual Meeting are encouraged to read it carefully.

Cadence intends to publish this proxy statement on the Investor Relations page at www.cadence.com on or about March 25, 2025.

2.	How may I obtain Cadence’s annual report on Form 10-K?

A copy of the Annual Report is available free of charge on the internet from the SEC at www.sec.gov and on our Investor Relations page at www.cadence.com.

3.	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials? How may I obtain a paper copy of the proxy materials?

Pursuant to the rules adopted by the SEC, Cadence is furnishing proxy materials to its stockholders primarily via the internet, rather than mailing paper copies of these materials to each stockholder. This

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process expedites stockholders’ receipt of the proxy materials, lowers the costs of the Annual Meeting and helps conserve natural resources.

On or about March 25, 2025, Cadence will mail to each stockholder entitled to vote at the Annual Meeting (other than those stockholders who previously had requested electronic or paper delivery of the proxy materials) a Notice of Internet Availability of Proxy Materials that contains instructions on how to access and review the proxy materials (including Cadence’s proxy statement and annual report) on the internet and how to access a proxy card to vote on the internet or by telephone.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

4.	How can I access the proxy materials over the internet?

Your Notice of Internet Availability of Proxy Materials will contain instructions on how to access and view the proxy materials on the internet and how to request a paper copy of the proxy materials.

The proxy materials are also available on the Investor Relations page at www.cadence.com.

5.	I received one copy of the proxy materials. May I get additional copies?

You may request additional copies of Cadence’s Notice of Internet Availability of Proxy Materials and proxy materials by writing to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134, by calling Cadence’s Investor Relations Group at (408) 944-7100 or by emailing the Investor Relations Group at investor_relations@cadence.com.

6.

What if I received a notice from my broker stating that it will be “householding” deliveries to my address? What if I received more than one copy of the Notice of Internet Availability of Proxy Materials and proxy materials?

SEC rules permit companies and intermediaries, such as brokers, to deliver a single copy of certain proxy materials to certain stockholders who share the same address, a practice referred to as “householding.” Some banks, brokers and other nominees will be householding Cadence’s Notice of Internet Availability of Proxy Materials and proxy materials for stockholders who do not participate in electronic delivery of proxy materials, unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or other nominee holder of your Cadence common stock that the broker or other nominee will be householding the Notice of Internet Availability of Proxy Materials or proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials and proxy materials, or if you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials and proxy materials and wish to receive only one copy, please notify your broker or other nominee holder of your Cadence common stock. If you received a single set of proxy materials as a result of householding by your broker and you would like to receive separate copies of such materials, you may also submit a request to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134, by calling Cadence’s Investor Relations Group at (408) 944-7100 or by emailing the Investor Relations Group at investor_relations@cadence.com, and we will promptly provide them to you.

QUESTIONS AND ANSWERS RELATING TO VOTING

7.	Who may vote at the Annual Meeting?

You may vote if you owned shares of Cadence common stock, $0.01 par value per share, as of the close of business on March 10, 2025, which is the Record Date for the Annual Meeting. At the close of

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business on the Record Date, Cadence had 274,313,598 shares of common stock outstanding and entitled to vote.

Each share outstanding on the Record Date is entitled to one vote at the Annual Meeting. You are entitled to vote shares that are (i) held directly in your name or (ii) held for you as the beneficial owner in a brokerage account or through a broker, bank or other nominee rather than directly in your name.

8.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If you own shares of Cadence common stock that are registered directly in your name with Cadence’s transfer agent, Computershare, you are considered the “stockholder of record” of those shares of Cadence common stock.

If you own shares of Cadence common stock that are held through a broker, bank or other nominee (that is, “in street name”), you are considered the “beneficial owner” of those shares of Cadence common stock. In that case, your broker, bank or other nominee is considered the “stockholder of record” with respect to those shares of Cadence common stock and should be forwarding the proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote those shares of Cadence common stock.

9.	How do I vote my shares if I am a stockholder of record?

If you are a stockholder of record as of the close of business on the Record Date, you have three options for submitting your vote prior to the Annual Meeting: (i) via the internet, (ii) by telephone or (iii) by mail (by completing, signing, dating and mailing a paper proxy card, which a stockholder may request as outlined in the Notice of Internet Availability of Proxy Materials).

If you attend the Annual Meeting by logging into the virtual meeting as a stockholder, you may also submit your vote via the virtual meeting website, in which case any votes that were previously submitted — whether via the internet, telephone or mail — will be superseded by the vote that is cast at the Annual Meeting.

Whether your proxy is submitted via the internet, telephone or mail, if it is properly completed and submitted and if it is not revoked prior to the Annual Meeting, the shares will be voted at the Annual Meeting in the manner set forth in this proxy statement or as otherwise specified by you.

10.	How do I vote my shares if I am a beneficial owner through a broker, bank or other nominee?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to attend the Annual Meeting. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares of Cadence common stock held through a broker, bank or other nominee may be voted at the Annual Meeting by you only if you log into the virtual meeting website as a stockholder. The two methods for doing so are described above under “Attending the Annual Meeting.”

11.	What is the vote required to pass each of the proposals?

Proposal 1 – regarding the election of directors, each director must receive a majority of the votes cast (the number of shares voted “for” a director must exceed the number of votes cast “against” that director), provided that in a contested election, each director must be elected by the vote of a plurality of the shares present in person or represented by proxy and entitled to vote on the proposal.

Proposals 2, 3 and 4 – the affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on each proposal is required for approval of each proposal.

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12.	Who will bear the cost of this proxy solicitation?

Cadence will bear the entire cost of soliciting proxies, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders by Cadence in connection with the matters to be voted on at the Annual Meeting.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Cadence common stock beneficially owned by others for forwarding to the beneficial owners. Cadence will reimburse persons representing beneficial owners of Cadence common stock for their costs of forwarding solicitation materials to the beneficial owners.

The solicitation of proxies through this proxy statement may be supplemented by telephone, facsimile and use of the internet or personal solicitation by directors, officers or other employees of Cadence and by MacKenzie Partners, Inc. Cadence has retained MacKenzie Partners to solicit proxies for an aggregate fee of approximately $16,500 plus reasonable expenses. No additional compensation will be paid to directors, officers or other employees of Cadence or any of its subsidiaries for their services in soliciting proxies.

If you have any questions or need any assistance in voting your shares, please contact MacKenzie Partners toll-free at (800) 322-2885, collect at (212) 929-5500 or at proxy@mackenziepartners.com.

13.	What are broker non-votes and how are the broker non-votes counted?

Broker non-votes occur when a bank, broker or other nominee (i.e., the record holder) has not received voting instructions from the beneficial owner on a matter for which the record holder does not have discretionary power to vote. For such matters, broker non-votes are counted as present for purposes of determining the presence of a quorum. Broker non-votes will have no effect on voting on the matter where the vote required is the affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on such matter. Where the vote required is the affirmative vote of a majority of the voting power of the outstanding shares of stock of the Company entitled to vote at the Annual Meeting, broker non-votes will have the effect of votes against the proposal.

14.	When does a broker have discretion to vote my shares?

Under the rules that govern brokers who are record holders of shares that are held in brokerage accounts for the beneficial owners of the shares, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote such uninstructed shares on non-routine matters.

The following proposals are considered non-routine matters: Proposal 1 – regarding the election of directors, Proposal 2 – regarding an advisory resolution to approve named executive officer compensation, and Proposal 4 – regarding the stockholder proposal regarding political spending. Therefore, unless you provide voting instructions to any broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on Proposals 1, 2 or 4.

Proposal 3 – regarding the ratification of the selection of Cadence’s independent registered public accounting firm is considered a routine matter, and brokers are therefore permitted to vote shares held by them without instruction from beneficial owners.

15.	How are abstentions counted?

Abstentions are counted as present for purposes of determining the presence of a quorum, but how abstentions affect the outcome of a vote differs based on the required vote for the proposal.

Proposal 1 – regarding the election of directors, abstentions count neither as a vote “for” nor a vote “against” a director.

Proposals 2, 3 and 4 – abstentions will have the same effect as a vote against that proposal.

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16.	Can I change a vote I have previously cast?

If you are a stockholder of record, you may change or withdraw your proxy at any time before it is actually voted, irrespective of whether your proxy was submitted via the internet, telephone or mail. Your proxy may be revoked by providing a written notice of revocation or a duly executed proxy bearing a later date to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134, or it may be revoked by attending the Annual Meeting and voting via the virtual meeting website. Attendance at the Annual Meeting will not, by itself, be sufficient to revoke a proxy.

If you are a beneficial owner who holds your stock through a bank, broker or other nominee, you must contact the bank, broker or other nominee that holds your shares for specific instructions on how to change or revoke your vote, or attend the Annual Meeting logged in as a stockholder and vote via the virtual meeting website.

17.	How does the Board of Directors recommend that I vote?

The Board recommends that you vote:

Proposal 1:	FOR the election of each of the ten director nominees named in this proxy statement;

Proposal 2:	FOR the advisory resolution to approve named executive officer compensation;

Proposal 3:	FOR the ratification of the selection of PricewaterhouseCoopers LLP as Cadence’s independent registered public accounting firm for its fiscal year ending December 31, 2025; and

Proposal 4:	AGAINST the stockholder proposal regarding political spending.

QUESTIONS AND ANSWERS RELATING TO THE ANNUAL MEETING

18.	What constitutes a quorum for the Annual Meeting?

The presence, including by proxy, of a majority of the voting power of the shares of Cadence common stock outstanding and entitled to vote as of the Record Date is required for a quorum at the Annual Meeting.

19.	Who is the inspector of elections for the Annual Meeting?

Computershare has been appointed as the inspector of elections for the Annual Meeting. All votes will be tabulated by a representative of Computershare. This representative will also separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUESTIONS AND ANSWERS RELATING TO STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

20.	Can stockholders submit proposals for inclusion in Cadence’s proxy materials for the next annual meeting?

Stockholder proposals (other than director nominations) must comply with the requirements of Rule 14a-8 of the Exchange Act and must be submitted in writing to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 and received no later than the close of business (5:00 p.m. Pacific Time) on November 25, 2025 to be included in the proxy statement and form of proxy relating to the 2026 Annual Meeting of Stockholders.

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21.	Can stockholders nominate directors for inclusion in Cadence’s proxy statement for the next annual meeting?

Cadence’s Bylaws provide that, under certain circumstances, director candidates nominated by a stockholder or group of stockholders may be included in Cadence’s annual meeting proxy statement. These proxy access provisions of Cadence’s Bylaws provide, among other things, that a stockholder or group of no more than 20 stockholders seeking to include director candidates in Cadence’s proxy statement must own at least 3% of Cadence’s outstanding shares of common stock continuously for at least the previous three years. The number of stockholder-nominated candidates to be included in any set of proxy statement cannot exceed the greater of two individuals or 20% of the number of directors (rounded down to the nearest whole number), which number may be reduced under certain circumstances, as described in Cadence’s Bylaws. The nominating stockholder or group of stockholders must also deliver the information required by Cadence’s Bylaws and satisfy the other applicable requirements of Cadence’s Bylaws, and each nominee must meet the qualifications set forth in Cadence’s Bylaws.

Notices to include stockholder-nominated candidates in Cadence’s proxy statement for the 2026 Annual Meeting of Stockholders must be submitted in writing to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 no later than the close of business on January 8, 2026 and no earlier than the close of business on December 9, 2025, and must otherwise satisfy the requirements set forth in Cadence’s Bylaws. However, if the date of the 2026 Annual Meeting of Stockholders changes by more than 30 days from the first anniversary of the Annual Meeting, nomination notices must be submitted in writing to Cadence’s Corporate Secretary no later than the close of business on the tenth day following the first public announcement of the date of the meeting.

22.

What is the deadline for stockholders to submit director nominations or other proposals for consideration at the next annual meeting that stockholders do not seek to include in Cadence’s proxy materials?

For director nominations or other business proposals that the stockholder does not seek to include in Cadence’s 2026 proxy materials pursuant to the proxy access provisions set forth in Cadence’s Bylaws or Rule 14a-8 under the Exchange Act, the nominations or proposals must be submitted in writing to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 no later than the close of business on February 7, 2026 and no earlier than the close of business on January 8, 2026. and must otherwise satisfy the requirements set forth in Cadence’s Bylaws. However, if the date of the 2026 Annual Meeting of Stockholders changes by more than 30 days from the first anniversary of the Annual Meeting, any such stockholder proposals or nominations must be submitted in writing to Cadence’s Corporate Secretary no later than the close of business on the tenth day following the first public announcement of the date of the meeting.

If the stockholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, Cadence may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination submitted by a stockholder.

In order for stockholders to give timely notice of director nominations at our 2026 Annual Meeting of Stockholders for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act (“Rule 14a-19”), notice must be submitted by the same deadlines as disclosed above which are set forth in Cadence’s Bylaws and must also include the information in the notice required by Cadence’s Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

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OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

March 25, 2025	Karna Nisewaner
Senior Vice President, General Counsel and Corporate Secretary

A COPY OF THE ANNUAL REPORT CAN BE FOUND ON THE INVESTOR RELATIONS PAGE AT WWW.CADENCE.COM OR, IF A STOCKHOLDER REQUESTED A PAPER COPY, IT IS BEING DELIVERED WITH THIS PROXY STATEMENT, AND IS ALSO AVAILABLE, ALONG WITH THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1 FOR CADENCE’S MOST RECENT FISCAL YEAR, WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, CADENCE DESIGN SYSTEMS, INC., 2655 SEELY AVENUE, BUILDING 5, SAN JOSE, CALIFORNIA 95134.

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APPENDIX A: Reconciliation of Non-GAAP to GAAP Financial Measures

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and Non-GAAP Operating Income Adjusted for Stock-based Compensation

(In Millions)	2020*	2021	2022	2023	2024

GAAP operating income	$646	$779	$1,074	$1,251	$1,351

Reconciling items to non-GAAP operating income

Stock-based compensation expense	197	210	270	326	391

Amortization of acquired intangibles	64	67	60	62	90

Acquisition and integration-related costs	23	23	41	56	96

Restructuring	9	(1)	—	11	24

Non-qualified deferred compensation expenses (credits)	5	6	(8)	11	11

Special charges**	—	27	—	—	11

Non-GAAP operating income***	$944	$1,111	$1,436	$1,717	$1,974

Stock-based compensation expense	(197)	(210)	(270)	(326)	(391)

Non-GAAP operating income adjusted for stock-based compensation***	$747	$901	$1,166	$1,391	$1,583

Table may not foot due to rounding

*	Fiscal 2020 was a 53-week year.

**	2021 includes costs related to a voluntary retirement program. 2024 includes costs related to adjustments to estimated legal liabilities and executive severance.

***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

GAAP to Non-GAAP Reconciliation

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this proxy statement with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

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2025 Annual Meeting Proxy Card

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A

Proposals –  THE BOARD OF DIRECTORS OF CADENCE DESIGN SYSTEMS, INC. RECOMMENDS A VOTE FOR EACH OF THE TEN DIRECTOR NOMINEES FOR ELECTION, A VOTE FOR PROPOSAL 2, A VOTE FOR PROPOSAL 3 AND A VOTE AGAINST PROPOSAL 4.

1. Election of Directors:
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Mark W. Adams	☐	☐	☐	02 - Ita Brennan	☐	☐	☐	03 - Lewis Chew	☐	☐	☐
04 - Anirudh Devgan	☐	☐	☐	05 - Moshe Gavrielov	☐	☐	☐	06 - ML Krakauer	☐	☐	☐
07 - Julia Liuson	☐	☐	☐	08 - James D. Plummer	☐	☐	☐	09 - Alberto Sangiovanni- Vincentelli	☐	☐	☐
10 - Young K. Sohn	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Advisory resolution to approve named executive officer compensation.	☐	☐	☐	3. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 31, 2025.	☐	☐	☐

4. Stockholder proposal regarding political spending.	☐	☐	☐

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The 2025 Annual Meeting of Stockholders of Cadence Design Systems, Inc. will be held on

Thursday, May 8, 2025 at 1:00 pm PT, virtually via the Internet at www.meetnow.global/M9LNHJ2.

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Important notice regarding the internet availability of proxy materials for the 2025 Annual Meeting of Stockholders of Cadence Design Systems, Inc.

The 2025 Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 of Cadence Design Systems, Inc. are available at www.envisionreports.com/CDNS.

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PROXY SOLICITED FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 8, 2025

The undersigned hereby appoints Anirudh Devgan, John M. Wall and Karna Nisewaner, or any of them, each with power of substitution, to attend and to represent the undersigned at the 2025 Annual Meeting of Stockholders of Cadence Design Systems, Inc., to be held virtually via the internet at www.meetnow.global/M9LNHJ2, on May 8, 2025 at 1:00 p.m. Pacific Time, and any continuation or adjournment thereof, and to vote the number of shares of common stock of Cadence Design Systems, Inc. that the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy card. Any proxy previously given by the undersigned with respect to such shares of common stock is hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CADENCE DESIGN SYSTEMS, INC.

THE SHARES WILL BE VOTED AS DIRECTED ON THE REVERSE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH OF THE TEN DIRECTOR NOMINEES FOR ELECTION, FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSAL 4. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE 2025 ANNUAL MEETING OF STOCKHOLDERS, PROXIES WILL BE VOTED ON THESE MATTERS AS THE PROXIES NAMED ABOVE MAY DETERMINE IN THEIR SOLE DISCRETION.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE.)

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